EXHIBIT 99.2

EXHIBITS AND SCHEDULES TO CREDIT AGREEMENT

[*] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

REVOLVING NOTE

[commitment]	Minneapolis, Minnesota March __, 2009

FOR VALUE RECEIVED, the undersigned, ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, “Borrowers”), hereby jointly and severally promise to pay to the order of                      (the “Bank”), at the main office of Wells Fargo Bank, National Association, as Agent (herein, in such capacity, the “Agent”), in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of [COMMITMENT] DOLLARS ([commitment]) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder from the date hereof until this Note is fully paid at the rates from time to time in effect under the Amended and Restated Credit Agreement dated as of March 2, 2009 (as hereafter amended, supplemented or restated from time to time, the “Credit Agreement”). All principal hereof, and all unpaid accrued interest, shall be payable on the Revolving Termination Date or such earlier date as shall be determined under the Credit Agreement.

The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof upon the occurrence of certain events. This Note is a Revolving Note as referenced in the Credit Agreement.

The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note supersedes and replaces that certain $             Revolving Note dated as of February 15, 2008 made by the Company to the order of the Bank, but does not constitute a novation of the indebtedness evidenced thereby.

ENTEGRIS, INC.

By:
Its:

POCO GRAPHITE, INC.

By:
Its:

EXHIBIT B

SWING LINE NOTE

$15,000,000	Minneapolis, Minnesota
March __, 2009

FOR VALUE RECEIVED, the undersigned, ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, “Borrowers”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”), at the main office of Wells Fargo Bank, National Association, as Agent (herein, in such capacity, the “Agent”), in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the principal amount hereunder from the date hereof until this Note is fully paid at the rates from time to time in effect under the Amended and Restated Credit Agreement dated as of March 2, 2009 (as hereafter amended, supplemented or restated from time to time, the “Credit Agreement”). All principal hereof, and all unpaid accrued interest, shall be payable on the Revolving Termination Date or such earlier date as shall be determined under the Credit Agreement.

The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof upon the occurrence of certain events. This Note is the Swing Line Note as referenced in the Credit Agreement.

The Borrowers hereby agree to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

This Note supersedes and replaces that certain $20,000,000 Swing Line Note dated as of February 15, 2008 made by the Company to the order of the Bank, but does not constitute a novation of the indebtedness evidenced thereby.

ENTEGRIS, INC.

By:
Its:

POCO GRAPHITE, INC.

By:
Its:

EXHIBIT C TO

CREDIT AGREEMENT

Certificate of Responsible Officer as to Fiscal Quarter Financial Statements

TO:	Wells Fargo Bank,
National Association, as Agent
Loan Adjustment Group
MAC N9305-198
90 So. 7th Street, 19th Floor
Minneapolis, MN 55479
Attention: Troy Jefferson

Date:                             ,

Re:	Fiscal Month Financial Statements — Entegris, Inc. (the “Company”)

We refer to the Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended or modified to date, the “Credit Agreement”) among the Company and Poco Graphite, Inc. (collectively, the “Borrowers”), certain banks named therein (the “Banks”) and Wells Fargo Bank, National Association, as Agent for such Banks. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

I am the duly qualified and acting Chief Financial Officer of the Company, and I am familiar with the financial statements and financial affairs of the Company and its Subsidiaries and am authorized to execute this Certificate on behalf of the Company.

Pursuant to Section 5.1(b) or (c), as applicable, of the Credit Agreement, attached are the required unaudited financial statements of the Company and its Subsidiaries as of                              (the “Covenant Computation Date”). I certify that such consolidated financial statements have been prepared in accordance with GAAP, subject to year-end adjustments and the addition of footnotes, fairly present, in all material respects, the financial condition of the Company and its Subsidiaries as of the Covenant Computation Date and the results of the operations of the Company and its Subsidiaries for the period then ended, and conform to the requirements of Section 5.1(b) or (c), as applicable, of the Credit Agreement.

Events of Default. (Check one):

☐ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

☐ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

A. Minimum Performance Threshold. I further certify that EBITDA of the Borrowers and their Subsidiaries for the fiscal year-to-date period ending on the Covenant Computation Date was $            , which ☐ satisfies ☐ does not satisfy the Minimum Performance Threshold set forth in Section 1.1 of the Credit Agreement. [APPLICABLE AS OF FISCAL MONTHS ENDING JULY 31, 2009 THROUGH DECEMBER 31, 2009. IN CASE OF DECEMBER 31, 2009 TEST, TO BE TESTED OFF AUDITED FINANCIAL STATEMENTS.]

B. Financial Covenants. I further hereby certify as follows:

1. Minimum EBITDA. Pursuant to Section 5.8 of the Credit Agreement, for the fiscal year-to-date period ending as of the Covenant Computation Date, the EBITDA of the Borrowers and their Subsidiaries was $            , which ☐ satisfies ☐ does not satisfy the requirement that EBITDA not be less than $             for such fiscal year-to-date period. [APPLICABLE AS OF FISCAL MONTHS ENDING ON OR BEFORE MARCH 31, 2010. IN CASE OF DECEMBER 31, 2009 TEST, TO BE TESTED OFF AUDITED FINANCIAL STATEMENTS.]

2. Cash Flow Leverage Ratio. Pursuant to Section 5.9 of the Credit Agreement, as of the Covenant Computation Date, the Cash Flow Leverage Ratio of the Borrowers and their Subsidiaries was              to 1.00 which ☐ satisfies ☐ does not satisfy the requirement that such ratio be not greater than 3.00 to 1.00 on the Covenant Computation Date. [APPLICABLE AS OF FISCAL QUARTERS ENDING ON OR AFTER JUNE 30, 2010. IN CASE OF FISCAL YEAR END TEST, TO BE TESTED OFF AUDITED FINANCIAL STATEMENTS.]

3. Fixed Charge Coverage Ratio. Pursuant to Section 5.10 of the Credit Agreement, as of the Covenant Computation Date, the Fixed Charge Coverage Ratio of the Borrowers and their Subsidiaries was              to 1.00, which ☐ satisfies ☐ does not satisfy the requirement that such ratio be not less than 1.50 to 1.00 on the Covenant Computation Date. [APPLICABLE AS OF FISCAL QUARTERS ENDING ON OR AFTER JUNE 30, 2010. IN CASE OF FISCAL YEAR END TEST, TO BE TESTED OFF AUDITED FINANCIAL STATEMENTS.]

4. Minimum Liquidity. Pursuant to Section 5.11 of the Credit Agreement, at all times during the fiscal month ending on the Covenant Computation Date, the Qualified Cash of the Obligors was at least $            , which ☐ satisfies ☐ does not satisfy the requirement that Qualified Cash not be less than $25,000,000 at all times during such fiscal month. [APPLICABLE AT ALL TIMES]

5. Capital Expenditures. Pursuant to Section 5.12 of the Credit Agreement, for the fiscal year-to-date period ending as of the Covenant Computation Date, the aggregate amount of Capital Expenditures of the Borrowers and their Subsidiaries was $            , which ☐ satisfies ☐ does not satisfy the requirement that Capital Expenditures not be more than $             for such fiscal year-to-date period. [TO BE CALCULATED TO ADD ANY UNUSED PORTION OF THE CAP EX BUDGET FROM THE PRIOR FISCAL PERIOD AND SUBTRACT THE AMOUNT OF ANY INVESTMENT MADE IN PURELINE. IN CASE OF FISCAL YEAR END TEST, TO BE TESTED OFF AUDITED FINANCIAL STATEMENTS.]

6. Maximum Foreign Cash. Pursuant to Section 5.13 of the Credit Agreement, as of the Covenant Computation Date, the Cash and Cash Equivalents of the Company and its Foreign Subsidiaries located outside the United States was $            , which ☐  satisfies ☐ does not satisfy the requirement that such Cash and Cash Equivalents not exceed $50,000,000. [APPLICABLE AS OF EACH FISCAL MONTH END]

C. Negative Covenants. I further hereby certify that:

1. Liens. Liens on assets of the Borrowers and their Subsidiaries ☐ comply ☐ do not comply with the requirements of Section 6.1 of the Credit Agreement.

2. Debt. Debt of the Borrowers and their Subsidiaries ☐ complies ☐ does not comply with the requirements of Section 6.2 of the Credit Agreement.

3. Investments. Investments of the Borrowers and their Subsidiaries ☐ comply ☐  do not comply with the requirements of Section 6.3 of the Credit Agreement.

4. Asset Dispositions. Asset dispositions of the Borrowers and their Subsidiaries ☐ comply ☐ do not comply with the requirements of Section 6.5 of the Credit Agreement.

5. Restrictions on Nature of Business. The conduct of the Borrowers and their Subsidiaries’ business☐ complies ☐ does not comply with the requirements of Section 6.8 of the Credit Agreement.

Set forth on Schedule I attached hereto are all relevant facts in reasonable detail to evidence and to compute (A) EBITDA of the Borrowers and their Subsidiaries for purposes of establishing whether or not the Borrowers have satisfied the Minimum Performance Threshold and (B) whether or not the Borrowers are in compliance with the financial covenants referred to above.

ENTEGRIS, INC.

By:
Its:

SCHEDULE I

COVENANT CALCULATIONS

To be included as part of Compliance Certificate with delivery of Annual Financial Statements:

Certificate of Chief Financial Officer as to Annual Financial Statements

TO:	Wells Fargo Bank,
National Association, as Agent
Loan Adjustment Group
MAC N9305-198
90 So. 7th Street, 19th Floor
Minneapolis, MN 55479
Attention: Troy Jefferson

Date:                     ,

Re:	Audited Annual Financial Statements — Entegris, Inc. (the “Company”)

We refer to the Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended or modified to date, the “Credit Agreement”) among the Company and Poco Graphite, Inc. (collectively, the “Borrowers”), certain banks named therein (the “Banks”) and Wells Fargo Bank, National Association, as Agent for such Banks. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

I am the duly qualified and acting Chief Financial Officer of the Company, and I am familiar with the financial statements and financial affairs of the Company and its Subsidiaries and am authorized to execute this Certificate on behalf of the Company.

Pursuant to Section 5.1(a) of the Credit Agreement, attached are the audited consolidated and unaudited consolidating financial statements of the Company and its Subsidiaries prepared by                      as of December 31, 20     and for the fiscal year then ended.

I certify that such consolidated financial statements have been prepared in accordance with GAAP, fairly present, in all material respects, the financial condition of the Company and its Subsidiaries and the results of the operations of the Company and its Subsidiaries for the period then ended, and conform to the requirements of Section 5.1(a) of the Credit Agreement. I further certify that I have obtained no knowledge, except as specifically stated in the attachment hereto, of any Default or Event of Default.

ENTEGRIS, INC.

By:
Its:

Entegris, Inc.

2009 Bank Covenant Calculations

1) Minimum EBITDA Covenant
	2009
	January	February	March	April	May	June	July	August	September	October	November	December
Net income (loss)
Plus:
Interest expense
Income tax expense
Non-cash expenses
Non-recurring expenses related to permitted M&A
Lease payments (resulting in synthetic leases)
Depreciation
Amortization
F/X expenses
Extraordinary non-cash losses
Certain qualifying out-of-pocket expenses
Minus:
Extraordinary gains
Monthly EBITDA

YTD EBITDA

YTD EBITDA Covenant	($16,000,000)	($24,000,000)	($31,000,000)	($35,000,000)	($42,000,000)	($45,000,000)	($53,000,000)	($59,000,000)	($62,000,000)	($62,000,000)	($62,000,000)	($56,000,000)

2) Maximum Capital Expenditures
	2009
	January	February	March	April	May	June	July	August	September	October	November	December
Monthly Gross Capital Expenditure
Plus:
Unused from prior period
Minus:
Investment in Pureline
Monthly Adjusted Capital Expenditure

YTD Adjusted Capital Expenditure

YTD Capital Expenditure Covenant	($10,000,000)	($10,000,000)	($10,000,000)	($10,000,000)	($10,000,000)	($10,000,000)	($16,000,000)	($16,000,000)	($16,000,000)	($16,000,000)	($16,000,000)	($16,000,000)

3) Liquidity
	2009
	January	February	March	April	May	June	July	August	September	October	November	December
Lowest domestic cash balance during month

Minimum Liquidity Covenant	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000

	2009
	January	February	March	April	May	June	July	August	September	October	November	December
Foreign cash balance as of end of month

Maximum Liquidity Covenant	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

Entegris, Inc.

2010 Bank Covenant Calculations

1) Minimum EBITDA Covenant
	2010
	January	February	March
Net income (loss)
Plus:
Interest expense
Income tax expense
Non-cash expenses
Non-recurring expenses related to permitted M&A
Lease payments (resulting in synthetic leases)
Depreciation
Amortization
F/X expenses
Extraordinary non-cash losses
Certain qualifying out-of-pocket expenses
Minus:
Extraordinary gains
Monthly EBITDA

YTD EBITDA

YTD EBITDA Covenant	($3,000,000)	$2,000,000	$7,000,000

2) Maximum Capital Expenditures
	2010
	January	February	March	April	May	June	July	August	September	October	November	December
Monthly Gross Capital Expenditure
Plus:
Unused from prior period
Minus:
Investment in Pureline
Monthly Adjusted Capital Expenditure

YTD Adjusted Capital Expenditure

YTD Capital Expenditure Covenant	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)

3) Liquidity
	2010
	January	February	March	April	May	June	July	August	September	October	November	December
Lowest domestic cash balance during month

Minimum Liquidity Covenant	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000

	2010
	January	February	March	April	May	June	July	August	September	October	November	December
Foreign cash balance as of end of month

Maximum Liquidity Covenant	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

4) Fixed Charge Coverage Ratio
		2010
	2Q	3Q	4Q
Net income (loss)
Plus:
Interest expense
Income tax expense
Non-cash expenses
Non-recurring expenses related to permitted M&A
Lease payments (resulting in synthetic leases)
Depreciation
Amortization
F/X expenses
Extraordinary non-cash losses
Certain qualifying out-of-pocket expenses
Minus:
Extraordinary gains
Quarter-to-date EBITDA
YTD EBITDA
Total lease payments
Capital expenditures
Cash taxes
Principal payments

(EBITDA + Lease - Capex - Taxes) / (Interest + Lease + Principal)

Minimum Fixed Charge Covenant	1.5x	1.5x	1.5x

5) Cash Flow Leverage Covenant
		2010
	2Q	3Q	4Q
Funded Debt
Prior 2Q EBITDA
Prior 2Q EBITDA multiplied by 2

Funded Debt / Prior 2Q EBITDA X 2

Maximum Funded Debt / Prior 2Q EBITDA X 2	3.0x	3.0x	3.0x

Entegris, Inc.

2011 Bank Covenant Calculations

1) Maximum Capital Expenditures
2011
	January	February	March	April	May	June	July	August	September	October
Monthly Gross Capital Expenditure
Plus:
Unused from prior period
Minus:
Investment in Pureline
Monthly Capital Expenditure

YTD Capital Expenditure

YTD Capital Expenditure Covenant	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)	($20,000,000)

2) Liquidity
2011
	January	February	March	April	May	June	July	August	September	October
Lowest domestic cash balance during month

Minimum Liquidity Covenant	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000	$25,000,000

2011
	January	February	March	April	May	June	July	August	September	October
Foreign cash balance as of end of month

Maximum Liquidity Covenant	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000

3) Fixed Charge Coverage Ratio

2011
	1Q	2Q	3Q
Net income (loss)
Plus:
Interest expense
Income tax expense
Non-cash expenses
Non-recurring expenses related to permitted M&A
Lease payments (resulting in synthetic leases)
Depreciation
Amortization
F/X expenses
Extraordinary non-cash losses
Certain qualifying out-of-pocket expenses
Minus:
Extraordinary gains
Quarter-to-date EBITDA
Rolling 4Q EBITDA
Total lease payments
Capital expenditures
Cash taxes
Principal payments

(EBITDA + Lease - Capex - Taxes) / (Interest + Lease + Principal)

Minimum Fixed Charge Covenant	1.5x	1.5x	1.5x

4) Cash Flow Leverage Covenant
2011
	1Q	2Q	3Q
Funded Debt
Prior 2Q EBITDA
Prior 2Q EBITDA multiplied by 2

Funded Debt / Prior 2Q EBITDA X 2

Maximum Funded Debt / Prior 2Q EBITDA X 2	3.0x	3.0x	3.0x

EXHIBIT D

GUARANTY

This Guaranty, dated as of March 2, 2009, is made by ENTEGRIS PACIFIC LTD., a Delaware corporation (“Entegris Pacific”), ENTEGRIS LOGISTICS, INC., a Delaware corporation (“Entegris Logistics”), ENTEGRIS MATERIALS, INC., a Delaware corporation (“Entegris Materials”), ENTEGRIS NETHERLANDS, INC., a Minnesota corporation (“Entegris Netherlands”), POCO GRAPHITE HOLDINGS, LLC, a Delaware limited liability company (“Poco Holdings”), and POCO GRAPHITE INTERNATIONAL, INC., a Delaware corporation (“Poco International”; Poco International, Entegris Pacific, Entegris Logistics, Entegris Materials, Entegris Netherlands, and Poco Holdings are referred to herein collectively as, the “Guarantors” and each, individually as, a “Guarantor”), to and for the benefit of the Banks (as defined in the Credit Agreement, defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the “Agent”).

Pursuant to an Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Agent, the Banks, Entegris, Inc., a Delaware corporation (the “Company”) and Poco Graphite, Inc., a Delaware corporation (“Poco”; the Company and Poco are referred to herein collectively as, the “Borrowers” and each, individually as, a “Borrower”), the Banks may make loans and extend other financial accommodations to the Borrowers.

As a condition to entry into the Credit Agreement and the extensions of credit thereunder, the Banks have required the execution and delivery of this Guaranty.

Each Guarantor is a direct subsidiary of a Borrower, and Poco Holdings is the parent of Poco, and, as such, each Guarantor expects to derive substantial economic benefit from the Credit Agreement and the credit extended thereunder.

ACCORDINGLY, the Guarantors, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2. Indebtedness Guaranteed. The Guarantors hereby absolutely and unconditionally guarantee to the Agent and the Banks the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the Obligations, as defined in the Credit Agreement, whether the Obligations now exist or are hereafter created or incurred, whether they are direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several (all of said sums being hereinafter called the “Indebtedness”).

3. Guarantors’ Representations and Warranties. Each Guarantor represents and warrants to the Agent and the Banks that (i) such Guarantor is a corporation or limited liability company, duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by such Guarantor has been duly authorized by all necessary action and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its organizational documents or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and constitutes its lawful, binding and legally enforceable obligation, subject to bankruptcy, insolvency, moratorium and other laws affecting creditors generally and to general principles of equity; and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency. Each Guarantor represents and warrants to the Agent and the Banks that this Guaranty is given for a corporate purpose in that such Guarantor is a wholly-owned subsidiary of a Borrower (and, in the case of Poco Holdings, the parent of Poco) and expects to derive substantial benefits from the credit made available pursuant to the Credit Agreement. The Guarantors agree to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with paragraph 4, if at any time, in the opinion of any Guarantor’s board of directors or officers (or, in the case of a limited liability company, the members or managers), the benefits then being received by such Guarantor in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to the future Indebtedness of the Borrowers. Accordingly, so long as this Guaranty is not revoked prospectively by any Guarantor in accordance with paragraph 4, the Agent and the Banks may rely conclusively on a continuing warranty, hereby made, that the Guarantors continue to be benefited by this Guaranty and neither the Agent nor the Banks shall have any duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Agent without regard to the receipt, nature or value of any such benefits.

4. Unconditional Nature. No act or thing need occur to establish the Guarantors’ liability hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantors hereunder or modify, reduce, limit or release the Guarantors’ liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantors, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked by a Guarantor prospectively as to future transactions, by written notice actually received by the Agent and the Banks, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Agent and the Banks, or as to any renewals, extensions, refinancings or refundings thereof, and any such revocation shall be effective only as to a Guarantor who has provided a notice of revocation in accordance herewith.

5. Dissolution or Insolvency of a Guarantor. The dissolution or adjudication of bankruptcy of any Guarantor shall not revoke this Guaranty.

6. Subrogation, etc. Each Guarantor hereby waives all rights that such Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from (a) a Borrower, (b) any property of a Borrower, (c) any person who is a co-obligor with a Borrower, (d) any guarantor or surety of the Indebtedness, or (e) any property of the persons identified in (c) or (d) above, any sum paid under this Guaranty until all of the Indebtedness shall have been fully paid and discharged.

7. Enforcement Expenses. The Guarantors will pay or reimburse the Agent and the Banks for all reasonable costs, expenses and attorneys’ fees paid or incurred by the Agent in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

8. Rights of the Agent and the Banks. Neither the Agent nor the Banks shall be obligated by reason of acceptance of this Guaranty to engage in any transactions with or for the Borrowers. Whether or not any existing relationship between the Guarantors and the Borrowers has been changed or ended and whether or not this Guaranty has been revoked by any Guarantor, the Agent and the Banks may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantors and without any prior or subsequent notice to the Guarantors. The Guarantors’ liability shall not be affected or impaired by any of the following acts or things (which the Agent and the Banks are expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantors): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrowers, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrowers or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; or (x) any election by the Agent or the Banks under Section 1111(b) of the United States Bankruptcy Code. The Guarantors waive any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

9. Waivers by Guarantors. The Guarantors waive any and all defenses, claims, setoffs and discharges of the Borrowers, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantors will not assert, plead or enforce against the Agent or the Banks any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrowers or any other person liable in respect of any of the Indebtedness, or any setoff which may be available to the Borrowers or any other person against the Agent or the Banks, whether or not on account of a related transaction. The Guarantors expressly agree that they shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrowers or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantors shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrowers (or either of them) or any of their assets. The Guarantors will not assert, plead or enforce against the Agent or the Banks any claim, defense or setoff available to the Guarantors against the Borrowers. The Guarantors waive presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. Neither the Agent nor the Banks shall be required first to resort for payment of the Indebtedness to the Borrowers or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty.

10. If Payments Set Aside, etc. If any payment applied by the Agent or the Banks to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of either Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11. Additional Obligation of Guarantors. The Guarantors’ liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors to the Agent and Banks as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligations of the Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12. No Duties Owed by Banks. The Guarantors acknowledge and agree that neither the Agent nor the Banks (a) have made any representations or warranties with respect to, (b) assume any responsibility to the Guarantors for, or (c) have any duty to provide information to the Guarantors regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrowers or any other Person. The Guarantors have independently determined the creditworthiness of the Borrowers and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Agent or the Banks continue to make such determinations.

13. Miscellaneous. This Guaranty shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Agent or the Banks, shall be binding upon the Guarantors and the successors and assigns of the Guarantors and shall inure to the benefit of the Agent, the Banks and their respective participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantors and the Agent. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each Guarantor hereby (a) consents to the personal jurisdiction of the state and federal courts located in Minneapolis or St. Paul, Minnesota in connection with any controversy related to this Guaranty, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court, (c) waives any argument that venue in any such forum is not convenient, and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph 13 shall affect the right of the Agent or the Banks to serve legal process in any manner permitted by law or affect the right of the Agent or the Banks to bring any action or proceeding against any Guarantor or its property in the courts of other jurisdictions.

14. Waiver of Jury Trial. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

15. No Novation. As relates to Entegris Pacific, this Guaranty amends and restates that certain Guaranty dated February 15, 2008 by Entegris Pacific for the benefit of the Banks and the Agent (the “Original Guaranty”), but this Guaranty is not intended to be, and shall not be deemed to be, a novation or an accord and satisfaction of the obligations of Entegris Pacific evidenced by the Original Guaranty. Likewise, as relates to Poco Holdings and Poco International, this Guaranty amends and restates the Guaranties dated August 11, 2008 by each of Poco Holdings and Poco International for the benefit of the Banks and the Agent (the “Poco Guaranties”), but this Guaranty is not intended to be, and shall not be deemed to be, a novation or an accord and satisfaction of the obligations of Poco Holdings and Poco International evidenced by the Poco Guaranties.

IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor as of the date first written above.

ENTEGRIS PACIFIC LTD., a Delaware corporation

By:
Name:
Title:

ENTEGRIS LOGISTICS, INC., a Delaware corporation

By:
Name:
Title:

ENTEGRIS MATERIALS, INC., a Delaware corporation

By:
Name:
Title:

ENTEGRIS NETHERLANDS, INC., a Delaware corporation

By:
Name:
Title:

POCO GRAPHITE HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

POCO GRAPHITE INTERNATIONAL, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT E

Notice of Borrowing, Conversion or Continuation

Date:   2/x/2009     SAMPLE FORM

To:	Cristina N. Zaragoza
Wells Fargo Bank, National Association
MAC: A0187-08A
201 3rd Street
8th Floor
San Francisco, CA 94103-3143

Phone: 415-477-5423
Fax: 415-512-9408
cristina.n.zaragoza@wellsfargo.com

From:	Brad Rykken and Mike Sauer

RE:	Amended and Restated Credit Agreement dated February xx, 2009

BORROWING REQUEST:

Line	Rate Type	Notice Due	1/2/3/6 mo. Interest Period	Borrowing Date	Borrowing Amount
Swing	Base	Same day / 2pm CST	—	2/xx/2009	$—
Revolver	Base	1 business day / Noon	—	2/xx/2009	$—
Revolver	LIBOR	3 business days / Noon	x month	2/xx/2009	$—

CONVERSION / ROLLOVER REQUEST:

Line	Rate Type	Notice Due	Conversion To	1/2/3/6 mo. Interest Period	Borrowing Date	Borrowing Amount
Swing	Base	1 business day / Noon	Revolver Base	—	2/xx/2009	$—
Swing	Base	3 business days / Noon	Revolver LIBOR	x month	2/xx/2009	$—
Revolver	Base	3 business days / Noon	Revolver LIBOR	x month	2/xx/2009	$—
Revolver	Base	Same day / 2pm CST	Swing Base	—	2/xx/2009	$—
Revolver	LIBOR	3 business days / Noon	Swing Base	—	2/xx/2009	$—
Revolver	LIBOR	3 business days / Noon	Revolver Base	—	2/xx/2009	$—
Revolver	LIBOR	3 business days / Noon	Revolver LIBOR	x month	2/xx/2009	$—

Subsidiary Pledge Agreement	2

PAYDOWN INSTRUCTIONS:

Line	Rate Type	Notice Due	Maturing 1/2/3/6 mo. Interest Period	Paydown Date	Paydown Amount
Swing	Base	Same day / Noon	—	2/xx/2009	$—
Revolver	Base	1 business day / Noon	—	2/xx/2009	$—
Revolver	LIBOR	3 business days / Noon	x month	2/xx/2009	$—

This constitutes a “Notice of Borrowing, Conversion or Continuation” under, and as defined in, the Amended and Restated Credit Agreement identified above (as amended after the date above, called the “Credit Agreement”), among Entegris, Inc. and Poco Graphite, Inc. (collectively, the “Borrowers”), the Banks named therein, and Wells Fargo Bank, National Association as Agent (in such capacity, the “Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement and references to Sections refer to Sections of the Credit Agreement.

The portion that is completed above constitutes, as applicable (a) if the first portion above, a request for a Loan, under Section 2.2, (b) if the second portion above, a request for a conversion or continuation of Advances under Section 2.3, or (c) if the third portion above, a notice of prepayment under Section 2.13 or payment under Section 2.14 of outstanding Loans, each as specified above.

The Borrowers certify that (a) if this is a request for a Loan, the conditions precedent of Section 3.2 have been satisfied, and (b) if this is a request for conversion of an Advance into a LIBOR Rate Advance, or continuation of a LIBOR Rate Advance into a new Interest Period, no Default or Event of Default exists (as provided in Section 2.3).

ENTEGRIS, INC., on behalf of the Borrowers

By:
Name:
Title:

Subsidiary Pledge Agreement	3

EXHIBIT F

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of March 2, 2009, is made and given by each of the undersigned Pledgors (each a “Pledgor” and collectively, the “Pledgors”) to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent (in such capacity, and together with any successors in such capacity, the “Secured Party”) for the benefit of the Bank Group and the Bank Product Providers (as each such term is defined in the Credit Agreement, defined below).

RECITALS

A. Entegris, Inc., a Delaware corporation, Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers”), the Banks (as named therein from time to time), Wells Fargo Bank, National Association, as Agent, Citibank, N.A., as Syndication Agent, and Citizens Bank, N.A., as Documentation Agent, have entered into an Amended and Restated Credit Agreement dated as of March 2, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations, including loan and letter of credit facilities.

B. The Pledgors are the owners of the stock or other ownership or membership interests (the “Pledged Interests”) described in Schedule I hereto issued by the issuers named thereon to the respective Pledgor. A Pledgor may own stock or other ownership or membership interests in such issuers in excess of the percentage set forth on Schedule I, but the term “Pledged Interests” shall be limited to the percentage of stock or other ownership or membership interest listed on Schedule I, and all assets described in Sections 2(b) and (c) hereof consistent therewith.

C. It is a term and condition of the Credit Agreement that the Pledgors enter into this Agreement and grant the security interests and pledges provided herein.

D. Each Pledgor finds it advantageous, desirable and in the best interests of such Pledgor to comply with the requirement that this Agreement be executed and delivered to the Secured Party.

NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to continue to extend credit accommodations to the Borrowers, each Pledgor hereby agrees with the Secured Party for the Secured Party’s benefit as follows:

Section 1. Defined Terms.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

(b) In addition, as used in this Agreement, the following terms shall have the meanings indicated:

“Collateral” shall have the meaning given to such term in Section 2.

“Event of Default” shall have the meaning given to such term in the Credit Agreement.

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“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Netherlands Power of Attorney” shall mean a power of attorney executed by the Secured Party to an attorney-in-fact (or equivalent under Netherlands law), to permit holding of certificates of Entegris International Holdings B.V. in the Netherlands by such attorney-in-fact on behalf of the Secured Party.

“Original Pledge Agreement” shall have the meaning given to such term in Section 24.

“Poco Pledge Agreement” shall have the meaning given to such term in Section 24.

“Secured Obligations” shall mean all of the following, whether due or to become due, and whether now existing or hereafter arising or incurred: (a) all obligations of the Pledgors or any of them, now or hereafter arising from this Agreement, the Credit Agreement, and the other Loan Documents, (b) all Bank Product Obligations, and (c) all Obligations of the Borrowers or any Borrower, plus reasonable attorneys fees and expenses if any such obligations are collected by law, through an attorney-at-law, or under advice therefrom.

“Security Interest” shall have the meaning given to such term in Section 2.

(c) Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in Revised Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota.

(d) Singular/Plural, Etc. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and “or” has the inclusive meaning represented by the phrase “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

Section 2. Pledge. As security for the payment and performance of all of the Secured Obligations, each Pledgor hereby pledges to the Secured Party for the benefit of the Bank Group and the Bank Product Providers and grants to the Secured Party for the benefit of the Bank Group and the Bank Product Providers a security interest (the “Security Interest”) in the following, including any securities account containing a securities entitlement with respect to the following (the “Collateral”):

(a) The Pledged Interests and the certificates (if any) representing the Pledged Interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests.

(b) All additional shares of stock or ownership or membership interests of any issuer of the Pledged Interests from time to time acquired by the respective Pledgor in any manner in exchange for, as a dividend on, as a result of stock splits or combinations or otherwise in connection with the initial Pledged Interests, and the certificates (if any) representing such additional shares of stock or ownership or membership interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of stock or ownership or membership interests.

Subsidiary Pledge Agreement	5

(c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

(d) Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include, in the case of any Foreign Subsidiary that is owned directly by a Pledgor, greater than 65% of the outstanding voting Stock (as defined in the Security Agreement) of such Foreign Subsidiary (or, in the case of the Taiwan branch owned by Entegris Asia LLC (so long as such branch is recognized as a separate legal entity under Taiwan law), greater than 65% of the ownership interests in such branch, and none of such branch’s assets); provided, that, this clause (d) shall not affect and shall not exclude the Secured Party’s security interest in any Proceeds (as defined in the Security Agreement) of any such excluded Stock.

Section 3. Delivery of Collateral. All certificates and instruments representing or evidencing the Pledged Interests shall be delivered to the Secured Party contemporaneously with the execution of this Agreement, or in the instance of shares of Entegris International Holdings B.V., held in the Netherlands under the Netherlands Power of Attorney. All certificates and instruments representing or evidencing Collateral received by a Pledgor after the execution of this Agreement shall be delivered to the Secured Party promptly upon such Pledgor’s receipt thereof. All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. With respect to all Pledged Interests consisting of uncertificated securities, book-entry securities or securities entitlements, each Pledgor shall either (a) execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance reasonably satisfactory to the Secured Party covering such Pledged Interests, or (b) cause such Pledged Interests to be transferred into the name of the Secured Party. The Secured Party shall have the right at any time when an Event of Default has occurred and is continuing to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee for the benefit of the Bank Group and the Bank Product Providers (but subject to the rights of the Pledgor under Section 6(d) hereof) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. If the Collateral is in the possession of a bailee, the respective Pledgor will join with the Secured Party in notifying the bailee of the interest of the Secured Party and in obtaining from the bailee an acknowledgment that it holds the Collateral for the benefit of the Secured Party.

Section 4. Certain Warranties and Covenants. Each Pledgor makes the following warranties and covenants:

(a) The Pledgor has title to the Pledged Interests and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest and liens permitted by the Credit Agreement or that arise by operation of law. As of the date of this Pledge Agreement, the Pledgor is unaware of the existence of any such liens arising by operation of law.

(b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby.

(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party or as permitted by the Credit Agreement).

Subsidiary Pledge Agreement	6

(d) The Pledged Interests have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. The certificates (if any) representing the Pledged Interests are genuine.

(e) The Pledged Interests constitute the percentage of the issued and outstanding member interests of the respective issuers thereof indicated on Schedule I (if any such percentage is so indicated).

Section 5. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of the Pledgors, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgors execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

Section 6. Voting Rights; Dividends; Etc.

(a) Subject to paragraph (d) of this Section 6, the Pledgors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Interests or any other stock or member interests that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgors shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

(b) Subject to paragraph (e) of this Section 6, the Pledgors shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement any and all interest and dividends paid in respect of the Collateral; provided, however, that any and all

(i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of each Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement or assignment). The Pledgors shall, upon request by the Secured Party, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).

Subsidiary Pledge Agreement	7

(c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights that the Pledgors are entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest that the Pledgors are authorized to receive and retain pursuant to Section 6(b) hereof.

(d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and each Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Secured Party has given written notice to the Pledgors that any further exercise of such voting rights by the Pledgors is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Secured Party of any such Collateral in satisfaction of the Secured Obligations or any part thereof

(e) Upon the occurrence and during the continuance of any Event of Default:

(i) all rights of each Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

(ii) all payments of interest and dividends that are received by the Pledgors contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the respective Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

Section 7. Transfers and Other Liens; Additional Member Interests.

(a) Except as may be permitted by the Credit Agreement, each Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral.

(b) Each Pledgor agrees that it will (i) cause each issuer of the Pledged Interests that it controls not to issue any stock or member interests or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to the Pledgor, and except as otherwise provided in the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or member interests or other securities of each issuer of the Pledged Interests issued to or received by the Pledgor.

Section 8. Secured Party Appointed Attorney-in-Fact. As additional security for the Secured Obligations, each Pledgor hereby irrevocably appoints the Secured Party as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party’s good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this

Subsidiary Pledge Agreement	8

Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 9. Secured Party May Perform. Each Pledgor hereby authorizes the Secured Party to file financing statements with respect to the Collateral. Each Pledgor irrevocably waives any right to notice of any such filing. If any Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgors under Section 13 hereof.

Section 10. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its and the Bank Group’s and the Bank Product Providers’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, neither the Secured Party nor any Bank Group member or Bank Product Provider shall have any duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party or any Bank Group member or Bank Product Provider has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by a Pledgor with respect to any of the Collateral in the Secured Party’s possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

Section 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Revised Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota (the “Code”) in effect at that time, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver. The Secured Party may disclaim warranties of title and possession and the like.

Subsidiary Pledge Agreement	9

(b) The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The respective Pledgor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party’s name or in the Pledgor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations (including any expenses of the Secured Party payable pursuant to Section 13 hereof).

(d) The Secured Party may take any action available to it under the Netherlands Power of Attorney, including any right to have the stock of Entegris International Holdings B.V. transferred to the Secured Party or as the Secured Party shall direct.

Section 12. Waiver of Certain Claims. Each Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the “Securities Act”), with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. Each Pledgor agrees that the Secured Party shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Secured Party reasonably believes is commercially reasonable (within the meaning of Section 9-627 of the Uniform Commercial Code). Each Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. Each Pledgor further agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Secured Party placed all or any portion of the Collateral privately with a purchaser or purchasers.

Subsidiary Pledge Agreement	10

Section 13. Costs and Expenses; Indemnity. The Pledgors will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Secured Obligations secured by the Security Interest. The Pledgors shall indemnify and hold the Secured Party and each Bank Group member and Bank Product Provider harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or the Secured Party’s actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Pledgors to indemnify and hold the Secured Party and each Bank Group member and Bank Product Provider harmless pursuant to the preceding sentence shall be part of the Secured Obligations secured by the Security Interest. The obligations of the Pledgors under this Section are joint and several and shall survive any termination of this Agreement.

Section 14. Waivers and Amendments; Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

Section 15. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

Section 16. Pledgor Acknowledgments. Each Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and the Secured Party.

Section 17. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations (except for any inchoate indemnification obligations for which the Secured Party has not given the Borrowers written notice prior to payment in full of all other Secured Obligations) and the expiration of the obligation, if any, of the Banks to extend credit accommodations to the Borrowers, (b) be binding upon the Pledgors, their successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may similarly transfer all or any portion of its rights under this Pledge Agreement to such Persons.

Subsidiary Pledge Agreement	11

Section 18. Termination of Security Interest. Upon payment in full of the Secured Obligations (except for any inchoate indemnification obligations for which the Agent has not given the Pledgors written notice prior to payment in full of all other Secured Obligations) and the expiration of any obligation of the Banks to extend credit accommodations to the Borrowers, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Secured Party will return to the Pledgors such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgors and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, “Pledgors” includes any assigns of the Pledgors, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

Section 19. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 20. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

Section 21. Waiver of Jury Trial. EACH OF THE PLEDGORS AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 23. General. Each Pledgor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

Subsidiary Pledge Agreement	12

Section 24. No Novation. As relates to the pledge by Entegris, Inc. of its equity interests in Entegris Asia LLC and Entegris International Holdings B.V., this Agreement amends and restates that certain Pledge Agreement dated February 15, 2008 made and delivered by Entegris, Inc. to the Secured Party (the “Original Pledge Agreement”), but this Agreement is not intended to be, and shall not be deemed to be, a novation or an accord and satisfaction of the terms and obligations evidenced by the Original Pledge Agreement. Likewise, as relates to the pledge by Poco Graphite, Inc. of its equity interests in Poco Graphite S.A.R.L., this Agreement amends and restates that certain Pledge Agreement dated August 11, 2008 made and delivered by Poco Graphite, Inc. to the Secured Party (the “Poco Pledge Agreement”), but this Agreement is not intended to be, and shall not be deemed to be, a novation or an accord and satisfaction of the terms and obligations evidenced by the Poco Pledge Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLEDGORS ENTEGRIS, INC., a Delaware corporation

By:
Name:
Title:

ENTEGRIS PACIFIC LTD., a Delaware limited partnership

By:
Name:
Title:

POCO GRAPHITE HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

POCO GRAPHITE, INC., a Delaware corporation

By:
Name:
Title:

ENTEGRIS ASIA LLC, a Delaware limited liability company

By:
Name:
Title:

Subsidiary Pledge Agreement

Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, Secured Party

By:
Name:
Title:

Address for each Pledgor:

Chief Financial Officer

Entegris, Inc.

3500 Lyman Boulevard

Chaska, Minnesota 55318

Fax: 952-556-4480

Address for Secured Party:

Loan Adjustment Group

MAC N9305-198

90 So. 7th Street, 19th Floor

Minneapolis, MN 55479

Attention: Troy Jefferson

(612) 667-9355

Subsidiary Pledge Agreement

SCHEDULE I

TO

PLEDGE AGREEMENT

Pledgor: Entegris, Inc.

Name of Pledged Company	Total outstanding Shares/Units	Percentage Owned		Percentage of total outstanding shares/units Pledged		Certificate Nos.
Entegris International Holdings B.V.	180 shares (Share Capital)	100%		65%		Not certificated*

Entegris Pacific Ltd.	1,000 shares (Common Stock)	100%		100%		2 & 3

Entegris Asia LLC	650 units (LLC member units) 350 units (LLC member units)	100 100	% %	100 0	% %	1* 2

Entegris Logistics, Inc.	1,000 shares (Common Stock)	100%		100%		1

Entegris Materials, Inc.	1,000 shares (Common Stock)	100%		100%		1

Entegris (Malaysia) Sdn. Bhd.	30,000,000 shares (Ordinary Shares)	100%		65%		8

Entegris Netherlands, Inc.	1,000 shares (Common Stock)	100%		100%		1

Poco Graphite Holdings, LLC	100 units (LLC member units)	100%		100%		1

*	Note: In connection with the February 15, 2008 closing, 117 shares (or 65% of the outstanding equity) of Entegris International Holdings B.V. and 650 shares of Entegris Asia LLC, represented by Certificate Number 1, were pledged to, and Certificate Number 1 is held by, the Secured Party.

16

Pledgor: Entegris Pacific Ltd.

Name of Pledged Company	Total outstanding Shares/Units	Percentage Owned	Percentage of total outstanding shares/units Pledged	Certificate Nos.
Entegris (Shanghai) Microelectronics Trading Company	US$200,000 (Registered Capital)	100%	65%	Not certificated

Mykrolis (Shanghai) Microelectronics Co., Ltd.	US$700,000 (Registered Capital)	100%	65%	Not certificated

Pledgor: Poco Graphite Holdings, LLC

Name of Pledged Company	Total outstanding Shares/Units	Percentage Owned	Percentage of total outstanding shares/units Pledged	Certificate Nos.
Poco Graphite, Inc.	10 shares (Common Stock)	100%	100%	5

Pledgor: Poco Graphite, Inc.

Name of Pledged Company	Total outstanding Shares/Units	Percentage Owned	Percentage of total outstanding shares/units Pledged	Certificate Nos.
Poco Graphite International, Inc.	1,000 shares (Common Stock)	100%	100%	3

Poco Graphite S.A.R.L.	500 shares (Corporate Capital)	90%	65%	Not certificated*

*	Note: In connection with the August 11, 2008 Poco transaction, 325 shares (or 65% of the outstanding equity) of Poco Graphite S.A.R.L. were pledged to the Secured Party.

17

Pledgor: Entegris Asia LLC

Name of Pledged Company	Total outstanding Shares/Units	Percentage Owned	Percentage of total outstanding shares/units Pledged	Certificate Nos.
Entegris Singapore Pte. Ltd.	1 share (Ordinary Share)	100%	0%	5

	65,000 shares (Ordinary Shares)	100%	100%	6

	35,000 shares (Ordinary Shares)	100%	0%	7

Entegris Korea Ltd.	564,839 shares (Common Shares)	100%	65%

Pledged shares

Certificates numbered (representing 109,710 shares):

C100011; C100101 – C100107; C101001 – C101009; C110001 – C110010

Certificates numbered (representing 257,435 shares):

C3010005 – C3010008; C4000001 – C4000005; C4000011 – C4000013; C4010001 – C4010004; C1010003 – C1010005; C1001005; C2000101 – C2000102; C2010001 – C2010004; C3010001 – C3010004; C0001001 – C0001002; C0010001 – C0010004;

C1000101 –C1000102; C1001001 – C1001004; C1010001–

C1010002

Other shares (not pledged)

C1000103 – C1000108; C1001006; C2001001; C4000006 – C4000009; C4000014 – C4000022; C4001001 –

C4001005; C4010005 – C4010023

Entegris Taiwan Technologies Co, Ltd.	50,000 shares (Common Shares)	100%	65%	Not certificated

18

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of March 2, 2009, is made and given by each of the undersigned Pledgors (each a “Pledgor” and collectively, the “Pledgors”) to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent (in such capacity, and together with any successors in such capacity, the “Secured Party”) for the benefit of the Bank Group and the Bank Product Providers (as each such term is defined in the Credit Agreement, defined below).

RECITALS

A. Entegris, Inc., a Delaware corporation, Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers”), the Banks (as named therein from time to time), Wells Fargo Bank, National Association, as Agent, Citibank, N.A., as Syndication Agent, and Citizens Bank, N.A., as Documentation Agent, have entered into an Amended and Restated Credit Agreement dated as of March 2, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations, including loan and letter of credit facilities.

B. The Pledgors are the owners of the stock or other ownership or membership interests (the “Pledged Interests”) described in Schedule I hereto issued by the issuers named thereon to the respective Pledgor. A Pledgor may own stock or other ownership or membership interests in such issuers in excess of the percentage set forth on Schedule I, but the term “Pledged Interests” shall be limited to the percentage of stock or other ownership or membership interest listed on Schedule I, and all assets described in Sections 2(b) and (c) hereof consistent therewith.

C. It is a term and condition of the Credit Agreement that the Pledgors enter into this Agreement and grant the security interests and pledges provided herein.

D. Each Pledgor finds it advantageous, desirable and in the best interests of such Pledgor to comply with the requirement that this Agreement be executed and delivered to the Secured Party.

NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to continue to extend credit accommodations to the Borrowers, each Pledgor hereby agrees with the Secured Party for the Secured Party’s benefit as follows:

Section 25. Defined Terms.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

(b) In addition, as used in this Agreement, the following terms shall have the meanings indicated:

“Collateral” shall have the meaning given to such term in Section 2.

“Event of Default” shall have the meaning given to such term in the Credit Agreement.

“Foreign JV” shall mean any Person organized under the laws of a jurisdiction other than one of the States of the United States and in which Person a Pledgor owns Stock (as defined in the Security Agreement), excluding, however, any Foreign Subsidiary.

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“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Secured Obligations” shall mean all of the following, whether due or to become due, and whether now existing or hereafter arising or incurred: (a) all obligations of the Pledgors or any of them, now or hereafter arising from this Agreement, the Credit Agreement, and the other Loan Documents, (b) all Bank Product Obligations, and (c) all Obligations of the Borrowers or any Borrower, plus reasonable attorneys fees and expenses if any such obligations are collected by law, through an attorney-at-law, or under advice therefrom.

“Security Interest” shall have the meaning given to such term in Section 2.

(c) Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in Revised Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota.

(d) Singular/Plural, Etc. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and “or” has the inclusive meaning represented by the phrase “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

Section 26. Pledge. As security for the payment and performance of all of the Secured Obligations, each Pledgor hereby pledges to the Secured Party for the benefit of the Bank Group and the Bank Product Providers and grants to the Secured Party for the benefit of the Bank Group and the Bank Product Providers a security interest (the “Security Interest”) in the following, including any securities account containing a securities entitlement with respect to the following (the “Collateral”):

(a) The Pledged Interests and the certificates (if any) representing the Pledged Interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests.

(b) All additional shares of stock or ownership or membership interests of any issuer of the Pledged Interests from time to time acquired by the respective Pledgor in any manner in exchange for, as a dividend on, as a result of stock splits or combinations or otherwise in connection with the initial Pledged Interests, and the certificates (if any) representing such additional shares of stock or ownership or membership interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of stock or ownership or membership interests.

(c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

(d) Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include (i) in the case of any Foreign JV, greater than 65% of the outstanding voting Stock of such Foreign JV, or (ii) any Stock of NexPlanar Corporation or American Membrane Corporation owned by a Pledgor as of the Closing Date; provided, that, this clause (d) shall not affect and shall not exclude the Secured Party’s security interest in any Proceeds (as defined in the Security Agreement) of any such excluded Stock.

JV Pledge Agreement	20

Section 27. Delivery of Collateral. All certificates and instruments representing or evidencing the Pledged Interests shall be delivered to the Secured Party contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by a Pledgor after the execution of this Agreement shall be delivered to the Secured Party promptly upon such Pledgor’s receipt thereof. All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. With respect to all Pledged Interests consisting of uncertificated securities, book-entry securities or securities entitlements, each Pledgor shall either (a) execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance reasonably satisfactory to the Secured Party covering such Pledged Interests, or (b) cause such Pledged Interests to be transferred into the name of the Secured Party. The Secured Party shall have the right at any time when an Event of Default has occurred and is continuing to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee for the benefit of the Bank Group and the Bank Product Providers (but subject to the rights of the Pledgor under Section 6(d) hereof) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. If the Collateral is in the possession of a bailee, the respective Pledgor will join with the Secured Party in notifying the bailee of the interest of the Secured Party and in obtaining from the bailee an acknowledgment that it holds the Collateral for the benefit of the Secured Party.

Section 28. Certain Warranties and Covenants. Each Pledgor makes the following warranties and covenants:

(a) The Pledgor has title to the Pledged Interests and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest and liens permitted by the Credit Agreement or that arise by operation of law. As of the date of this Pledge Agreement, the Pledgor is unaware of the existence of any such liens arising by operation of law.

(b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby.

(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party or as permitted by the Credit Agreement).

(d) The Pledged Interests have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. The certificates (if any) representing the Pledged Interests are genuine.

(e) The Pledged Interests constitute the percentage of the issued and outstanding member interests of the respective issuers thereof indicated on Schedule I (if any such percentage is so indicated).

Section 29. Further Assurances. Each Pledgor agrees that at any time and from time to time, at the expense of the Pledgors, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgors

JV Pledge Agreement	21

execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

Section 30. Voting Rights; Dividends; Etc.

(a) Subject to paragraph (d) of this Section 6, the Pledgors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Interests or any other stock or member interests that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgors shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

(b) Subject to paragraph (e) of this Section 6, the Pledgors shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement any and all interest and dividends paid in respect of the Collateral; provided, however, that any and all

(i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of each Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement or assignment). The Pledgors shall, upon request by the Secured Party, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).

(c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies and other instruments as the Pledgors may reasonably request for the purpose of enabling the Pledgors to exercise the voting and other rights that the Pledgors are entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest that the Pledgors are authorized to receive and retain pursuant to Section 6(b) hereof.

(d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and each Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect

JV Pledge Agreement	22

to any Collateral unless and until the Secured Party has given written notice to the Pledgors that any further exercise of such voting rights by the Pledgors is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Secured Party of any such Collateral in satisfaction of the Secured Obligations or any part thereof

(e) Upon the occurrence and during the continuance of any Event of Default:

(i) all rights of each Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

(ii) all payments of interest and dividends that are received by the Pledgors contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the respective Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

Section 31. Transfers and Other Liens; Additional Member Interests.

(a) Except as may be permitted by the Credit Agreement, each Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral.

(b) Each Pledgor agrees that it will (i) cause each issuer of the Pledged Interests that it controls not to issue any stock or member interests or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to the Pledgor, and except as otherwise provided in the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or member interests or other securities of each issuer of the Pledged Interests issued to or received by the Pledgor.

Section 32. Secured Party Appointed Attorney-in-Fact. As additional security for the Secured Obligations, each Pledgor hereby irrevocably appoints the Secured Party as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party’s good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 33. Secured Party May Perform. Each Pledgor hereby authorizes the Secured Party to file financing statements with respect to the Collateral. Each Pledgor irrevocably waives any right to notice of any such filing. If any Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgors under Section 13 hereof.

JV Pledge Agreement	23

Section 34. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its and the Bank Group’s and the Bank Product Providers’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, neither the Secured Party nor any Bank Group member or Bank Product Provider shall have any duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party or any Bank Group member or Bank Product Provider has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by a Pledgor with respect to any of the Collateral in the Secured Party’s possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

Section 35. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Revised Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota (the “Code”) in effect at that time, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver. The Secured Party may disclaim warranties of title and possession and the like.

(b) The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The respective Pledgor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party’s name or in the Pledgor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

(c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations (including any expenses of the Secured Party payable pursuant to Section 13 hereof).

JV Pledge Agreement	24

Section 36. Waiver of Certain Claims. Each Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the “Securities Act”), with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. Each Pledgor agrees that the Secured Party shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Secured Party reasonably believes is commercially reasonable (within the meaning of Section 9-627 of the Uniform Commercial Code). Each Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. Each Pledgor further agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Secured Party placed all or any portion of the Collateral privately with a purchaser or purchasers.

Section 37. Costs and Expenses, Indemnity. The Pledgors will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Secured Obligations secured by the Security Interest. The Pledgors shall indemnify and hold the Secured Party and each Bank Group member and Bank Product Provider harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or the Secured Party’s actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Pledgors to indemnify and hold the Secured Party and each Bank Group member and Bank Product Provider harmless pursuant to the preceding sentence shall be part of the Secured Obligations secured by the Security Interest. The obligations of the Pledgors under this Section are joint and several and shall survive any termination of this Agreement.

JV Pledge Agreement	25

Section 38. Waivers and Amendments; Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

Section 39. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

Section 40. Pledgor Acknowledgments. Each Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and the Secured Party.

Section 41. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations (except for any inchoate indemnification obligations for which the Secured Party has not given the Borrowers written notice prior to payment in full of all other Secured Obligations) and the expiration of the obligation, if any, of the Banks to extend credit accommodations to the Borrowers, (b) be binding upon the Pledgors, their successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may similarly transfer all or any portion of its rights under this Pledge Agreement to such Persons.

Section 42. Termination of Security Interest. Upon payment in full of the Secured Obligations (except for any inchoate indemnification obligations for which the Agent has not given the Pledgors written notice prior to payment in full of all other Secured Obligations) and the expiration of any obligation of the Banks to extend credit accommodations to the Borrowers, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Secured Party will return to the Pledgors such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgors and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, “Pledgors” includes any assigns of the Pledgors, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

Section 43. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF

JV Pledge Agreement	26

MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 44. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

Section 45. Waiver of Jury Trial. EACH OF THE PLEDGORS AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 46. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 47. General. Each Pledgor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLEDGORS

ENTEGRIS, INC., a Delaware corporation

By:
Name:
Title:

ENTEGRIS ASIA LLC, a Delaware limited liability company

By:
Name:
Title:

JV Pledge Agreement

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, Secured Party

By
Name:
Title:

Address for each Pledgor:

Chief Financial Officer

Entegris, Inc.

3500 Lyman Boulevard

Chaska, Minnesota 55318

Fax: 952-556-4480

Address for Secured Party:

Loan Adjustment Group

MAC N9305-198

90 So. 7th Street, 19th Floor

Minneapolis, MN 55479

Attention: Troy Jefferson

(612) 667-9355

JV Pledge Agreement

SCHEDULE I

TO

PLEDGE AGREEMENT

Pledgor: Entegris, Inc.

Name of Pledged Company	Number of Shares/Units Owned by Pledgor	Pledgor’s Percentage Ownership	Percentage of Pledgor’s Ownership Pledged	Certificate Nos.
Entegris Precision Technology Corporation	6,500,000 shares (Common Stock)	50%	100%	2
Pledgor: Entegris Asia LLC

Name of Pledged Company	Number of Shares/Units Owned by Pledgor	Pledgor’s Percentage Ownership	Percentage of Pledgor’s Ownership Pledged	Certificate Nos.
Pureline Co., Ltd.	19,556 shares (Common Stock)	40%	100%	Issued 9/19/04:

Certificates
numbered 000034-
000100 for 1 share;

Certificate number
000009 for 100
shares;

Certificates
numbered 000058-
000078 for 500
shares;

Issued 6/23/07:

Certificates
numbered 000001-
000087 and
000090-000091 for
1 share;

Certificates
numbered 000001-
000008 for 100
shares; and

Certificates
numbered 000001-
000016 for 500
shares

EXHIBIT G

INTERCOMPANY SUBORDINATION AND PAYMENT AGREEMENT

THIS INTERCOMPANY SUBORDINATION AND PAYMENT AGREEMENT (this “Agreement”), dated as of March 2, 2009, is made among the Obligors (as defined below), each of the Foreign Subsidiaries (as defined below) of the Obligors set forth on the signature page hereto under the heading “Foreign Subsidiaries” (collectively, the “Foreign Subsidiaries”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Agent”), as agent for the Banks (as defined below).

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith among ENTEGRIS, INC., a Delaware corporation, and POCO GRAPHITE, INC., a Delaware corporation (“Borrowers”), Agent, and certain lenders from time to party thereto (the “Banks”) (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), Agent and Banks (collectively, the “Bank Group”) have agreed to make certain financial accommodations to the Borrowers;

WHEREAS, each of the Obligors (other than Borrowers and Entegris Asia LLC) has guaranteed all of the “Obligations” under and as defined in the Credit Agreement;

WHEREAS, certain of the Foreign Subsidiaries have made or may make certain loans or advances from time to time to one or more of the Obligors;

WHEREAS, in order to induce the Bank Group to enter into the Credit Agreement, each Foreign Subsidiary has agreed to the subordination of such indebtedness and other Subordinated Debt (as defined below) to the Senior Debt (as defined below), upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, certain of the Obligors have made or may make certain loans or advances from time to time to one or more of the Foreign Subsidiaries;

WHEREAS, in order to induce the Bank Group to enter into the Credit Agreement, each Foreign Subsidiary has agreed to make payment in full of all obligations owing by such Foreign Subsidiary to any Obligor with respect to Intercompany Loans (as defined below) in the ordinary course of business consistent with past practices, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, each Foreign Subsidiary has purchased or may purchase inventory from time to time from one or more of the Obligors;

WHEREAS, in order to induce the Bank Group to enter into the Credit Agreement, each Foreign Subsidiary has agreed to make payment in full of all obligations owing by such Foreign Subsidiary to any Obligor with respect to the purchase of inventory within 15 days after receipt by such Foreign Subsidiary of payment for such inventory from the customer to which such inventory was sold, upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Borrowers” has the meaning set forth in the recitals to this Agreement.

“Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Default Notice” means any written notice from Agent to Borrowers declaring or asserting that a Default or Event of Default has occurred and is continuing, excluding, however, any such written notice that expressly states that it is not intended to be a “Default Notice” under this Agreement.

“Insolvency Event” has the meaning set forth in Section 3.

“Bank Group” has the meaning set forth in the recitals to this Agreement.

“Banks” has the meaning set forth in the recitals to this Agreement.

“Intercompany Debt” means all indebtedness, liabilities, and other obligations of any Foreign Subsidiary owing to an Obligor with respect to any Intercompany Loan, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any Foreign Subsidiary to such Obligor under or in connection with such Intercompany Loan, and including, without limitation, the indebtedness described on Schedule B hereto.

“Intercompany Debt Payment” means any payment or distribution by or on behalf of any Foreign Subsidiary, directly or indirectly, of assets of such Foreign Subsidiary of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Intercompany Debt, or as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, in each case for or on account of the Intercompany Debt.

“Intercompany Loan” means a loan or advance by any Obligor to any Foreign Subsidiary, whether now existing or hereafter arising.

“Intercompany Payables” means all liabilities and obligations of any Foreign Subsidiary owing to an Obligor with respect to the purchase of inventory by such Foreign Subsidiary from such Obligor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, and determined or undetermined.

“Intercompany Payables Payment” means any payment or distribution by or on behalf of any Foreign Subsidiary, directly or indirectly, of assets of such Foreign Subsidiary of any kind or character, whether in cash, property, or securities, or as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, in each case for or on account of the Intercompany Payables.

“Obligors” means, collectively, Entegris, Inc., a Delaware corporation, Poco Graphite, Inc., a Delaware corporation, Entegris Pacific Ltd., a Delaware corporation, Entegris Asia LLC, a Delaware limited liability company, Entegris Logistics, Inc., a Delaware corporation, Entegris Materials, Inc., a Delaware corporation, Poco Graphite Holdings, LLC, a Delaware limited liability company, Poco Graphite International, Inc., a Delaware corporation, Entegris Netherlands, Inc., a Minnesota corporation and any other Person that becomes a Domestic Subsidiary of a Borrower on or after the date hereof.

“Senior Debt” means the Obligations and other indebtedness and liabilities of the Obligors to the Bank Group under or in connection with the Credit Agreement and the other Loan Documents, including all unpaid principal of the Advances, all interest accrued thereon (including all interest that, but for the provisions of the Bankruptcy Code, would have accrued), all fees due under the Credit Agreement and the other Loan Documents (including all fees that, but for the provisions of the Bankruptcy Code, would have accrued), and all other amounts payable by the Obligors to the Bank Group thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

“Subordinated Debt” means, with respect to each Foreign Subsidiary, all indebtedness, liabilities, and other obligations of any Obligor owing to such Foreign Subsidiary, whether arising from any and all loans or advances made by such Foreign Subsidiary to such Obligor, any sale or transfer of inventory or other assets by such Foreign Subsidiary to such Obligor, or otherwise, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any Obligor to such Foreign Subsidiary under or in connection with any documents or instruments related thereto and including, without limitation, the indebtedness described on Schedule A hereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, or as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, in each case for or on account of the Subordinated Debt.

(c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term ‘including’ is not limiting, and the term ‘or’ has, except where otherwise indicated, the inclusive meaning represented by the phrase ‘and/or.’ The words ‘hereof,’ ‘herein,’ ‘hereby,’ ‘hereunder,’ and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2 Subordination to Payment of Senior Debt. As to each Foreign Subsidiary, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash of the Senior Debt.

SECTION 3 Subordination Upon Any Distribution of Assets of the Obligors. As to each Foreign Subsidiary, in the event of any payment by or distribution of assets of any Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Obligor (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid in full in cash before any Subordinated Debt Payment is made; and (ii) any Subordinated Debt Payment to which such Foreign Subsidiary would be entitled except for the provisions hereof shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent in respect of such Senior Debt.

SECTION 4 Payments on Subordinated Debt.

(a) Permitted Payments. Except as otherwise provided in Sections 3 and 4(b), each Obligor may make, and each Foreign Subsidiary shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business to the extent permitted under Sections 6.8 and 6.12 of the Credit Agreement.

(b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Default or Event of Default and the delivery of a Default Notice to Borrowers with respect thereto, and until such Default or Event of Default is cured or waived, each Obligor shall not make, and each Foreign Subsidiary shall not accept or receive, any Subordinated Debt Payment.

SECTION 5 Subordination of Remedies. As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence of any Default or Event of Default and until such Default or Event of Default is cured or waived, each Foreign Subsidiary shall not, with respect to the Subordinated Debt, without the prior written consent of Agent:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any Obligor owing to such Foreign Subsidiary;

(b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c) after delivery of a Default Notice to Borrowers, exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Foreign Subsidiary to any Obligor against any of the Subordinated Debt; or

(d) commence, or cause to be commenced, or join with any creditor other than Agent in commencing, any bankruptcy, insolvency, or receivership proceeding against any Obligor.

SECTION 6 Payment Over to Agent. In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Foreign Subsidiary before all Senior Debt is paid in full in cash such Subordinated Debt Payments shall be held in trust for the benefit of the Bank Group and shall be paid over or delivered to Agent for application to the payment in full in cash of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Agent in respect of the Senior Debt.

SECTION 7 Authorization to Agent. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property: (i) Agent hereby is irrevocably authorized and empowered (in the name of each Foreign Subsidiary or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank Group; and (ii) each Foreign Subsidiary shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of Agent and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

SECTION 8 Intercompany Debt Payments.

(a) Each Foreign Subsidiary acknowledges and agrees that it shall make payment in full of all Intercompany Debt in the ordinary course of business consistent with past practices.

(b) If, while any Intercompany Debt remains outstanding, any Event of Default shall occur and be continuing: (i) Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive payment of all outstanding Intercompany Debt and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank Group; and (ii) each Obligor shall promptly take such action as Agent reasonably may request (A) to collect the Intercompany Debt for the account of Agent, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Intercompany Debt, and (C) to collect and receive any and all Intercompany Debt Payments.

SECTION 9 Intercompany Payables Payments.

(a) Each Foreign Subsidiary acknowledges and agrees that it shall make payment in full of all Intercompany Payables owing by such Foreign Subsidiary to any Obligor with respect to the purchase of any item of inventory within 15 days after receipt by such Foreign Subsidiary of payment for such item of inventory from the customer of such Foreign Subsidiary to which such inventory was sold.

(b) If, while any Intercompany Payables remain outstanding, any Event of Default shall occur and be continuing: (i) Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive payment of all outstanding Intercompany Payables and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank Group; and (ii) each Obligor shall promptly take such action as Agent reasonably may request (A) to collect the Intercompany Payables for the account of Agent, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Intercompany Payables, and (C) to collect and receive any and all Intercompany Payables Payments.

SECTION 10 Certain Agreements of Each Foreign Subsidiary.

(a) No Benefits. Each Foreign Subsidiary understands that there may be various agreements between Agent and any Obligor evidencing and governing the Senior Debt, and each Foreign Subsidiary acknowledges and agrees that such agreements are not intended to confer any benefits on such Foreign Subsidiary and that Agent shall have no obligation to such Foreign Subsidiary or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b) No Interference. Each Foreign Subsidiary acknowledges that Obligors have granted to Agent security interests in certain of such Obligor’s assets (including all right, title and interest of each Obligor with respect to the Intercompany Loans and Intercompany Payables), and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with applicable law.

(c) Reliance by Bank Group. Each Foreign Subsidiary acknowledges and agrees that the Bank Group will have relied upon and will continue to rely upon the subordination and other provisions contained herein in entering into the Loan Documents and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.

(d) Waivers. Except as provided under the Loan Agreement, each Foreign Subsidiary hereby waives, to the fullest extent under applicable law, any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations Not Affected. Each Foreign Subsidiary hereby agrees that at any time and from time to time, without notice to or the consent of such Foreign Subsidiary, without incurring responsibility to such Foreign Subsidiary, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent hereunder: (i) the time for any Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Agent; (ii) the agreements of any Obligor with respect to the Loan Documents may from time to time be modified by such Obligor and Agent for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Obligor or of the Bank Group thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part in accordance with the terms of any present or future agreement by any Obligor and Agent; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any Obligor and Agent; (v) any Collateral may be sold, exchanged, released, or substituted in accordance with the terms of any present or future agreement by any Obligor and Agent and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against any Obligor, any other Person, or with respect to any Collateral may be exercised (or Agent may waive or refrain from exercising such rights).

(f) Rights of Agent Not to Be Impaired. No right of Agent to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Foreign Subsidiary, Obligor, any Bank or Agent hereunder or under or in connection with the other Loan Documents or by any noncompliance by any Foreign Subsidiary or Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent may have or otherwise be charged with.

(g) Financial Condition of the Obligors. No Foreign Subsidiary shall have any right to require Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any Obligor or the ability of any Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent, any Bank or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties. Other than transfers of Collateral in accordance with the terms of the Credit Agreement, each Foreign Subsidiary shall not, without the prior consent of Agent, acquire any right or interest in or to any Collateral owned by any Obligor or accept any guaranties for the Subordinated Debt.

(i) Waiver of Setoff Rights. Each Foreign Subsidiary agrees that no setoff, deduction, claim or counterclaim shall be made or taken by such Foreign Subsidiary with respect to any obligation, liability or indebtedness owing by such Foreign Subsidiary to an Obligor (including any obligation, liability or indebtedness with respect to Intercompany Loans and Intercompany Payables), except for setoffs made or taken in the ordinary course of business that are not prohibited by Section 5(c) above and that are made at a time when no MPT Event has occurred and is continuing.

SECTION 11 Subrogation.

(a) Subrogation. Until the payment and performance in full in cash of all Senior Debt, each Foreign Subsidiary shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Agent or any Bank hereunder or otherwise. Upon the payment and performance in full in cash of all Senior Debt, each Foreign Subsidiary shall be subrogated to the rights of Agent to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Agent of any cash, property, or securities to which any Foreign Subsidiary would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Foreign Subsidiary and the Obligors, be deemed to be a payment by the Obligors to or on account of the Senior Debt.

(b) Payments Over to the Obligors. If any payment or distribution to which any Foreign Subsidiary would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Foreign Subsidiary shall be entitled to receive from Agent any payments or distributions received by Agent in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Agent, Agent shall promptly remit such excess to such Foreign Subsidiary and until so remitted shall hold such excess payment in trust for the benefit of such Foreign Subsidiary.

SECTION 12 Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Foreign Subsidiary and Obligor until payment and performance in full in cash of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any Obligor or Foreign Subsidiary.

(b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any Obligor shall be rescinded or must otherwise be restored by Agent, whether as a result of an Insolvency, Default, Event of Default or otherwise.

SECTION 13 Transfer of Subordinated Debt. No Foreign Subsidiary may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt, shall agree to be bound hereby, in form reasonably satisfactory to Agent.

SECTION 14 Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Foreign Subsidiary against the Obligors, on the one hand, and of Agent against the Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Foreign Subsidiary and the Obligors, the obligation of the Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Foreign Subsidiary against the Obligors, on the one hand, and of the creditors (other than Agent) of the Obligors against the Obligors, on the other hand.

SECTION 15 Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a) Endorsement of Obligor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Foreign Subsidiary shall promptly deliver to Agent evidence of the same.

(b) Further Assurances and Additional Acts. Each Foreign Subsidiary and Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 16 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Credit Agreement. All notices to any Foreign Subsidiary that is not a Obligor shall be sent in the care of the Borrowers.

SECTION 17 No Waiver; Cumulative Remedies. No failure on the part of Agent to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent.

SECTION 18 Costs and Expenses. Each of the Foreign Subsidiaries, jointly and severally, agrees to pay to Agent on demand the reasonable costs and expenses of Agent, and the reasonable fees and disbursements of counsel to Agent, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by Agent as a result of any failure by any Foreign Subsidiary to perform or observe its obligations contained in this Agreement.

SECTION 19 Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Foreign Subsidiary under Section 18 shall survive the satisfaction of the Senior Debt.

SECTION 20 Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Bank Group and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 21 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Foreign Subsidiary, Obligor and Agent and their respective successors and permitted assigns.

SECTION 22 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA.

SECTION 23 SUBMISSION TO JURISDICTION. EACH SUBORDINATED CREDITOR AND OBLIGOR HEREBY IRREVOCABLY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MINNESOTA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF MINNESOTA, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, OR AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, (iii) WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (iv) APPOINTS ENTEGRIS, INC. AS ITS AGENT FOR THE PURPOSE OF RECEIVING ANY PROCESS SERVED IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (v) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 24 Entire Agreement; Amendments and Waivers.

(a) Entire Agreement. This Agreement constitutes the entire agreement of each of the Foreign Subsidiaries, Obligors and Agent with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

(b) Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Foreign Subsidiaries, Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Foreign Subsidiary or Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 25 Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, the Intercompany Debt or the Intercompany Payables, on the other hand, then the terms of this Agreement shall control.

SECTION 26 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 27 Interpretation. This Agreement is the result of negotiations between, and has been reviewed by the respective counsel to, the Foreign Subsidiaries, Obligors and Agent and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Agent merely because of Agent’s involvement in the preparation hereof.

SECTION 28 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 29 Termination of Agreement. Upon payment and performance in full in cash of the Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Foreign Subsidiary and Obligor such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Foreign Subsidiary under Section 18 shall survive such termination.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

OBLIGORS:	ENTEGRIS, INC.

By:
Title:

POCO GRAPHITE, INC.

By:
Title:

ENTEGRIS PACIFIC LTD.

By:
Title:

ENTEGRIS ASIA LLC

By:
Title:

ENTEGRIS LOGISTICS, INC.

By:
Title:

ENTEGRIS MATERIALS, INC.

By:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

POCO GRAPHITE HOLDINGS, LLC

By:
Title:

POCO GRAPHITE INTERNATIONAL, INC.

By:
Title:

ENTEGRIS NETHERLANDS, INC.

By:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

FOREIGN SUBSIDIARIES:	ENTEGRIS INTERNATIONAL HOLDINGS B.V.

By:
Title:

ENTEGRIS GMBH

By:
Title:

ENTEGRIS (UK) LIMITED

By:
Title:

ENTEGRIS IRELAND LIMITED

By:
Title:

MYKROLIS IRELAND LIMITED

By:
Title:

ENTEGRIS SAS

By:
Title:

ENTEGRIS CLEANING PROCESS (ECP) SAS

By:
Title:

ENTEGRIS ISRAEL, LTD.

By:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

ENTEGRIS MATERIALS INTEGRITY INDIA PRIVATE LIMITED

By:
Title:

NIHON ENTEGRIS K.K.

By:
Title:

ENTEGRIS (SHANGHAI) MICROELECTRONICS TRADING COMPANY LIMITED

By:
Title:

MYKROLIS (SHANGHAI) MICROELECTRONICS CO., LTD.

By:
Title:

POCO GRAPHITE S.A.R.L.

By:
Title:

ENTEGRIS SINGAPORE PTE. LTD.

By:
Title:

ENTEGRIS PTE. LTD.

By:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

ENTEGRIS KOREA LTD.

By:
Title:

ENTEGRIS TAIWAN TECHNOLOGIES CO., LTD.

By:
Title:

ENTEGRIS (MALAYSIA) SDN. BHD.

By:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

[Signature Page to Intercompany Subordination and Payment Agreement]

SCHEDULE A

EXISTING SUBORDINATED DEBT

Subordinated Debt Owed from an Obligor to a Foreign Subsidiary

Creditor	Debtor	Principal	Currency	Principal in USD (1)	Outstanding Principal Amount (USD) as of 12/31/08 (2)	Maturity Date	Rate
Nihon Entegris K.K.	Entegris, Inc.	4,560,000,000	JPY	50,439,130	50,439,130	Jan. 2010	1.60%
Nihon Entegris K.K.	Entegris, Inc.	2,000,000,000	JPY	22,122,425	22,122,425	Feb. 2010	1.56%

(1)	Conversion rate as of 1-19-2009

(2)	Excludes accrued interest

SCHEDULE B

EXISTING INTERCOMPANY DEBT

Intercompany Debt Owed from a Foreign Subsidiary to an Obligor

Creditor	Debtor	Principal		Currency	Principal in USD (1)	Outstanding Principal Amount (USD) as of 12/31/08 (2)	Maturity Date	Rate
Entegris, Inc.	Entegris Singapore Pte. Ltd.	10,000,000	(1)	SGD	6,686,727	2,674,691	Jan. 2011	3.88%
Entegris, Inc.	Entegris (UK) Limited	3,000,000	(2)	GBP	4,356,900	388,885	Jan. 2011	8.41%

(1)	Conversion rate as of 1-19-2009

(2)	Excludes accrued interest

EXHIBIT H

ASSIGNMENT CERTIFICATE

THIS CERTIFICATE (the “Certificate”) is delivered pursuant to Section 11.12(a) of that certain Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended or modified to date, the “Credit Agreement”) among Entegris, Inc. and Poco Graphite, Inc. (collectively, the “Borrowers”), certain banks named therein (the “Banks”) and Wells Fargo Bank, National Association, as Agent for such Banks. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

The undersigned hereby agree as follows:

1. The Applicant listed below under the caption “Applicant” has indicated its desire to become a Bank pursuant to Section 11.12 of the Credit Agreement.

2. The Adjustment Date on which such Applicant shall become a Bank is                     ,             , subject to compliance with the terms and conditions of the Credit Agreement.

3. The Revolving Commitment, Percentage and the amounts of Revolving Loans being assigned by the assigning Bank (the “Assigning Bank”) and being assumed by the Applicant on the Adjustment Date are set forth on the signature page hereof below such Applicant’s name.

4. After giving effect to the assigning and transferring of the specified Revolving Commitment, Percentage and the amounts of Revolving Loans to the Applicant on the Adjustment Date as set forth above, the amounts of the Assigning Bank’s Revolving Commitment, Percentage and outstanding Revolving Loans shall be as set forth below the Assigning Bank’s name (and the Assigning Bank shall be relieved of all obligations under the Credit Agreement to the extent of the reduction effected to its Revolving Commitment and Percentage in accordance herewith).

5. From and after the date this Certificate becomes effective, with respect to the Revolving Commitment, Percentage and Revolving Loans being assigned to the Applicant, the Agent shall collect and apply all accrued interest and fees under the Credit Agreement for all periods prior to the Adjustment Date for the sole benefit of and for the sole account of the Assigning Bank. The Applicant shall be entitled to receive interest and fees from and after the Adjustment Date with respect to the Revolving Commitment, Percentage and Revolving Loans being assigned to the Applicant.

6. This Certificate will become effective upon (i) the receipt by the Agent of counterparts of this Certificate duly executed and delivered by the Borrowers (if required under Section 11.12), the Assigning Bank and the Applicant and (ii) the execution of counterparts of this Certificate by the Agent, which execution by the Agent is in the sole and absolute discretion of the Agent.

7. Concurrently with the execution and delivery hereof, if requested by the Agent, the Borrowers shall issue and deliver to the Agent substitute or replacement Revolving Note payable to the Assigning Bank and to the Applicant. The Agent agrees to deliver such substitute or replacement Revolving Note to the Applicant and to the Assigning Bank promptly after the Adjustment Date or (if later) the receipt by the Agent thereof. The Assigning Bank agrees to deliver to the Borrowers, promptly after the Adjustment Date, the Revolving Note payable to the Assigning Bank delivered prior to the Adjustment Date, such Revolving Note to be marked “Replaced.”

8. Upon the effectiveness of this Certificate as specified in Section 7 above, the Applicant shall become a party to the Credit Agreement and a Bank thereunder and (a) shall be entitled to all rights, benefits and privileges accorded to a Bank in the Credit Agreement, (b) shall be subject to all obligations of a Bank thereunder (including without limitation the obligation to fund its Percentage of Revolving Loans thereafter requested and to fund any purchase of participations in Swing Line Loans and Letter of

Credit Obligations) and (c) shall be deemed to have specifically ratified and confirmed, and by executing this Certificate the Applicant hereby specifically ratifies and confirms, all of the provisions of the Credit Agreement.

9. Each of the undersigned shall, at any time and from time to time upon the written request of any other of the undersigned, execute and deliver such further documents and do such further acts and things as such party may reasonably request in order to effect the purpose of this Certificate.

10. This Certificate may be executed in any number of counterparts by the parties hereto, each of which counterparts shall be deemed to be an original and all of which shall together constitute one and the same certificate. Matters relating to this Certificate shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without regard to conflicts of laws principles.

11. The Applicant acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto. The Applicant further confirms and agrees that (i) in becoming a Bank and in undertaking its Revolving Commitment and making Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Assigning Bank or the Agent, and (ii) the address shown below its signature hereto shall be its notice address for purposes of Section 9.3 of the Credit Agreement unless and until it shall designate, in accordance with such Section 9.3, another address for such purposes.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the Adjustment Date set forth above.

ENTEGRIS, INC.

By:
Its:

(additional signature page follows)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Its:

Applicant

[APPLICANT], as Bank

By:
Its:

Attn:
Phone:
Fax:

Revolving Commitment:
Percentage:
Assigned Revolving Loans:
Assigning Bank

[ASSIGNING BANK], as Bank

By:
Its:

Adjusted Revolving Commitment:
Adjusted Percentage:
Adjusted Revolving Loans:

EXHIBIT I

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made this 2nd day of March, 2009, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex I (collectively, jointly and severally, “Grantors” and each, individually, “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors, the “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation, as borrowers (collectively, “Borrowers”), the lenders party thereto as “Banks” (“Banks”), Agent, CITIBANK NA, as Syndication Agent (in such capacity, the “Syndication Agent”) and RBS CITIZENS, NATIONAL ASSOCIATION, as Documentation Agent (in such capacity, the “Documentation Agent”), the Bank Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof, and

WHEREAS, Agent has agreed to act as agent for the benefit of the Bank Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and the other Loan Documents, and

WHEREAS, in order to induce the Bank Group to enter into the Credit Agreement and the other Loan Documents and to induce the Bank Group to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all obligations of Grantors, or any of them, now or hereafter arising from this Agreement, the Credit Agreement, and the other Loan Documents, (b) all Bank Product Obligations, and (c) all Obligations of the Borrowers or any Borrower, plus reasonable attorneys fees and expenses if any such obligations are collected by law, through an attorney-at-law, or under advice therefrom (clauses (a), (b), and (c) being hereinafter referred to as the “Secured Obligations”), by the granting of the security interests contemplated by this Agreement, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in the Code).

(b) “Books” has the meaning set forth in Section 2 hereof.

(c) “Chattel Paper” has the meaning set forth in Section 2 hereof.

(d) “Code” means the Minnesota Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Minnesota, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies; provided further, however, that all references herein to the Code shall mean Article 9 of the Code unless otherwise identified.

(e) “Collateral” has the meaning set forth in Section 2 hereof.

(f) “Commercial Tort Claims” has the meaning set forth in Section 2 hereof.

(g) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and the Agent, for the benefit of the Bank Group and the Bank Product Providers, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Bank Group and the Bank Product Providers, a security interest in all their respective Copyrights.

(h) “Copyrights” means copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(i) “Deposit Account” means any deposit account (as that term is defined in the Code).

(j) “Equipment” means equipment (as that term is defined in the Code).

(k) “General Intangibles” has the meaning set forth in Section 2 hereof.

(l) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

(m) “Intellectual Property Licenses” means rights under or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, without limitation, the material license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Bank Group’s rights under the Loan Documents, including, without limitation, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(n) “Inventory” means inventory (as that term is defined in the Code).

(o) “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(p) “Negotiable Collateral” has the meaning set forth in Section 2 hereof.

(q) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and the Agent, for the benefit of the Bank Group and the Bank Product Providers, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a security interest in all their respective Patents.

(r) “Patents” means patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(s) “Pledged Companies” means each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.

(t) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing such Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of the Agent or any of its nominees, the right to receive any certificates representing any of such Stock and the right to require that such certificates be delivered to the Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(u) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(v) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies.

(w) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, if any.

(x) “Proceeds” has the meaning set forth in Section 2 hereof.

(y) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(z) “Securities Account” means any deposit account (as that term is defined in the Code).

(aa) “Security Interest” has the meaning set forth in Section 2 hereof.

(bb) “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

(cc) “Supporting Obligations” has the meaning set forth in Section 2 hereof.

(dd) “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ee) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and the Agent, for the benefit of the Bank Group and the Bank Product Providers, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a security interest in all their respective Trademarks.

(ff) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located (hereinafter referred to as the “Security Interest”), including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or general intangibles (as that term is defined in the Code) related to such information) (“Books”);

(c) all of such Grantor’s chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper (“Chattel Paper”);

(d) all of such Grantor’s interest with respect to any Deposit Account or Securities Account and all funds and investments contained therein;

(e) all of such Grantor’s Equipment and fixtures;

(f) all of such Grantor’s general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction (“General Intangibles”);

(g) all of such Grantor’s Inventory;

(h) all of such Grantor’s Investment Related Property;

(i) all of such Grantor’s letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) (“Negotiable Collateral”);

(j) all of such Grantor’s rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property (“Supporting Obligations”);

(k) all of such Grantor’s interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto (“Commercial Tort Claims”);

(l) all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of the Agent or any other member of the Bank Group; and

(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to, any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or the Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary: (a) the terms “Collateral” and “Pledged Interests” shall not include (i) in the case of any Foreign Subsidiary that is owned directly by a Grantor, greater than 65% of the outstanding voting Stock of such Foreign Subsidiary (or, in the case of the Taiwan branch owned by Entegris Asia LLC (so long as such branch is recognized as a separate legal entity under Taiwan law), greater than 65% of the ownership interests in such branch, and none of such branch’s assets), or (ii) any Stock of NexPlanar Corporation or American Membrane Corporation owned by a Grantor as of the Closing Date; provided, that, this clause (a) shall not affect and shall not exclude the Agent’s security interest in any Proceeds of any such excluded Stock; and (b) the term “Collateral” shall not include rights or interests under contracts or licenses where the valid terms thereof, or any applicable law, effectively prohibit the grant of a security interest therein; provided, that, this clause (b) shall in no way be construed (i) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (ii) to limit, impair, or otherwise affect the Security Interest upon any rights or interests of any Grantor in or to (A) monies due or to become due under any described contract or license (including any Accounts), or (B) any Proceeds of any described contract or license, or (iii) to apply to the extent that any consent or waiver has been obtained that would permit the Security Interest notwithstanding the prohibition.

The Security Interest created by each Grantor under this Agreement is unconditional and absolute and shall not be affected by (a) any action or failure to act by the Agent or any other member of the Bank Group, (b) execution of this Agreement or any amendment hereto by any additional Grantor after the date hereof, (c) the release of any other Grantor from its obligations under this Agreement by the Agent at any time after the date hereof, (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Grantor, (e) any exercise or nonexercise, or any waiver, by the Agent and/or any other member of the Bank Group of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security therefor (including this Agreement), (f) any amendment to or modification of any agreement or instrument evidencing any of the Secured Obligations or pursuant to which any of them were issued, (g) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Secured Obligations, or (h) the taking of additional security for or any guaranty of any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations; and whether or not such Grantor shall have notice or knowledge of any of the foregoing.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to the Agent, the Bank Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable (in each case, in relation to any or all of the Grantors) due to the existence of any bankruptcy or insolvency proceeding involving any Grantor.

4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent or any other member of the Bank Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Bank Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Bank Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain with and in the applicable Grantor until the occurrence of an Event of Default and until the Agent shall notify the applicable Grantor of the Agent’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:

(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 9.3 of the Credit Agreement.

(b) As of the Closing Date, no Grantor has any interest in, or title to, any registered United States Copyrights, negotiated Intellectual Property Licenses, registered United States Patents, or registered United States Trademarks except as set forth on Schedules 1, 2, 3 and 5, respectively, attached hereto (other than those Copyrights, Intellectual Property Licenses, Patents and Trademarks abandoned by such Grantor which are no longer used by such Grantor). This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 7 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to on such Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor.

(c) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and the Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 7 attached hereto. Upon the making of such filings, the Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.

(d) (i) Except for the Security Interest created hereby, each Grantor is and will at all times, except as otherwise expressly permitted by the Credit Agreement, be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding equity interests of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property pledged by such Grantor to the Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, Agent’s Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by the Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 7 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of a Control Agreement with respect thereto; and (v) each Grantor has delivered to and deposited with the Agent (or, with respect to any Pledged Interests created after the Closing Date, will deliver and deposit in accordance with Sections 6(g) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

(e) Except as set forth on Schedule 8 attached hereto, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6. Covenants. Each Grantor, jointly and severally, covenants and agrees with the Agent and the Bank Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of the Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly upon the request of the Agent and in accordance with Section 8 hereof, shall execute such other documents as shall be reasonably requested by the Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Agent, together with such undated powers endorsed in blank as shall be reasonably requested by the Agent;

(b) Chattel Paper. If any Grantor retains possession of any Chattel Paper or instruments, promptly upon the request of the Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Bank, National Association, as Agent”;

(c) Control Agreements.

(i) Except to the extent otherwise permitted by the Credit Agreement or consented to by the Agent in writing, each Grantor shall obtain an authenticated Control Agreement from each bank holding a Deposit Account for such Grantor (other than segregated Deposit Accounts used exclusively for payroll and other employee benefits);

(ii) Except to the extent otherwise permitted by the Credit Agreement or consented to by the Agent in writing, each Grantor shall obtain authenticated Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any Securities Accounts or other financial assets or commodities to or for any Grantor;

(d) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 15 days of receipt thereof), notify the Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim in an expected amount greater than $100,000 after the date hereof against any third party and, upon request of the Agent, promptly amend Schedule 6 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by the Agent to give the Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(e) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall execute any instruments or take any steps reasonably required by the Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Agent, for the benefit of the Bank Group and the Bank Product Providers, and notice thereof given under the federal Assignment of Claims Act of 1940, as amended (31 USC § 3727) or other applicable law;

(f) Intellectual Property.

(i) Upon request of the Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Agent one or more Copyright Security Agreements, Trademark Security Agreements, and/or Patent Security Agreements to evidence the Agent’s Lien on such Grantor’s Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, to the extent necessary or economically desirable (as determined by such Grantor in its good faith business judgment) in the operation of such Grantor’s business, (A) to promptly sue for material infringement, misappropriation, or dilution and to recover any and all damages for such material infringement, misappropriation, or dilution, (B) to prosecute diligently any material trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any material patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s material Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable (as determined by such Grantor in its good faith business judgment) in the operation of such Grantor’s business without the prior written consent of the Agent;

(iii) Grantors acknowledge and agree that the Bank Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(f), Grantors acknowledge and agree that no member of the Bank Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Agent may do so at its option upon the occurrence and during the continuation of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and shall be chargeable to the Borrowers’ loan account;

(iv) If any Grantor, either itself or through any agent, employee, licensee, or designee, files an application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, such Grantor shall comply with Section 6(f)(i) hereof;

(g) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 15 days of receipt thereof) deliver to the Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement which adversely affects such Grantor’s rights, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as permitted under the Credit Agreement;

(iii) Each Grantor agrees that it will cooperate with the Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(iv) As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a Securities Account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(h) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;

(i) Insurance.

(i) At Grantors’ expense, maintain insurance respecting the Collateral, wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to the Agent. Grantors shall deliver copies of all such policies to the Agent with an endorsement naming Agent as the sole loss payee (under a satisfactory lender’s loss payable endorsement). Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever;

(ii) Grantors shall give the Agent prompt notice of any loss exceeding $500,000 covered by such insurance. So long as no Event of Default has occurred and is continuing, Grantors shall have the exclusive right to adjust any losses payable under any such insurance policies which are less than $500,000. Following the occurrence and during the continuation of an Event of Default, or in the case of any losses payable under such insurance exceeding $500,000, the Agent shall have the exclusive right to adjust any losses payable under any such insurance policies, without any liability to Grantors whatsoever in respect of such adjustments; and

(j) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 15 days of acquiring or obtaining such Collateral) notify the Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of registered United States Trademarks, United States Patents, registered United States Copyrights, negotiated Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise) for amounts in excess of $100,000, documents (as defined in the Code), or instruments (as defined in the Code) and, upon the request of the Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by the Agent to protect the Security Interest therein.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of the Agent hereunder.

8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Agent such other instruments or notices, as may be necessary or as the Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes the Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in order to perfect the Security Interest without such Grantor’s signature. Each Grantor also hereby ratifies its authorization for the Agent to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Agent’s Right to Perform Contracts. While an Event of Default exists, the Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of the Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Agent with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) the Agent, on behalf of the Bank Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Agent May Perform. If any of Grantors fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12. Agent’s Duties. The powers conferred on the Agent hereunder are solely to protect the Agent’s interest in the Collateral, for the benefit of the Bank Group and the Bank Product Providers, and shall not impose any duty upon the Agent to-exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Agent or the Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Agent, for the benefit of the Bank Group and the Bank Product Providers, or that the Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, the Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees, to the extent permitted by law, that: (a) if the Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Agent has handled the disposition in a commercially reasonable manner. The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to any Grantor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Interests.

15. Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) the Agent may, at its option, upon prior written notice to the Company, and in addition to all rights and remedies available to the Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is the Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints the Agent, such Grantor’s true and lawful attorney-in-fact and irrevocable proxy to vote such Pledged Interests in any manner the Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of the Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of the Agent and the other members of the Bank Group or the value of the Pledged Interests.

16. Remedies. Except as provided in Section 16(b) below, upon the occurrence and during the continuance of an Event of Default:

(a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) The Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Agent; provided, that, such grant of rights shall not be made, in each case, where the grant or assignment of such rights to the Agent would be prohibited under, or would give any other party the right to terminate, the applicable license, sublicense, or agreement; provided further, that, the foregoing exclusion shall in no way be (i) construed to apply if any such prohibition would be rendered ineffective under the

Code or other applicable law (including the federal bankruptcy code) or principles of equity, (ii) construed so as to limit, impair or otherwise affect the Agent’s unconditional continuing security interests in and liens upon any rights or interests of Grantors in or to the Proceeds thereof, including monies due or to become due under any such license, sublicense, or agreement (including any Accounts), or (iii) construed to apply at such time as such prohibition or right to terminate no longer applies.

(c) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur the Agent shall have the right to an immediate writ of possession without notice of a hearing. The Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by the Agent.

17. Remedies Cumulative. Each right, power, and remedy of the Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Agent of any or all such other rights, powers, or remedies.

18. Marshaling. The Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify the Agent and the other members of the Bank Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees and expenses) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification (and its related parties) as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to the Agent (or the Agent may charge to the Borrowers’ loan account) all the Bank Group Expenses which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and each of Grantors to which such amendment applies.

21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Agent at its address specified in the Credit Agreement, and to any of the Grantors at the address of the Borrowers specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22. Continuing Security Interest: Assignments under Credit Agreement; Reinstatement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations (other than contingent indemnification obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement) have been paid in full in cash (or cash collateralized in accordance with the terms of the Credit Agreement) in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, the Agent will file or authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to the Agent nor any additional Advances or other loans made by any Bank to any Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by the Agent, nor any other act of the Bank Group or the Bank Product Provider, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. The Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any member of the Bank Group, or the Bank Product Providers, in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by such member of the Bank Group, or the Bank Product Providers, as the case may be, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any substantial part of its assets, or otherwise, all as though such payment had not been made. Notwithstanding anything to the contrary herein, (i) upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, the Security Interest in such Collateral shall be automatically released; provided, that, Agent’s Liens shall attach to the Proceeds of such sale or transfer with the same validity, priority, force and effect that Agent’s Lien had against such Collateral prior to such sale or transfer, and (ii) a Grantor that is a Subsidiary of the Company shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary ceases to be a party to the Credit Agreement or a Guaranty. Upon any such release, the Agent shall promptly, upon the request and at the expense of the Company, execute and deliver all UCC termination statements and/or other documents reasonably requested by the Company evidencing such release.

23. Governing Law.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE STATE OF MINNESOTA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GRANTORS AND EACH MEMBER OF THE BANK GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c) GRANTORS AND EACH MEMBER OF THE BANK GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GRANTORS AND EACH MEMBER OF THE BANK GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24. New Subsidiaries. Pursuant to Section 5.14 of the Credit Agreement, any new direct or indirect Domestic Subsidiary (whether by acquisition or creation) of any Borrower is required to enter into this Agreement by executing and delivering in favor of the Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a

Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to the Agent, for the benefit of the Bank Group and the Bank Product Providers.

26. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable in any particular jurisdiction in relation to any particular Person shall be ineffective in that jurisdiction as against that Person to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or against any other Person or affecting the validity or enforceability of such provision in any other jurisdiction or against any other Person. Without limiting the generality of the preceding sentence, the effectiveness or enforceability of this Agreement (including, without limitation, the Security Interest) as against any particular Grantor is not contingent or conditioned upon the effectiveness or enforceability of this Agreement (including, without limitation, the Security Interest) as against any other Grantor, and the ineffectiveness or unenforceability of this Agreement (including, without limitation, the Security Interest), in whole or in part or to any extent, as against any particular Grantor shall not in any way limit the effectiveness or enforceability of this Agreement (including, without limitation, the Security Interest) as against any other Grantor.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

[signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	ENTEGRIS, INC.

By:
Title:

POCO GRAPHITE, INC.

By:
Title:

ENTEGRIS PACIFIC LTD.

By:
Title:

ENTEGRIS ASIA LLC

By:
Title:

ENTEGRIS LOGISTICS, INC.

By:
Title:

ENTEGRIS MATERIALS, INC.

By:
Title:

[Signature Page to Security Agreement]

POCO GRAPHITE HOLDINGS, LLC

By:
Title:

POCO GRAPHITE INTERNATIONAL, INC.

By:
Title:

ENTEGRIS NETHERLANDS, INC.

By:
Title:

[Signature Page to Security Agreement]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Title:

[Signature Page to Security Agreement]

SCHEDULE 1

COPYRIGHTS

COPYRIGHT REGISTRATIONS

Grantor	Copyright	Registration No.	Registration Date
Entegris, Inc.	Infinity firmware; computer programs / TX 5-653-669 (2002)	V3507D655	2/20/2004

Entegris, Inc.	Infinity E-operator; computer programs / TX 5-748-093 (2003)	V3507D654	2/20/2004

Entegris, Inc.	Mykrolis; design element plus stylized word, alone or in combination.	V3471 D353	7/2/2001

Poco Graphite, Inc.	EDM technical manual (TEXT)	TX0003734070	2/25/1994

Poco Graphite, Inc.	Glassmate catalog (TEXT)	TX0003437055	11/19/1992

Poco Graphite, Inc.	A practical guide to electrode material selection (TEXT)	TX0002076844	05/04/1987

Poco Graphite, Inc.	Properties and characteristics of graphite (TEXT)	TXu000282042	05/04/1987

SCHEDULE 2

INTELLECTUAL PROPERTY LICENSES

Technical License Agreement by and between Nippon Pillar Packing, Co., Ltd. and Entegris, Inc. dated April 30, 2008.

Patent Assignment and Cross-License and Trademark License Agreement by and between Asyst Technologies, Inc. and Entegris, Inc. dated February 11, 2003, as amended by Amendment dated January 1, 2009.

License Agreement by and between Fowell and Entegris, Inc.

Second Amended and Restated Membrane Manufacture and Supply Agreement between Millipore Corporation and Entegris, Inc. effective as of November 30, 2005.

Master Patent License Agreement between Millipore Corporation and Mykrolis Corporation dated March 31, 2001.

Master Patent Grantback License Agreement between Millipore Corporation and Mykrolis Corporation dated March 31, 2001.

Master Trademark License Agreement between Millipore Corporation and Millipore Mykrolis Corporation dated March 31, 2001.

Master Invention Disclosure Assignment between Millipore Corporation and Mykrolis Corporation dated March 31, 2001.

Master Trade Secret and Know-How Agreement between Millipore Corporation and Mykrolis Corporation dated March 31, 2001.

Trade Marks and Trade Dress License Agreement between Millipore Corporation and Mykrolis Corporation dated April 16, 2001.

SCHEDULE 3

PATENTS

PATENT REGISTRATIONS/APPLICATIONS

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Fluorcarbon Membranes and Process for Making Fluorocarbon Membranes	4990294	2/5/1991

Entegris, Inc.	Fluorcarbon Membranes and Process for Making Fluorocarbon Membranes	5032274	7/16/1991

Entegris, Inc.	Integrated Dispensing System and Method for Filtering and Dispensing Fluid (Intelligen 2 Pump)	5262068	11/16/1993

Entegris, Inc.	High Efficiency Metal Membrane Element, Filter and Process for Making	5487771	1/30/1996

Entegris, Inc.	High Efficiency Metal Membrane Element, Filter and Process for Making	RE36249	7/13/1999

Entegris, Inc.	Thermoplastic Hollow Fiber Membrane Module and Method of Manufacture (Intelligen 2 Pump)	5695702	12/9/1997

Entegris, Inc.	Valve Block and Container for Semiconductor Source Reagent Dispensing or Purification	4738693	4/19/1988

Entegris, Inc.	Process and composition for purifying hydrogen selenide and hydrogen telluride, to remove moisture and oxidant impurities therefrom	4797227	1/10/1989

Entegris, Inc.	Process and composition for purifying hydrogen selenide and hydrogen telluride, to remove moisture and oxidant impurities therefrom	4865822	9/12/1989

Entegris, Inc.	Endpoint and/or Back Diffusion Gas Impurity Detector & Method of Using the Same	5260585	11/9/1993

Entegris, Inc.	Process and Composition for Purifying Semiconductor Process Gases to Remove Lewis Acid and Oxidant Impurities Therefrom	5531971	7/2/1996

Entegris, Inc.	Formation of Dendritic Metal Powders	5814272	9/29/1998

Entegris, Inc.	Formation of Dendritic Metal Powders	6193778	2/27/2001

Entegris, Inc.	Formation of Dendritic Metal Powders	6197085	3/6/2001

Entegris, Inc.	Formation of Dendritic Metal Powders	6540809	4/1/2003

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Formation of Dendritic Metal Powders	6623543	9/23/2003

Entegris, Inc.	Formation of Dendritic Metal Powders	6770113	8/3/2004

Entegris, Inc.	Formation of Dendritic Metal Powders	6964693	11/15/2005

Entegris, Inc.	Low Volume Disposable Filter Module (LHVD) (Impact) (Intelligen 2 Pump)	5762789	6/9/1998

Entegris, Inc.	Disposable Separation Module with Quick Connect Capability (Connectology) (Intelligen 2 Pump)	6068770	5/30/2000

Entegris, Inc.	Surface Modified Porous Membrane and Process (QuickChange)	6273271	8/14/2001

Entegris, Inc.	Surface Modified Porous Membrane and Process (QuickChange)	6354443	3/12/2002

Entegris, Inc.	Process for Making Surface Modified Porous Membrane with Perfluorocarbon Copolymer (QuickChange)	5928792	7/27/1999

Entegris, Inc.	Article of Manufacture Including a Surface Modified Membrane and Process (QuickChange)	5976380	11/2/1999

Entegris, Inc.	Composition and Process for Removing Moisture from Hydrogen Halides	11/524079	9/20/2006

Entegris, Inc.	Composition and Process for Removing Moisture from Hydrogen Halides	7288201	10/30/2007

Entegris, Inc.	Process and Apparatus for Removing Metal Carbonyls and Moisture from a Gas (Waferpure)	6042796	3/28/2000

Entegris, Inc.	Process and Apparatus for Removing Metal Carbonyls and Moisture from a Gas (Waferpure)	6077487	6/20/2000

Entegris, Inc.	Surface Modified Polymeric Substrate and Process (QuickChange)	6179132	1/30/2001

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	5772899	6/30/1998

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6105829	8/22/2000

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6251293	6/26/2001

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6419841	7/16/2002

Entegris, Inc.	Reactive Matrix for Removing Moisture from a Fluorine Containing Gas and Process	6033460	3/7/2000

Entegris, Inc.	Fluid Dispensing System (Intelligen 2 Pump)	5516429	5/14/1996

Entegris, Inc.	Filtering and Dispensing System With Independently Activated Pumps in Series (Intelligen 2 Pump)	5167837	12/1/1992

Entegris, Inc.	Microporous Hollow Fiber Membranes from Perfluorinated Thermoplastic Fibers (Submarine Fibers) (pHasor and Fluorline HF)	6802972	10/21/2004

Entegris, Inc.	Microporous Hollow Fiber Membranes from Perfluorinated Thermoplastic Fibers (Submarine Fibers) (pHasor and Fluorline HF)	6802973	10/12/2004

Entegris, Inc.	Variable Step Rate Precision Pumping Apparatus (Intelligen 2 Pump)	5932987	8/3/1999

Entegris, Inc.	Method for Manufacturing Hollow Fiber Membranes (pHasor)	10/704468	11/7/2003

Entegris, Inc.	Method for Manufacturing Hollow Fiber Membranes (pHasor)	6663745	12/16/2003

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	7037424	5/2/2006

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	10/440459	5/16/2003

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	Des 423,081	4/18/2000

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	6378907	4/30/2002

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	7021667	4/4/2006

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	7296582	11/20/2007

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology) (Intelligen 2 Pump)	7350821	4/1/2008

Entegris, Inc.	Connector (Intelligen 2 Pump)	D423081	4/18/2000

Entegris, Inc.	Method for Forming a Perfluorinated, Thermoplastic Hollow Fiber Module	09/889901	7/24/2001

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	12/215539	6/27/2008

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	6533933	3/18/2003

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	7445710	11/4/2008

Entegris, Inc.	Skinned Hollow Fiber Membrane and Method of Manufacture	6921482	7/26/2005

Entegris, Inc.	Skinned Hollow Fiber Membrane and Method of Manufacture	6977043	12/20/2005

Entegris, Inc.	Hollow Fiber Membrane Contactor (pHasor)	6582496	6/24/2003

Entegris, Inc.	Hollow Fiber Membrane Contactor (pHasor)	6805731	10/19/2004

Entegris, Inc.	Flow Controller	6348098	2/19/2002

Entegris, Inc.	Flow Controller	6527862	3/4/2003

Entegris, Inc.	Pump Controller for Precision Pumping Apparatus	11/602472	11/20/2006

Entegris, Inc.	Pump Controller for Precision Pumping Apparatus	7476087	1/13/2009

Entegris, Inc.	Pump Controller for Precision Pumping Apparatus	7029238	4/18/2006

Entegris, Inc.	A Perfluorinated Thermoplastic Filter Cartridge	7347937	3/25/2008

Entegris, Inc.	Filtration Cartridge and Process for Filtering a Slurry	7247245	7/24/2007

Entegris, Inc.	HYDROPHOBIC AND HYDROPHILIC MEMBRANES TO VENT TRAPPED GASES IN A PLANTING CELL	6846392	1/25/2005

Entegris, Inc.	SIMULTANEOUS ELECTRICAL AND FLUID CONNECTION FOR ANODE	6695957	2/24/2004

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	6652749	11/25/2003

Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	7056436	6/6/2006

Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	7378017	5/27/2008

Entegris, Inc.	Housing Design With Twist Ring To Engage And Disengage Bowl Or Bowl Assembly (Chemlock)	6635175	10/21/2003

Entegris, Inc.	System and Method for Liquid Filtration Based on a Neutral Filter Material (INTERCEPT)	7462283	12/9/2008

Entegris, Inc.	Porous or Non-Porous Substrate Coated With a Polymeric Composition Having Hydrophilic Functional Groups and Process	7112363	9/26/2006

Entegris, Inc.	Optimizer Filter and Manifold	D513304 S	12/27/2005

Entegris, Inc.	Porous or Non-Porous Substrate Coated with a Cross-Linked Polymeric Composition Having Sulfonyl Groups and Hydrophilic Functional Groups and Process	7094469	8/22/2006

Entegris, Inc.	Liquid Filtration Device (LHVD)	12/221309	8/1/2008

Entegris, Inc.	Liquid Filtration Device (LHVD)	6846409	1/25/2005

Entegris, Inc.	Liquid Filtration Device (LHVD)	6982041	1/3/2006

Entegris, Inc.	Liquid Filtration Device (LHVD)	7407594	8/5/2008

Entegris, Inc.	Separation Module	7163237	1/16/2007

Entegris, Inc.	Separation Module	7469932	12/30/2008

Entegris, Inc.	Hig-Strength, Chemically Resistant Laminar Film With Limited Extractables (Dispense Diaphragm for RGEN-02, valve diaphragm for Intelligen Mini)	7407708	8/5/2008

Entegris, Inc.	FLUID EXCHANGE DEVICE (pHasor X heat exhanger)	11/981082	10/31/2007

Entegris, Inc.	FLUID EXCHANGE DEVICE (pHasor X heat exhanger)	7308932	12/18/2007

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	APPARATUS FOR CONDITIONING THE TEMPERATURE OF A FLUID (Worked in LIQUIDLENS)	7249628	7/31/2007

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	11/476890	6/27/2006

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	7101479	9/5/2006

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	7169302	1/30/2007

Entegris, Inc.	Method and Device for Increased Mass Transport at Liquid-Solid Diffusion Boundary Layer	11/981300	10/30/2007

Entegris, Inc.	Method and Device for Increased Mass Transport at Liquid-Solid Diffusion Boundary Layer	7311808	12/25/2007

Entegris, Inc.	HOLLOW FIBER MEMBRANE CONTACT APPARATUS (pHASOR)	12/050247	3/18/2008

Entegris, Inc.	FLOW CONTROLLER AND PRECISION DISPENSE APPARATUS AND SYSTEM (OPTICHEM C AND P)	10/520635	7/19/2003

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	12/253732	10/17/2008

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	7292945	11/6/2007

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	7447600	11/4/2008

Entegris, Inc.	RETICLE-PELLICLE APPARATUS WITH PURGED PELLICLE-TO-RETICLE GAP	7052809	5/30/2006

Entegris, Inc.	PRECISION LIQUID DISPENSER	4950134	8/21/1990

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	12001112	12/10/2007

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	7329311	2/12/2008

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	7112237	9/26/2006

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	FILTER APPARATUS (SS CHEMLOCK (MTO))	7138053	11/21/2006

Entegris, Inc.	METHOD AND APPARATUS FOR TREATING FLUIDS(Application of pHasor)	7316728	1/8/2008

Entegris, Inc.	THERMAL MANAGEMENT, HEAT EXCHANGER	10/915853	8/11/2004

Entegris, Inc.	NON-POROUS ADHERENT INERT COATINGS AND METHODS OF MAKING, , NON-POROUS ADHERENT INERT COATINGS AND METHODS OF MAKING,	7389689	6/24/2008

Entegris, Inc.	Filter Device Having Pleated Filter Integral With Housing (Optimizer D300 and 600)	7404493	7/29/2008

Entegris, Inc.	Recovery and purification of gases used in medical processes	6408849	6/25/2002

Entegris, Inc.	PURIFIER INFORMATION RETREIVAL SYSTEM	10/544309	11/29/2005

Entegris, Inc.	Method, composition and apparatus for water removal from non-corrosive gas streams	6059859	5/9/2000

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	6391090	5/21/2002

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	6645898	11/11/2003

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	7101416	9/5/2006

Entegris, Inc.	Self-regenerative process for contaminant removal from ammonia (used in Infinity systems, now Aeronex branded)	10/141215	5/7/2002

Entegris, Inc.	Self-regenerative process for contaminant removal from ammonia (used in Infinity systems, now Aeronex branded)	6524544	2/25/2003

Entegris, Inc.	Self-regenerative process for contaminant removal from liquid and supercritical Co2 fluid streams	6361696	3/26/2002

Entegris, Inc.	Method for Water Removal From Corrosive Gas Streams	5910292	6/8/1999

Entegris, Inc.	Offset Filter Housing	D452552	12/25/2001

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Method for recovery and reuse of gas	6089282	7/18/2000

Entegris, Inc.	Gas purification system and method	6514313	2/4/2003

Entegris, Inc.	Gas Purifier Apparatus	6468333	10/22/2002

Entegris, Inc.	Method for Rapid Activation or Preconditioning of Porous Gas Purification Substrates (26th Wafer)	6638341	10/28/2003

Entegris, Inc.	Method for Rapid Activation or Preconditioning of Porous Gas Purification Substrates (26th Wafer)	6869463	3/22/2005

Entegris, Inc.	CARBON DIOXIDE PURIFICATION FOR THE SEMICONDUCTOR INDUSTRY (GATEKEEPER AK for purifying CO2)	7381243	6/3/2008

Entegris, Inc.	Method for the removal of airborne molecular contaminants using oxygen gas mixtures”	11/706044	2/13/2007

Entegris, Inc.	Method for the removal of airborne molecular contaminants using oxygen gas mixtures”	7189291	3/13/2007

Entegris, Inc.	Method for the removal of airborne molecular contaminants using water gas mixtures	6913654	7/5/2005

Entegris, Inc.	Method for the removal of airborne molecular contaminants using water gas mixtures	7377982	5/27/2008

Entegris, Inc.	Apparatus, composition and method for purification of Corrosive Gas and Liquid Streams	10/559070	8/14/2006

Entegris, Inc.	Hydride Gas Purification for the Semiconductor Industry (Gatekeeper model and Aeronex model)	10/565353	3/23/2006

Entegris, Inc.	Method of Identifying Purification Equipment which is Optimized for Individual Fluid Purification Systems (PRODUCT WIZARD)	7376489	5/20/2008

Entegris, Inc.	Purging of a Wafer Conveyance Container (Isoport)	11/989874	7/31/2006

Entegris, Inc.	Lithographic Projection Apparatus, Gas Purging Method, Device Manufacturing Method and Purge Gas Supply System (ASML Case)	7113254	9/26/2006

Entegris, Inc.	Valve Close Control	11/937931	11/9/2007

Entegris, Inc.	Valve Close Control	7107128	9/12/2006

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Valve Close Control	7317971	1/8/2008

Entegris, Inc.	System and Method for Flow Monitoring Control	11/229912	9/19/2005

Entegris, Inc.	System and Method for Flow Monitoring Control	6973375	12/6/2005

Entegris, Inc.	System and Method for Flow Monitoring Control	11/054467	2/9/2005

Entegris, Inc.	Pleated Cartridge Filter (W Pleat)	11/549140	10/13/2006

Entegris, Inc.	Method for the Removal of Airborne Molecular Contaminants using Oxygen and/or Water Gas Mixtures	10/523371	6/1/2004

Entegris, Inc.	Removal of Metal Contaminants from Ultra High Purity Gases	11/631985	4/3/2007

Entegris, Inc.	METHODS AND MATERIALS FOR MAKING A MONOLITHIC POROUS PAD CAST ONTO A ROTABLE BASE	10/566847	8/16/2006

Entegris, Inc.	LITHOGRAPHIC PROJECTION APPARATUS, GAS PURGING METHOD, DEVICE MANUFACTURING METHOD AND PURGE GAS SUPPLY SYSTEM. (This case is a CIP of 10/623180, filed July 21, 2003)	10/565486	5/4/2006

Entegris, Inc.	Low Hold Up/Variable Home Position for Dispense Systems (Used in Intelligen Mini and HV)	11/666124	11/21/2005

Entegris, Inc.	Multilayered Microporous Ultra-High Molecular Weight Polyethylene Membrane	11/793639	6/20/2007

Entegris, Inc.	POTTED EXCHANGE DEVICES AND METHODS OF MAKING This is a combination of 200300150 and 200400016 (PHASOR)	10/583904	6/22/2006

Entegris, Inc.	CLEAN ROOM AIR FILTERING	5626820	5/6/1997

Entegris, Inc.	NON-WOVEN FILTER COMPOSITE	5582865	12/10/1996

Entegris, Inc.	AIR FILTERING WITHIN CLEAN ENVIRONMENTS	5607647	3/4/1997

Entegris, Inc.	STORING SUBSTRATES BETWEEN PROCESS STEPS WITHIN A PROCESSING FACILITY	5833726	11/10/1998

Entegris, Inc.	PERFORMANCE MONITORING OF GAS-PHASE AIR FILTERS	5856198	1/5/1999

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS	6447584	9/10/2002

Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS	6610128	8/26/2003

Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS	7022164	4/4/2006

Entegris, Inc.	SYSTEM AND METHOD FOR DETERMINING AND CONTROLLING CONTAMINATION	6620630	9/16/2003

Entegris, Inc.	SYSTEM AND METHOD FOR DETERMINING AND CONTROLLING CONTAMINATION	6759254	7/6/2004

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB)	6740147	5/25/2004

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB)	6761753	7/13/2004

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB)	7014693	3/21/2006

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB)	11/364137	5/4/2001

Entegris, Inc.	reducing microbubbles in chemicals	11/919110	4/25/2006

Entegris, Inc.	System and Methods for Detecting Contaminants	7430893	10/7/2008

Entegris, Inc.	SYSTEM AND METHOD FOR MONITORING CONTAMINATION	11/437994	5/19/2006

Entegris, Inc.	SYSTEM AND METHOD FOR MONITORING CONTAMINATION	7092077	8/15/2006

Entegris, Inc.	Reactive Gas Filter	7132011	11/7/2006

Entegris, Inc.	AIR HANDLING AND CHEMICAL FILTRATION SYSTEM AND METHOD	12/069154	2/11/2008

Entegris, Inc.	AIR HANDLING AND CHEMICAL FILTRATION SYSTEM AND METHOD	7329308	2/12/2008

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Systems and Method for Removing Contaminants	11/628576	9/20/2007

Entegris, Inc.	Low Off-Gassing Polyurethanes	11/920036	4/23/2008

Entegris, Inc.	REMOVAL OF LOW MOLECULAR SILOXANES FROM HUMID GAS MATRIX (SiLVERSET)	12/309167	7/13/2007

Entegris, Inc.	Microporous ion exchange resin membranes for purification of ionic contaminants in chemicals, including water at 80oC and base clean solution (SC1), Microporous ion exchange resin membranes for purification of ionic contaminants in chemicals, including wa	12/029672	2/12/2008

Entegris, Inc.	SYSTEMS AND METHODS FOR CAPTURE SUBSTRATES (26th wafer), , SYSTEMS AND METHODS	11/989553	1/28/2008

Entegris, Inc.	COMPONENT TO COMPONENT SEALING METHOD AND APPARATUS (Flaremount)	7036204	5/2/2006

Entegris, Inc.	COMPONENT TO COMPONENT SEALING METHOD AND APPARATUS (Flaremount)	6652008	11/25/2003

Entegris, Inc.	TRANSPORT MODULE	12/119240	5/12/2008

Entegris, Inc.	TRANSPORT MODULE	7370764	5/13/2008

Entegris, Inc.	TRANSPORT MODULE	6010008	1/4/2000

Entegris, Inc.	TRANSPORT MODULE	6736268	5/18/2004

Entegris, Inc.	TUBING CLOSURE	6135156	10/24/2000

Entegris, Inc.	WAFER ENCLOSURE WITH DOOR	5957292	9/28/1999

Entegris, Inc.	STORAGE BOX	4709834	12/1/1987

Entegris, Inc.	LIQUID SAVER FUNNEL SYSTEM	5385180	1/31/1995

Entegris, Inc.	CUSHION SYSTEM FOR WAFER CARRIERS	RE40513	9/23/2008

Entegris, Inc.	REINFORCED CARRIER WITH EMBEDDED RIGID INSERT	4872554	10/10/1989

Entegris, Inc.	WAFER CARRIER	5788082	8/4/1998

Entegris, Inc.	WAFER CONTAINER WITH DOOR (Defensive case) (FOUP or FASB)	5711427	1/27/1998

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6079597	6/27/2000

Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6425502	7/30/2002

Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6648182	11/18/2003

Entegris, Inc.	CLIPLESS TRAY	6079565	6/27/2000

Entegris, Inc.	THREE-WAY VALVE	6575187	6/10/2003

Entegris, Inc.	WELDING FLUOROPOLYMER PIPE AND FITTINGS	4929293	5/29/1990

Entegris, Inc.	WAFER CONTAINER WITH MINIMAL CONTACT	6776289	8/17/2004

Entegris, Inc.	150 MM WAFER CASSETTE FOR USE ON 200 MM SEMI STANDARD WAFER HANDLING EQUIPMENT	D368802	4/16/1996

Entegris, Inc.	EVACUATED WAFER CONTAINER	5255783	10/26/1993

Entegris, Inc.	TRANSPORT MODULE WITH LATCHING DOOR (F300 FOUP)	5915562	6/29/1999

Entegris, Inc.	BLOW MOLDED DRUM	7156254	1/2/2007

Entegris, Inc.	BLOW MOLDED DRUM	6045000	4/4/2000

Entegris, Inc.	DOOR GUIDE FOR A WAFER CONTAINER	6206196	3/27/2001

Entegris, Inc.	DOOR GUIDE FOR A WAFER CONTAINER	6464081	10/15/2002

Entegris, Inc.	CARRIER FOR FLAT PANEL DISPLAYS	4815601	3/28/1989

Entegris, Inc.	CARRIER FOR FLAT PANEL DISPLAYS	4930634	6/5/1990

Entegris, Inc.	CARRIER FOR FLAT PANEL DISPLAYS	D318947	8/13/1997

Entegris, Inc.	WAFER CARRIER PROCESS PLATFORM	5270482	12/14/1993

Entegris, Inc.	WAFER CARRIER WITH WAFER RETAINING CUSHIONS	5255797	10/26/1993

Entegris, Inc.	WELD TEST TOOL	5263362	11/23/1993

Entegris, Inc.	WEIR VALVE WITH ADJUSTABLE BYPASS	5279328	1/18/1994

Entegris, Inc.	ARRANGEMENT FOR LOCKING AND UNLOCKING A DOOR OF A CONTAINER	6000732	12/14/1999

Entegris, Inc.	PLASTIC COUPLING FOR PLASTIC TUBING (Flarelock)	5472244	12/5/1995

Entegris, Inc.	WAFER CARRIER BOX HINGE	6000550	12/14/1999

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	SHOCK RESISTANT VARIABLE LOAD TOLERANT WAFER SHIPPER	6550619	4/22/2003

Entegris, Inc.	QUICK CONNECT FILL SYSTEM	6497260	12/24/2002

Entegris, Inc.	TORQUE CONFIRMATION SETTINGS	6409222	6/25/2002

Entegris, Inc.	PLASTIC FITTING FOR FLARED TUBING	6601879	8/5/2003

Entegris, Inc.	PROCESS AND APPARATUS FOR MOLDING POLYMER SWEEP FITTINGS	6399006	6/4/2002

Entegris, Inc.	SELF-FLARED PLASTIC FITTINGS	6412832	7/2/2002

Entegris, Inc.	MOLDED NON-ABRASIVE SUBSTRATE CARRIER FOR USE IN POLISHING OPERATIONS	6439984	8/27/2002

Entegris, Inc.	SEALING SYSTEM FOR PORTS OF VESSELS USED FOR CORROSIVE FLUIDS (O-Ring)	7128212	10/31/2006

Entegris, Inc.	INTERNALLY PRESSURIZED BELLOWS PUMP	4981418	1/1/1991

Entegris, Inc.	BELLOWS-TYPE PUMP	4983104	1/8/1991

Entegris, Inc.	THIN WAFER INSERT	11/787082	4/13/2007

Entegris, Inc.	THIN WAFER INSERT	7219802	5/22/2007

Entegris, Inc.	FLUOROPOLYMER FLOWMETER	6973705	12/13/2005

Entegris, Inc.	FLUOROPOLYMER FLOWMETER	6758104	7/6/2004

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER	5693887	12/2/1997

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER	5852244	12/22/1998

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER	5869766	2/9/1999

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER	RE38557	7/20/2004

Entegris, Inc.	SENSOR USABLE IN ULTRA PURE AND HIGHLY CORROSIVE ENVIRONMENT (NT part) (Used in pressure transducers, flowmeters and 6500 LFCs for HF applications)	7152478	12/26/2006

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	SENSOR USABLE IN ULTRA PURE AND HIGHLY CORROSIVE ENVIRONMENT (NT part) (Used in pressure transducers, flowmeters and 6500 LFCs for HF applications)	6612175	9/2/2003

Entegris, Inc.	THIN WAFER CARRIER	6758339	7/6/2004

Entegris, Inc.	CHEMICALLY INERT FLOW CONTROL WITH NON-CONTAMINATING BODY	6578435	6/17/2003

Entegris, Inc.	HIGH VOLUME DISPENSE HEAD WITH SEAL VERIFICATION AND LOW FOAM RETURN LINE	6955185	10/18/2005

Entegris, Inc.	DISK CARRIER (F10-EVO)	6902059	6/7/2005

Entegris, Inc.	WAFER CARRIER WITH WAFER RETAINING SYSTEM	6951284	10/4/2005

Entegris, Inc.	WAFER SEALING ARRANGEMENT FOR WAFER CONTAINERS	6848578	2/1/2005

Entegris, Inc.	WAFER SUPPORT ATTACHMENT FOR A SEMI-CONDUCTOR WAFER TRANSPORT CONTAINER	7131176	11/7/2006

Entegris, Inc.	WAFER SUPPORT ATTACHMENT FOR A SEMI-CONDUCTOR WAFER TRANSPORT CONTAINER	6811029	11/2/2004

Entegris, Inc.	FRONT OPENING WAFER CONTAINER WITH PATH TO GROUND EFFECTUATED BY DOOR	10/496756	5/26/2004

Entegris, Inc.	WAFER CARRIER DOOR WITH FORM FITTING MECHANISM COVER	6749067	6/15/2004

Entegris, Inc.	WAFER CARRIER DOOR AND LATCHING MECHANISM WITH HOURGLASS SHAPED KEY SLOT	6712213	3/30/2004

Entegris, Inc.	WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP), WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP)	7168587	1/30/2007

Entegris, Inc.	WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP), WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP)	6880718	4/19/2005

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	WAFER CARRIER DOOR AND LATCHING MECHANISM WITH C-SHAPED CAM FOLLOWER	6955382	10/18/2005

Entegris, Inc.	WAFER CONTAINER CUSHION SYSTEM	6644477	11/11/2003

Entegris, Inc.	FULLY DRAINABLE WEIR VALVE	6923198	8/2/2005

Entegris, Inc.	RETICLE CARRIER	7139066	11/21/2006

Entegris, Inc.	RETICLE CARRIER	6825916	11/30/2004

Entegris, Inc.	MATRIX TRAY WITH TACKY SURFACES	6926937	8/9/2005

Entegris, Inc.	VENT PLUG	7201287	4/10/2007

Entegris, Inc.	VENT PLUG	6883675	4/26/2005

Entegris, Inc.	TRAY FOR SEMICONDUCTOR INTEGRATED CIRCUIT DEVICE (This is not our case. we are challenging NEC 6357595)	6357595	3/19/2002

Entegris, Inc.	DOUBLE DIAPHRAGM PRECISION THROTTLING VALVE (Worked in 6500 and 6510)	6321776	11/27/2002

Entegris, Inc.	DOUBLE DIAPHRAGM PRECISION THROTTLING VALVE (Worked in 6500 and 6510)	6321776	11/27/2001

Entegris, Inc.	INTERNALLY PRESSURIZED BELLOWS PUMP, INTERNALLY PRESSURIZED BELLOWS PUMP,	4981418	1/1/1991

Entegris, Inc.	BELLOWS-TYPE PUMP, BELLOWS-TYPE PUMP,	4983104	1/8/1991

Entegris, Inc.	SEALABLE TRANSPORTABLE CONTAINER HAVING IMPROVED LATCH MECHANISM	4995430	2/26/1991

Entegris, Inc.	SMIF CONTAINER INCLUDING A RETICLE SUPPORT STRUCTURE	6216873	4/17/2001

Entegris, Inc.	SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING	5823361	10/20/1998

Entegris, Inc.	SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING	5984116	11/16/1999

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	SYSTEM FOR PREVENTING IMPROPER INSERTION OF FOUP DOOR INTO FOUP	6663148	12/16/2003

Entegris, Inc.	TRANSPORTABLE CONTAINER INCLUDING AN INTERNAL ENVIRONMENT MONITOR (SMART FOUP)	7156129	1/2/2007

Entegris, Inc.	TRANSPORTABLE CONTAINER INCLUDING AN INTERNAL ENVIRONMENT MONITOR (SMART FOUP)	6901971	6/7/2005

Entegris, Inc.	ULTRAPHOBIC SURFACE FOR HIGH PRESSURE LIQUIDS,	6852390	2/8/2005

Entegris, Inc.	SUBSTRATE HOUSING AND DOCKING SYSTEM	5785186	7/28/1998

Entegris, Inc.	SUBSTRATE HOUSING AND DOCKING SYSTEM	5834915	11/10/1998

Entegris, Inc.	MODULAR SMIF POD BREATHER, ADSORBENT, AND PURGE CARTRIDGES	RE39241	8/22/2006

Entegris, Inc.	MODULAR SMIF POD BREATHER, ADSORBENT, AND PURGE CARTRIDGES	6319297	11/20/2001

Entegris, Inc.	MOLECULAR CONTAMINATION CONTROL SYSTEM	6368411	4/9/2002

Entegris, Inc.	SMIF CONTAINER INCLUDING AN ELECTROSTATIC DISSIPATIVE RETICLE SUPPORT STRUCTURE (ESD)	6513654	2/4/2003

Entegris, Inc.	TWO STAGE VALVE FOR CHARGING AND/OR VACUUM RELIEF OF PODS	5810062	9/22/1998

Entegris, Inc.	FLUID HANDLING COMPONENT WITH ULTRAPHOBIC SURFACES, FLUID HANDLING COMPONENT WITH ULTRAPHOBIC SURFACES,	6845788	1/25/2005

Entegris, Inc.	TRANSPORT MODULE WITH LATCHING DOOR	6945405	9/20/2005

Entegris, Inc.	INTEGRATED CIRCUIT TRAY WITH SELF ALIGNING POCKET (Licensed to DIC)	5791486	8/11/1998

Entegris, Inc.	CUSHIONED WAFER CONTAINER	6267245	7/31/2001

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER	11/699749	1/30/2007

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER	7168564	1/30/2007

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER	6428729	8/6/2002

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER	6808668	10/26/2004

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER	6871741	3/29/2005

Entegris, Inc.	METHOD AND APPARATUS FOR RECLAIMING PLASTIC	5894996	4/20/1999

Entegris, Inc.	ENCLOSED SEALABLE PURGIBLE SEMICONDUCTOR WAFER HOLDER (kinematic coupling)	5472086	12/5/1995

Entegris, Inc.	ENCLOSED SEALABLE PURGIBLE SEMICONDUCTOR WAFER HOLDER (kinematic coupling)	5476176	12/19/1995

Entegris, Inc.	ENCLOSED SEALABLE PURGIBLE SEMICONDUCTOR WAFER HOLDER (kinematic coupling)	5755332	5/26/1998

Entegris, Inc.	SEMICONDUCTOR WAFER CASSETTE TRANSPORT BOX	D376688	12/24/1996

Entegris, Inc.	ADVANCED WAFER SHIPPER (Crystal Pak)	5992638	11/30/1999

Entegris, Inc.	MILLED CARBON FIBER REINFORCED POLYMER COMPOSITION	5686521	11/11/1997

Entegris, Inc.	SUBSTRATE PACKAGE (Ultrapak)	4966284	10/30/1990

Entegris, Inc.	DISK PROCESSING CASSETTE	4669612	6/2/1987

Entegris, Inc.	WAFER PROCESSING CASSETTE	4724963	2/16/1988

Entegris, Inc.	WAFER SUSPENSION BOX (Crystal Pak)	5273159	12/28/1993

Entegris, Inc.	WAFER SUSPENSION BOX (Crystal Pak)	5555981	9/17/1996

Entegris, Inc.	WAFER SUSPENSION BOX (Crystal Pak)	5749467	5/12/1998

Entegris, Inc.	INDIVIDUAL WAFER PACKAGE	D338402	8/17/1993

Entegris, Inc.	PACKAGE	5025926	6/25/1991

Entegris, Inc.	FLAT PANEL DISPLAY	5423422	6/13/1995

Entegris, Inc.	SYSTEM AND METHOD FOR PRESSURE COMPENSATION IN A PUMP	11/602508	11/20/2006

Entegris, Inc.	300MM SHIPPING CONTAINER (CRYSTALPAK)	5803269	9/8/1998

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	300MM MICROENVIRONMENT POD WITH DOOR ON SIDE	11/351214	2/9/2006

Entegris, Inc.	300MM MICROENVIRONMENT POD WITH DOOR ON SIDE	5944194	8/31/1999

Entegris, Inc.	300MM MICROENVIRONMENT POD WITH DOOR ON SIDE	RE38221	8/19/2003

Entegris, Inc.	300MM MICROENVIRONMENT POD WITH DOOR ON SIDE	5944194	8/31/1999

Entegris, Inc.	300MM MICROENVIRONMENT POD WITH DOOR ON SIDE	D378873	4/22/1997

Entegris, Inc.	SHIPPING CONTAINER	D387903	12/23/1997

Entegris, Inc.	SHIPPING AND TRANSPORT CASSETTE WITH KINEMATIC COUPLING	D383898	9/23/1997

Entegris, Inc.	STORAGE BOX HAVING RESILIENT FASTENING MEANS	4582219	4/15/1986

Entegris, Inc.	CREEP RESISTANT VALVE (INTEGRA)	6595240	7/22/2003

Entegris, Inc.	EXTENDED STROKE VALVE AND DIAPHRAGM (Integra)	7063304	6/20/2006

Entegris, Inc.	MICROFLUIDIC DEVICE WITH ULTRAPHOBIC SURFACES, MICROFLUIDIC DEVICE WITH ULTRAPHOBIC SURFACES,	6923216	8/2/2005

Entegris, Inc.	SHIPPER WITH TOOTH DESIGN FOR IMPROVED LOADING	6994217	2/7/2006

Entegris, Inc.	CONNECTOR ASSEMBLY FOR FLUID TRANSFER	7115335	10/3/2006

Entegris, Inc.	SUBSTRATE CONTAINER (SPECTRA)	7347329	3/25/2008

Entegris, Inc.	FRONT OPENING SUBSTRATE CONTAINER WITH BOTTOM PLATE (SPECTRA)	11/786035	4/10/2007

Entegris, Inc.	FRONT OPENING SUBSTRATE CONTAINER WITH BOTTOM PLATE (SPECTRA)	7201276	4/10/2007

Entegris, Inc.	SUBSTRATE CONTAINER (SPECTRA)	7316325	1/8/2008

Entegris, Inc.	WAFER CARRIER DOOR (SPECTRA)	7344030	3/18/2008

Entegris, Inc.	WAFER CONTAINER AND DOOR WITH VIBRATION DAMPENING LATCHING MECHANISM (Spectra)	11/651779	1/10/2007

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	WAFER CONTAINER AND DOOR WITH VIBRATION DAMPENING LATCHING MECHANISM (Spectra)	7182203	2/27/2007

Entegris, Inc.	WAFER CONTAINER WITH DOOR ACTUATED WAFER RESTRAINT (SPECTRA)	11/514796	9/1/2006

Entegris, Inc.	WAFER CONTAINER WITH DOOR ACTUATED WAFER RESTRAINT (SPECTRA)	7100772	9/5/2006

Entegris, Inc.	COMPOSITIONS COMPRISING CARBON NANOTUBES AND ARTICLES FORMED THEREFROM	11/509419	8/23/2006

Entegris, Inc.	SUBSTRATE CONTAINER WITH FLUID-SEALING FLOW PASSAGEWAY (SMIF POD)	12/026336	2/5/2008

Entegris, Inc.	SUBSTRATE CONTAINER WITH FLUID-SEALING FLOW PASSAGEWAY (SMIF POD)	7328727	2/12/2008

Entegris, Inc.	WAFER CONTAINER DOOR WITH PARTICLE COLLECTION STRUCTURE	7325698	2/5/2008

Entegris, Inc.	WAFER CONTAINER WITH SEALABLE DOOR	11/108349	4/17/2005

Entegris, Inc.	PRESSURE EQUALIZATION SYSTEM FOR SMIF PODS, FOUPS, FOSBS, AND RETICLE PODS	11/364860	2/26/2006

Entegris, Inc.	ISOLATION SYSTEM FOR RETICLE POD (Extreme Ultraviolet (EUV))	11/364562	2/26/2006

Entegris, Inc.	CARRIER TAPE FOR DISK COMPONENTS	7219803	5/22/2007

Entegris, Inc.	HIGH VOLUME FLUID DISPENSE SYSTEM	11/400034	4/7/2006

Entegris, Inc.	DRUM CAP VENTING DEVICE	11/397333	4/4/2006

Entegris, Inc.	IDENTIFICATION AND VERIFICATION SYSTEM FOR FLUID DISPENSING SYSTEM	11/400053	4/7/2006

Entegris, Inc.	RETICLE POD WITH INTERNAL ENVIRONMENT CONTROL MEANS (RSP3 SMIF POD and CLARILITE)	7400383	7/15/2008

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	CMP RETAINING RING (Planaredge)	11/440461	5/24/2006

Entegris, Inc.	CHEMICALLY INERT FLOW CONTROL WITH NON-CONTAMINATING BODY	11/482542	7/7/2006

Entegris, Inc.	WAFER CONTAINER AND DOOR WITH CAM LATCHING MECHANISM (SPECTRA)	7325693	2/5/2008

Entegris, Inc.	WAFER CONTAINER WITH SECONDARY WAFER RESTRAINT SYSTEM (SPECTRA)	11/284795	11/22/2005

Entegris, Inc.	MAGNETIC FLOW-METER WITH UNIBODY CONSTRUCTION AND CONDUCTIVE POLYMER ELECTRODES	7343817	3/18/2008

Entegris, Inc.	MAGNETIC FLOW-METER WITH UNIBODY CONSTRUCTION AND CONDUCTIVE POLYMER ELECTRODES	7155983	1/2/2007

Entegris, Inc.	Immersion lithography water delivery and removal method (LIQUID LENS)	7443483	10/28/2008

Entegris, Inc.	Low Profile Surface Mount Filter (WAFERGARD)	11/353294	2/10/2006

Entegris, Inc.	Low Impurity Elastomeric Material	12/083570	11/30/2006

Entegris, Inc.	FLOW EQUILIZATION OF A POROUS PAD FORMED ONTO A ROTATABLE BASE	12/095775	6/2/2008

Entegris, Inc.	ATMOSPHERIC PLASMA TREATED PTFE MEMBRANE	12/295727	3/28/2007

Entegris, Inc.	SYSTEM AND METHOD FOR M ULTISTAGE PUMP WITH REDUCED FORM FACTOR	11/602464	11/20/2006

Entegris, Inc.	SYSTEM AND METHOD FOR M ULTISTAGE PUMP WITH REDUCED FORM FACTOR	12/218325	11/20/2006

Entegris, Inc.	I/O INTERFACE SYSTEM AND METHOD FOR A PUMP	11/602449	11/20/2006

Entegris, Inc.	O-RING-LESS LOW PROFILE FITTING AND ASSEMBLY THEREOF (design around 0f Super fitting sold by Nippon Pillar)	11/602513	11/20/2006

Entegris, Inc.	SYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE	11/292559	12/2/2005

Entegris, Inc.	SYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE	11/364286	2/28/2006

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	SYSTEM AND METHOD FOR POSITION CONTROL OF A MECHANICAL PISTON IN A PUMP	11/602485	11/20/2006

Entegris, Inc.	SYSTEM AND METHOD FOR VALVE SEQUENCING IN A PUMP	11/602465	11/20/2006

Entegris, Inc.	ERROR VOLUME SYSTEM AND METHOD FOR A PUMP	11/602507	11/20/2006

Entegris, Inc.	ELECTROSTATIC DISSIPATIVE (ESD) BEHAVIOR OF SINGLE WALL CARBON NANTUBES (SWNT) COMPOSITES	12/087914	7/17/2008

Entegris, Inc.	STAT PRO 3660 FOR TEST SOCKETS	11/371130	3/8/2006

Entegris, Inc.	AUTO RANGING CIRCUIT

Entegris, Inc.	FILTER CARTRIDGE WITH DIFFERENT DRAINAGE LAYERS	12/296302	10/7/2008

Entegris, Inc.	WELDED DIAPHRAGM VALVE	12/160037	1/4/2007

Entegris, Inc.	KINEMATIC COUPLING WITH TEXTURED CONTACT SURFACES (Spectra)	7422107	9/9/2008

Entegris, Inc.	RETICLE POD WITH ISOLATION FRAME	12/088120	9/27/2006

Entegris, Inc.	CONTAINER WITH SHOCK ABSORBING CORNERS	12/278255	2/5/2007

Entegris, Inc.	SYSTEM AND METHOD FOR MULTIPLEXING SETPOINTS	11/365395	3/1/2006

Entegris, Inc.	SYSTEM AND METHOD FOR MULTIPLEXING SETPOINTS	11/386427	3/22/2006

Entegris, Inc.	Filter design with optimized flow path for low pressure drop, low hold up volume, and fast venting (IMPACT Mini)	12/308230	6/13/2007

Entegris, Inc.	Flow Measuring Device Body	12/281941	3/8/2007

Entegris, Inc.	PURIFICATION OF UPW FOR LIQUID IMMERSION LITHOGRAPHY TO PRODUCE LOW LEVEL SILICA USING TYPE 1 STRONG BASE ION EXCHANGE RESIN, MACRORETICULAR RESIN, CHARGED MICROPOROUS MEMBRANE FILTRATION AND ULTRAFILTRATION (LIQUIDLENS)	12/309202	7/18/2007

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Filter apparatus with easy air vent (PROCESSGARD ink jet filter sold to Hitachi)	12/438049	2/14/2009

Entegris, Inc.	Full Rinse Manifold Mixing Valve	12/373840	1/14/2009

Entegris, Inc.	Reusable Resilient Cushion for Wafer Container (ULTRAPAK Edgegard)	12/303789	6/12/2007

Entegris, Inc.	FILTRATION MODULE (Panelgard EX)	11/922551	7/11/2006

Entegris, Inc.	SYSTEMS FOR PURGING RETICLE STORAGE (Clarilite)	12/305895	6/19/2007

Entegris, Inc.	Wafer Cassette	12/307896	7/6/2007

Entegris, Inc.	LITHOGRAPHIC PROJECTION APPARATUS, GAS PURGING METHOD, DEVICE MANUFACTURING METHOD AND PURGE GAS SUPPLY SYSTEM RELATED APPLICATION	12/218091	7/11/2008

Entegris, Inc.	LITHOGRAPHIC PROJECTION APPARATUS, GAS PURGING METHOD, DEVICE MANUFACTURING METHOD AND PURGE GAS SUPPLY SYSTEM RELATED APPLICATION	12/225855	3/28/2007

Entegris, Inc.	FLUID HANDLING DEVICE WITH DIRECTIONALLY-BIASED WETTING SURFACE	12/066945	9/15/2006

Entegris, Inc.	SYSTEM AND METHOD FOR OPERATION OF A PUMP	11/948585	7/30/2007

Entegris, Inc.	Chemical Dilution and Dispense Pump	12/024689	2/1/2008

Entegris, Inc.	RETICLE POD PURGE PORT LOCATION (Clarilite)	12/039700	2/28/2008

Entegris, Inc.	SEMICONDUCTOR FLUID TEMPERATURE SENSORS	12/048881	3/14/2008

Entegris, Inc.	INTELLIGEN MINI NETWORK INTERFACE	12/114414	5/2/2008

Entegris, Inc.	Cleaning Sponge Roller	29/286342	5/2/2007

Entegris, Inc.	Filter Container		1/13/2009

Entegris, Inc.	METHOD OF ATTACHING PFA FILM TO PE FILM (Bag in a Bag in a Bottle Project)	12/200590	8/28/2008

Entegris, Inc.	APPARATUS AND METHOD FOR REDUCING PARTICLE CONTAMINATION IN A VACUUM CHAMBER	12/356818	1/21/2009

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Purge Tower and Getter	61/036353	03/13/2008

Entegris, Inc.	Wafer Carrier Door	29/305320	3/18/2008

Entegris, Inc.	APPARATUS AND METHOD FOR MAKING DILUTE BUBBLE FREE SOLUTIONS OF GAS IN A LIQUID	61/054223	5/19/2008

Entegris, Inc.	APPARATUS AND METHOD FOR MAKING DILUTE BUBBLE FREE SOLUTIONS OF GAS IN A LIQUID	61/082535	7/22/2008

Entegris, Inc.	APPARATUS AND METHOD FOR MAKING DILUTE BUBBLE FREE SOLUTIONS OF GAS IN A LIQUID	61/095230	9/30/2008

Entegris, Inc.	Multi-Purpose System Controller	61/085696	8/1/2008

Entegris, Inc.	Electrostatic chuck with protrusions that distribute chucking force	61/054259	5/19/2008

Entegris, Inc.	Electrostatic chuck with protrusions that distribute chucking force	61/094700	9/5/2008

Poco Graphite, Inc.	TREATED GRAPHITE	61/079999	7/11/2008

Entegris, Inc.	Impact HV		7/14/2008

Poco Graphite, Inc.	HEAT TREATING SILICON CARBIDE ARTICLES	10/846025	5/14/2004

Poco Graphite	CURVED GRAPHITE FURNACE ELEMENTS	6083625	7/4/2000

Poco Graphite	VERTICAL SEMICONDUCTOR WAFER CARRIER WITH SLATS	6171400	1/9/2001

Poco Graphite	VERTICAL SEMICONDUCTOR WAFER CARRIER WITH SLATS	6357604	3/19/2002

Poco Graphite	VERTICAL SEMICONDUCTOR WAFER CARRIER WITH SLATS	6532642	3/18/2003

Poco Graphite	ADJUSTABLE HOT GLASS TRANSFER DEVICE	5741343	4/21/1998

Poco Graphite	ROTATABLE SPUTTER TARGET	6409897	6/25/2002

Poco Graphite	TAKEOUT JAW INSERT AND ASSEMBLY	RE34953	2/26/1991

Grantor	Mark	Application/ Registration No.	Issue Date
Poco Graphite	PROCESS FOR MAKING POROUS GRAPHITE AND ARTICLES PRODUCED THEREFROM	6776936	8/17/2004

Poco Graphite	SYSTEM, METHOD AND APPARATUS FOR CONVERSION BONDING OF PRECURSOR SUBCOMPONENT INTO A UNITARY MONOLITH	11/937626	11/9/2007

Poco Graphite	SYSTEM, METHOD AND APPARATUS FOR DUAL GAS DELIVERY THROUGH A HIGH TEMPERATURE ARTIFACT WITHOUT UNDESIRABLE GAS MIXING	7258137	8/21/2007

Poco Graphite	PROCESS FOR THE MANUFACTURING OF DENSE SILICON CARBIDE	11/170199	6/29/2005

Poco Graphite	SYSTEM, METHOD AND APPARATUS FOR INTERCHANGEABLY ACCOMMODATING BOTH FIXED AND FLOATING TAKEOUT INSERTS	7418834	9/2/2008

Poco Graphite	QUICK CHANGE & ADJUSTABLE STACKER BAR ASSEMBLY	11/384713	3/20/2006

Poco Graphite	SYSTEM, METHOD AND APPARATUS FOR ADJUSTABLE STACKER BAR ASSEMBLY HAVING VERTICLE ACCOMONDATION FEATURES	11/800537	5/7/2007

Poco Graphite	PROCESS FOR MAKING A CARBON FOAM INDUCED BY PROCESS DEPRESSURIZATION (HTC)	6576168	6/10/2003

Entegris, Inc.	System and Method For Making Dilute Bubble Free Solutions of Gas In A Liquid	60/101501	9/30/2008

Entegris, Inc.	A PROCESS TO INCREASE YIELD AND REDUCE DOWN TIME IN SEMICONDUCTOR FABS BY CLEANING EQUIPMENT COMPONENTS USING SUB-APERTURE REACTIVE ATOMIC ETCH	61/059928	6/9/2008

Entegris, Inc.	Improved CMP pad Conditioner	61/143495	1/9/2009

Entegris, Inc.	Microporous Membranes of Ultrahigh Molecular Weight Polyethylene	07/192595	5/9/1989

Entegris, Inc.	Fluorocarbon Membranes and Process for Making Fluorocarbon membranes	07/190285	2/20/1990

Grantor	Mark	Application/ Registration No.	Issue Date
Entegris, Inc.	Fluorocarbon Membranes and Process for Making Fluorocarbon membranes	07/346976	3/6/1990

Entegris, Inc.	Method for Forming Dendritic Metal Particles	08/604811	9/29/1998

SCHEDULE 4

PLEDGED COMPANIES

Name of Pledgor	Name of Pledged Company (Pledgor’s Percentage Ownership)	Number of Shares/Units Issued to Pledgor	Class of Interests	Percentage of Class Pledged		Certificate Nos.
Entegris, Inc.	Entegris International Holdings B.V. (100%)	180 shares (100%)	Share Capital	65%		Not certificated*

Entegris, Inc.	Entegris Pacific Ltd. (100%)	650 shares 350 shares	Common Stock Common Stock	100 100	% %	2 3

Entegris, Inc.	Entegris Asia LLC (100%)	650 units 350 units	LLC member units LLC member units	100 0	% %	1* 2

Entegris, Inc.	Entegris Logistics, Inc. (100%)	1,000 shares	Common Stock	100%		1

Entegris, Inc.	Entegris Materials, Inc. (100%)	1,000 shares	Common Stock	100%		1

Entegris, Inc.	Entegris (Malaysia) Sdn. Bhd. (100%)	30,000,000 shares	Ordinary Shares	65%		8

Entegris, Inc.	Entegris Netherlands, Inc. (100%)	1,000 shares	Common Stock	100%		1

Entegris, Inc.	Poco Graphite Holdings, LLC (100%)	100 units	LLC member units	100%		1

Entegris, Inc.	Entegris Precision Technology Corporation (50%)	6,500,000 shares	Common Stock	100%		2

Entegris Pacific Ltd.	Entegris (Shanghai) Microelectronics Trading Company (100%)	US$200,000	Registered Capital	65%		Not certificated

Name of Pledgor	Name of Pledged Company (Pledgor’s Percentage Ownership)	Number of Shares/Units Issued to Pledgor	Class of Interests	Percentage of Class Pledged		Certificate Nos.
Entegris Pacific Ltd.	Mykrolis (Shanghai) Microelectronics Co., Ltd. (100%)	US$700,000	Registered Capital	65%		Not certificated

Poco Graphite Holdings, LLC	Poco Graphite, Inc. (100%)	10 shares	Common Stock	100%		5

Poco Graphite, Inc.	Poco Graphite International, Inc. (100%)	1,000 shares	Common Stock	100%		3

Poco Graphite, Inc.	Poco Graphite S.A.R.L. (90%)	500 shares	Corporate Capital	65%		Not certificated*

Entegris Asia LLC	Entegris Singapore Pte. Ltd. (100%)	100,000 shares 1 share	Ordinary Shares Ordinary Share	65 0	% %	4 5

Entegris Asia LLC	Entegris Korea Ltd. (100%)	564,839 shares	Common Shares	100%

Pledged shares

Certificates numbered (representing 109,710 shares):

C100011; C100101 – C100107; C101001 – C101009; C110001 – C110010

Certificates numbered (representing 257,435 shares):

C3010005 – C3010008; C4000001 – C4000005; C4000011 –

Name of Pledgor	Name of Pledged Company (Pledgor’s Percentage Ownership)	Number of Shares/Units Issued to Pledgor	Class of Interests	Percentage of Class Pledged	Certificate Nos.

C4000013; C4010001 – C4010004; C1010003 – C1010005; C1001005; C2000101 – C2000102; C2010001 – C2010004; C3010001 – C3010004; C0001001 – C0001002; C0010001 – C0010004; C1000101 –C1000102; C1001001 – C1001004; C1010001–

C1010002

Other shares (not pledged)

C1000103 – C1000108; C1001006; C2001001; C4000006 – C4000009; C4000014 – C4000022; C4001001 –

C4001005; C4010005 – C4010023

Entegris Asia LLC	Entegris Taiwan Technologies Co, Ltd. (100%)	50,000 shares	Common Shares	65%	Not certificated

Name of Pledgor	Name of Pledged Company (Pledgor’s Percentage Ownership)	Number of Shares/Units Issued to Pledgor	Class of Interests	Percentage of Class Pledged	Certificate Nos.
Entegris Asia LLC	Pureline Co., Ltd. (40%)	19,556 shares	Common Stock	100%

Issued 9/19/04:

Certificates numbered 34-100 for 1 share;

Certificate number 9 for 100 shares;

Certificates numbered 58-77 for 500 shares;

Issued 6/23/07:

Certificates numbered 1-87 and 90-91 for 1 share;

Certificates numbered 1-8 for 100 shares; and

Certificates numbered 1-16 for 500 shares

*	Note: In connection with the February 15, 2008 closing, 117 shares (or 65% of the outstanding equity) of Entegris International Holdings B.V. and 650 shares of Entegris Asia LLC, represented by Certificate Number 1, were pledged to, and Certificate Number 1 is held by, the Secured Party. In connection with the August 11, 2008 Poco transaction, 325 shares (or 65% of the outstanding equity) of Poco Graphite S.A.R.L. were pledged to the Secured Party.

SCHEDULE 5

TRADEMARKS

TRADEMARK REGISTRATIONS/APPLICATIONS

Grantor	Mark	Application/ Registration No.	App/Reg Date
Entegris, Inc.	CONNECTOLOGY	2987954	8/23/2005

Entegris, Inc.	ENCOMPASS	2754326	8/19/2003

Entegris, Inc.	FLUOROGARD	2062726	5/20/1997

Entegris, Inc.	I-CU	2776074	10/21/2003

Entegris, Inc.	I-CU	2937699	4/5/2005

Entegris, Inc.	IMPACT	2246593	5/18/1999

Entegris, Inc.	IMPACT	2736648	7/15/2003

Entegris, Inc.	INTELLIGEN	2246592	5/18/1999

Entegris, Inc.	MYKROLIS	2832982	4/13/2004

Entegris, Inc.	OPTIMIZER	2624994	9/24/2002

Entegris, Inc.	PLANARGARD	2280990	9/28/1999

Entegris, Inc.	QUICKCHANGE	2923055	2/1/2005

Entegris, Inc.	RGEN	2652151	11/19/2002

Entegris, Inc.	SOLARIS	3539439	12/2/2008

Entegris, Inc.	WAFERGARD	2972708	7/19/2005

Entegris, Inc.	WAFERGARD	1359089	9/10/1985

Entegris, Inc.	WAFERPURE	1690054	6/2/1992

Entegris, Inc.	RINSEGARD	2855931	6/22/2004

Entegris, Inc.	CHEMLOCK	2796097	12/16/2003

Entegris, Inc.	PHASOR	3209059	2/13/2007

Entegris, Inc.	PHASOR	2757580	8/26/2003

Entegris, Inc.	INTERCEPT	2704811	4/8/2003

Entegris, Inc.	PROTEGO	2849302	6/1/2004

Entegris, Inc.	CHACOLLET	3133696	8/22/2006

Entegris, Inc.	PROCESSGARD	2826559	3/23/2004

Entegris, Inc.	OPTICHEM	2995876	9/13/2005

Entegris, Inc.	LUMINOUSGARD	77/209513	6/19/2007

Grantor	Mark	Application/ Registration No.	App/Reg Date
Entegris, Inc.	PLANARCORE	2974322	7/19/2005

Entegris, Inc.	XCDA	2810790	2/3/2004

Entegris, Inc.	INFINITY GPS	3036149	12/27/2005

Entegris, Inc.	GATE KEEPER	2005969	10/8/1996

Entegris, Inc.	AERONEX	2781845	11/11/2003

Entegris, Inc.	PLANARCAP	3104989	6/13/2006

Entegris, Inc.	ENABLING YIELD	3092715	5/16/2006

Entegris, Inc.	VANTARA	3165579	10/31/2006

Entegris, Inc.	VANTARA	3149103	9/26/2006

Entegris, Inc.	LITHOSCOUT	3152568	10/10/2006

Entegris, Inc.	SENTRY	3381763	2/12/2008

Entegris, Inc.	PUREBOND	3109383	6/27/2006

Entegris, Inc.	PUREBOND	1375854	12/17/1985

Entegris, Inc.	FLUOROPURE	1400346	7/8/1986

Entegris, Inc.	FLUOROWARE	0840431	12/12/1967

Entegris, Inc.	COOLCASE	2938564	4/5/2005

Entegris, Inc.	CRYSTALPAK	1962434	3/12/1996

Entegris, Inc.	FLARETEK	1612936	9/11/1990

Entegris, Inc.	QUIKGRIP	1603754	6/26/1990

Entegris, Inc.	EMPAK	1418384	11/25/1986

Entegris, Inc.	DISKCARE	2732385	7/1/2003

Entegris, Inc.	FLARELOCK	2089727	8/19/1997

Entegris, Inc.	F10 EVO	2805898	1/13/2004

Entegris, Inc.	SMARTSTACK	2823646	3/16/2004

Entegris, Inc.	STAT-PRO	1295784	8/18/1984

Entegris, Inc.	NT	3049573	1/24/2006

Entegris, Inc.	DESIGN ONLY	2632533	10/8/2002

Entegris, Inc.	ACCU - TEK	2916452	1/4/2005

Entegris, Inc.	MAGNAFLO	2259816	7/6/1999

Entegris, Inc.	INTEGRA	1848496	8/9/1994

Grantor	Mark	Application/ Registration No.	App/Reg Date
Entegris, Inc.	AUTOPOD	2487936	9/11/2001

Entegris, Inc.	GALTEK	1203551	8/3/1982

Entegris, Inc.	HOT ZONE	2925269	2/8/2005

Entegris, Inc.	DYMENSION	2821739	3/9/2004

Entegris, Inc.	ESPY	1919424	9/19/1995

Entegris, Inc.	ENTEGRIS	2663647	12/17/2002

Entegris, Inc.	CHIPSENTRY	1547124	7/11/1989

Entegris, Inc.	WAFERCARE	2734998	7/8/2003

Entegris, Inc.	FLUOROLINE	1777873	6/22/1993

Entegris, Inc.	CAPSIL	2139512	2/24/1998

Entegris, Inc.	CLARILITE CERTIFIED	77110097

Entegris, Inc.	DYMAK	2061806	5/13/1997

Entegris, Inc.	SOLOPAK	1760694	3/23/1993

Entegris, Inc.	ATCOR	1300209	10/16/2004

Entegris, Inc.	HYQ	2602711	7/30/2002

Entegris, Inc.	CLARILITE	77/129452	3/13/2007

Entegris, Inc.	TORRENTO	77/146006	4/2/2007

Entegris, Inc.	PLANAREDGE	77/166496	4/26/2007

Entegris, Inc.	ENKIRO	77/339636	11/29/2007

Entegris, Inc.	SILVERSET	77/517718	7/9/2008

Entegris, Inc.	ULTRAPAK	1558035	9/26/1989

Entegris, Inc.	TEGO	77679022	2/26/2009

Poco Graphite, Inc.	EDM-1	3133505	8/22/2006

Poco Graphite, Inc.	EDM-2	3133510	8/22/2006

Poco Graphite, Inc.	EDM-3	3133507	8/22/2006

Poco Graphite, Inc.	EDM-4	3136278	8/29/2006

Poco Graphite, Inc.	EDM-150	3133506	8/22/2006

Poco Graphite, Inc.	EDM-200	3133508	8/22/2006

Grantor	Mark	Application/ Registration No.	App/Reg Date
Poco Graphite, Inc.	EDM-AF5	3136279	8/9/2006

Poco Graphite, Inc.	EDM-C3	3136280	8/29/2006

Poco Graphite, Inc.	EDM-C200	3133509	8/22/2006

Poco Graphite, Inc.	ZEE	3155740	10/17/2006

Poco Graphite, Inc.	FABMATE	1646466	5/28/1991

Poco Graphite, Inc.	FABMATE	1617340	10/16/1990

Poco Graphite, Inc.	GLASSMATE	1458022	9/22/1987

Poco Graphite, Inc.	SUPERSIC	1762413	4/6/1993

Poco Graphite, Inc.	POCOFOAM THERMAL MANAGEMENT MATERIALS	2737471	7/15/2003

Poco Graphite, Inc.	POCOFOAM	2553822	3/26/2002

Poco Graphite, Inc.	POCO	2179828	8/11/1998

Poco Graphite, Inc.	POCO	2177811	8/4/1998

Poco Graphite, Inc.	POCO	2177776	8/4/1998

TRADE NAMES

Entegris

Poco Graphite

COMMON LAW TRADEMARKS

26th Wafer™

Accuflo™ metering valves

AluMax™ coatings

Alumax MDM™ coatings

Black Beauty™ and Surmet Black Beauty™ coatings

Borotex™ coatings

Chambergard™ diffuser

ChemFlo™ tubing

Chemgard™ housings

Chem-Line™ filters

Chempure™ purifiers

ChipGuard™ tray inserts

Clarilite reticle haze systems and services

Clarilite Certified reticle haze system components and services

C-max™ coatings

Concept to commercialization(SM)

Coolcase™ front opening unified pod

Design to startup to superior performance(SM)

Disk Delivery™ Systems and Services

DiskGuard™ 3000 CF polyetheretherketone material

Dust Free™ ultra high purity silicon coatings

Embedded Diagnostics™

Enkiro™ filters

EPOD™ rental services

Etchgard™ filters

Extraction™ filter system and filter housing

FabFit™ wafer shipping box

FlareMount™ sealing technology

Fluorex™ filters

Fluoro-Inline™ filters

Fluoroline™ filters

FluoroStat™ topical coating for static charge protection

Gasketgard™ inline gasket filters

Gold™ and Surmet Gold™ coatings

Guardian™ cartridge filters

Infinity™ gas purification system

i-Tray™ design software

Kaptura™ filters

Linegard™ filters

LiquidLens™ UPW systems

Lithoscout™ analyzers

Luminousgard™ sampling system

Microgard™ filters

Microgard Minichem™ filters

Minipure™

Optics™ purifier

Panelgard™ cartridge filters

Photo 250™ dispense

Photo-Cool™ dispense

PI-250™ cartridge filter

Planaredge™ retaining rings

Pumpgard™ filters

Pure Copper™

Purigard™

Q4000™ manifold valves

Quick Release™ valve

Reactive Micro Matrix™ purification system

RMM™ purification system

RSP3™ purge systems and reticle pods

Sentry™ quick connect systems

SilicoMax™ coatings

Spectra™ wafer carrier

SpinDisc™

SurfaceLine™ filters

Tera™ seal

TestGuard™ material

Thermogard™ filters

Thermogard X™ heat exchangers

Torrento™ filters

Trackgard™

TranSiMax™ coatings

U-Line™ housing

UltraC-HT™ coatings

Unigard™ filters

Vantara™ sampling system

VaporSorb™ chemical filters

Wafershield™ material

Waferstream™ wafer shipping products

Weld-in-Place™ equipment

Zintek™ material

Ziramic™ coatings

SCHEDULE 6

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 7

LIST OF UCC FILING JURISDICTIONS

Grantor	Jurisdiction
Entegris, Inc.	Delaware

Poco Graphite, Inc.	Delaware

Entegris Pacific Ltd.	Delaware

Entegris Asia LLC	Delaware

Entegris Logistics, Inc.	Delaware

Entegris Materials, Inc.	Delaware

Poco Graphite Holdings, LLC	Delaware

Poco Graphite International, Inc.	Delaware

Entegris Netherlands, Inc.	Minnesota

SCHEDULE 8

CONSENTS AND APPROVALS

None.

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made as of March 2, 2009, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Bank Group and the Bank Product Providers (together with its successors, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Entegris, Inc., a Delaware corporation, and Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers” and each individually, a “Borrower”), the lenders party thereto as “Banks” (“Banks”), and Agent, the Bank Group is willing to make certain financial accommodations available to Borrowers pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Bank Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Bank Group and the Bank Product Providers, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Bank Group and the Bank Product Providers, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses (other than those excluded from the definition of Collateral) to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to the Agent, the Bank Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an bankruptcy or insolvency proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to the Agent, for the benefit of the Bank Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give the Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Grantors hereby authorize the Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION. Unless the context of this Copyright Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Loan Document refer to this Copyright Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ENTEGRIS, INC.

By:
Name:
Title:

POCO GRAPHITE, INC.

By:
Name:
Title:

ENTEGRIS PACIFIC LTD.

By:
Name:
Title:

ENTEGRIS ASIA LLC

By:
Name:
Title:

ENTEGRIS LOGISTICS, INC.

By:
Name:
Title:

ENTEGRIS MATERIALS, INC.

By:
Name:
Title:

POCO GRAPHITE HOLDINGS, LLC

By:
Name:
Title:

POCO GRAPHITE INTERNATIONAL, INC.

By:
Name:
Title:

ENTEGRIS NETHERLANDS, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Copyright	Registration No.	Registration Date

Copyright Licenses

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made as of March 2, 2009, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Bank Group and the Bank Product Providers (together with its successors, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Entegris, Inc., a Delaware corporation, and Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers” and each individually, a “Borrower”), the lenders party thereto as “Banks” (“Banks”), and Agent, the Bank Group is willing to make certain financial accommodations available to the Borrowers pursuant to the terms and conditions thereof; and

WHEREAS, the members of Bank Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to the Agent, for the benefit of the Bank Group and the Bank Product Providers, that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Agent, for the benefit of the Bank Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses (other than those excluded from the definition of Collateral) to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to the Agent, the Bank Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an bankruptcy or insolvency proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Agent, for the benefit of the Bank Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize the Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ENTEGRIS, INC.

By:
Name:
Title:

POCO GRAPHITE, INC.

By:
Name:
Title:

ENTEGRIS PACIFIC LTD.

By:
Name:
Title:

ENTEGRIS ASIA LLC

By:
Name:
Title:

ENTEGRIS LOGISTICS, INC.

By:
Name:
Title:

PATENT SECURITY AGREEMENT

ENTEGRIS MATERIALS, INC.

By:
Name:
Title:

POCO GRAPHITE HOLDINGS, LLC

By:
Name:
Title:

POCO GRAPHITE INTERNATIONAL, INC.

By:
Name:
Title:

ENTEGRIS NETHERLANDS, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

PATENT SECURITY AGREEMENT

SCHEDULE I

TO

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS/APPLICATIONS

Grantor	Mark	Application/ Registration No.	App/Reg Date

PATENT SECURITY AGREEMENT

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of [            ], is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March 2, 2009, (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to Wells Fargo Bank, National Association, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or the Credit Agreement. The undersigned hereby agrees that the additional interests listed on Schedule I to this Pledged Interests Addendum shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title:

PLEDGED INTERESTS ADDENDUM

SCHEDULE I

TO

PLEDGED INTERESTS ADDENDUM

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

PLEDGED INTERESTS ADDENDUM

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made as of March 2, 2009, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, in its capacity as Agent for the Bank Group and the Bank Product Providers (together with its successors, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Entegris, Inc., a Delaware corporation, and Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers” and each individually, a “Borrower”), the lenders party thereto as “Banks” (“Banks”) and the Agent, the Bank Group is willing to make certain financial accommodations available to Borrowers pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Bank Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to the Agent, for the benefit of Bank Group and the Bank Product Providers, that certain Security Agreement dated of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Agent, for the benefit of Bank Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

8. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.

9. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to the Agent, for the benefit of the Bank Group and the Bank Product Providers, a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses (other than those excluded from the definition of Collateral) to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing;

(d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(e) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

10. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to the Agent, the Bank Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an bankruptcy or insolvency proceeding involving any Grantor.

11. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Agent, for the benefit of the Bank Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

12. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to the Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize the Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

13. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

14. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ENTEGRIS, INC.

By:
Name:
Title:

POCO GRAPHITE, INC.

By:
Name:
Title:

ENTEGRIS PACIFIC LTD.

By:
Name:
Title:

ENTEGRIS ASIA LLC

By:
Name:
Title:

ENTEGRIS LOGISTICS, INC.

By:
Name:
Title:

TRADEMARK SECURITY AGREEMENT

ENTEGRIS MATERIALS, INC.

By:
Name:
Title:

POCO GRAPHITE HOLDINGS, LLC

By:
Name:
Title:

POCO GRAPHITE INTERNATIONAL, INC.

By:
Name:
Title:

ENTEGRIS NETHERLANDS, INC.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

TRADEMARK SECURITY AGREEMENT

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses

TRADEMARK SECURITY AGREEMENT

ANNEX 1

TO

SECURITY AGREEMENT

FORM OF SUPPLEMENT

Supplement No.              (this “Supplement”) dated as of                         , to the Security Agreement dated as of March 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Bank Group and the Bank Product Providers (together with the successors, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Entegris, Inc., a Delaware corporation, and Poco Graphite, Inc., a Delaware corporation (collectively, the “Borrowers” and each individually, a “Borrower”), the lenders party thereto as “Banks” (“Banks”), and the Agent, the Bank Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Bank Group to make certain financial accommodations to Borrowers; and

WHEREAS, subject to the provisions of Section 5.14 of the Credit Agreement, new direct or indirect Domestic Subsidiaries of any Borrower, must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of the Agent, for the benefit of the Bank Group and the Bank Product Providers;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

15. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Bank Group and the Bank Product Providers, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Copyrights”, Schedule 2, “Intellectual Property Licenses”, Schedule 3, “Patents”, Schedule 4, “Pledged Companies”, Schedule 5, “Trademarks”, Schedule 6, “Commercial Tort Claims,” and Schedule 7, “List of UCC Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6 and Schedule 7 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

16. Each New Grantor represents and warrants to the Agent, the Bank Group and the Bank Product Providers that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

17. Each New Grantor which is a party hereto hereby appoints the Company as its attorney-in-fact to take all actions, give all notices, bind such Subsidiaries and give all acquittances as its Loan Party Representative as set forth in (and as defined in) Section 9.17 of the Credit Agreement, as if such Subsidiary were a party to the Credit Agreement for purposes of making such appointment.

18. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

19. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

20. This Supplement shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT J

BORROWING BASE CERTIFICATE

COMMERCIAL LOANS	WELLS FARGO BANK N.A.

COLLATERAL SUMMARY AND RECONCILIATION COVERING COLLATERAL ACTIVITY FOR THE PERIOD

FROM: January 31, 2009                TO :                N/A-Opening BBC

THE FOLLOWING IS SUBMITTED AS A RECONCILIATION OF THE CURRENT AGING TO THAT OF THE PREVIOUS MONTH

		CC1000-Entegris, Inc	CC2070-ESC	CC2080-Poco Gr
1.	PREVIOUS ACCOUNTS RECEIVABLE AGING BALANCE:
	(External A/R only-Does not include intercompany balances)	$10,726,895.00	$658,827.00	$6,061,662.00
2.	ADD: GROSS INVOICES	$—	$—	$—
	DEDUCT: CREDIT MEMOS	$—	$—	$—
3.	DEDUCT: CASH RECEIPTS	$—	$—	$—
	DEDUCT: DISCOUNTS	$—	$—	$—
4.	JOURNAL ENTRIES:
	DEBITS (REFUNDS & OTHER ADJUSTMENTS; DESCRIBE)	$—	$—	$—
	CREDITS (WRITE OFFS, ETC )	$—	$—	$—
	OTHER CREDIT ADJUSTMENTS (DESCRIBE)	$—	$—	$—
5.	A/R CONTROL BALANCE (SUM OF LINES 1 THROUGH 4)	$9,188,729.00	$399,117.00	$6,031,726.00
6a.	GENERAL LEDGER BALANCE (Provide Reconciliation if GL or Aging don’t match the rollforward)	$9,188,729.00	$399,117.00	$6,031,726.00
6b.	CURRENT ACCOUNTS RECEIVABLE AGING:	$9,188,729.00	$399,117.00	$6,031,726.00
7.	LESS: INELIGIBLE RESERVE PER EXHIBIT 1	$998,658.00	$50,000.00	$590,961.00
8.	NET ELIGIBLE ACCOUNTS RECEIVABLE (Line 5 minus Line 7)	$8,190,071.00	$349,117.00	$5,440,765.00
9.	AVAILABLE ADVANCE ON ACCOUNTS RECEIVABLE	$6,552,056.80	$279,293.60	$4,352,612.00
	80% OF LINE 8
10.	TOTAL INVENTORY, PER EXHIBIT 1	$38,303,915.00	$921,506.00	$28,838,660.00
11.	LESS: INVENTORY INELIGIBLE, PER EXHIBIT 1	$13,537,244.00	$553,642.00	$14,035,828.00
12.	NET ELIGIBLE INVENTORY (LINE 10 LESS LINE 11)	$24,766,671.00	$367,864.00	$14,802,832.00
13.	AVAILABLE ADVANCE ON INVENTORY:	$11,145,001.95	$165,538.80	$6,661,274.40
	45% OF LINE 13
14.	NET FIXED ASSETS (LIST ANY INELIGIBLE ON EXHIBIT 1)	$58,673,969.00	$762,239.00	$34,282,409.00
14.a	50% OF LINE 14	$29,336,984.50	$381,119.50	$17,141,204.50
15.	OVERADVANCE BASKET	$65,000,000.00
16.	LESS: EXTRAORDINARY RECEIPTS, PER EXHIBIT 1	$—
17.	AVAILABLE OVERADVANCE BASKET	$65,000,000.00
18.	LESS: COLLATERAL ACCESS RESERVE	$2,000,000.00
	(To Be implemented in 60 days)
19.	MAXIMUM BORROWING BASE (A/R, INV., FIXED ASSETS, AND OVERADVANCE)		$139,015,086.05
	(LINE 9 PLUS LINE 13 PLUS 14a PLUS 17 MINUS 18)
20	LESS: OUTSTANDING LOAN BALANCE AS OF END OF MONTH		$139,000,000.00
21	AVAILABILITY(OVERADVANCE) LINE 19 MINUS LINE 20				$15,086.05

THE ABOVE ACCOUNTS, INVENTORY, and FIXED ASSETS ARE ASSIGNED TO WELLS FARGO BANK N.A, as AGENT AND A SECURITY INTEREST GRANTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXISTING CONTINUING SECURITY AGREEMENT AND MORTGAGES BETWEEN THE UNDERSIGNED AND WELLS FARGO BANK N.A. AS AGENT AND THE BANKS AS DEFINED IN THE AMENDED AND RESTATED CREDIT AGREEMENT TO WHICH REFERENCE IS MADE. WE HEREBY CERTIFY THAT THE FOREGOING IS TRUE AND CORRECT IN ALL PARTICULARS AND THE ASSETS DESCRIBED ABOVE AS COLLATERAL FOR LOANS REPRESENT ASSETS WHICH CONFORM TO ALL REPRESENTATIONS AND WARRANTIES SET FORTH IN SAID AGREEMENT.

BY: AUTHORIZED SIGNATURE		NOTE: LINES 2 THROUGH 4 OF THIS BORROWING BASE CERTIFICATE SHALL NOT BE REQUIRED TO BE COMPLETED AT ANY TIME PRIOR TO THE OCCURRENCE OF AN MPT EVENT
Entegris, Inc, on behalf of the Borrowers

TITLE:	DATE:

Wells Fargo-Confidential Internal Use Only

ASSET-BASED COMMERCIAL LOANS

EXHIBIT 1 TO BORROWING BASE CERTIFICATE DATED:

INELIGIBLE ACCOUNTS RECEIVABLE:

	CC1000-	CC2070-	CC2080-
	Entegris, Inc	ESC	Poco Gr
Past Due Over 120 Days from invoice date	$100,000.00	$50,000.00	$200,000.00
25%-Cross Aging	$—	$—	$—
Account Debtor Concentrations Over 25% of all Eligible Accounts	$—	$—	$—
Contra accounts in excess of $200,000 in the aggregate	$—	$—	$—
Government Accounts in excess of $200,000 in the aggregate	$—	$—	$—
Foreign Accounts in excess of $3,000,000 in the aggregate	$694,227.00	$—	$284,506.00
Consignment Accounts or guaranteed sale arrangements	$—	$—	$—
Accounts not payable in US dollars	$—	$—	$—
A/R owing from an affiliate or any Borrower	$—	$—	$—
Prebilled Accounts in excess of $200,000 in the aggregate	$—	$—	$—
Accounts deems uncollectable due to the Account Debtor’s financial condition under Agents Permitted Discretion	$204,431.00	$—	$106,455.00
Accounts that are not subject to Agent’s valid and perfected first priority lien	$—	$—	$—
TOTAL INELIGIBLE (Transfer to Line 7 of Certificate)	$998,658.00	$50,000.00	$590,961.00

INVENTORY:
Raw Materials	$13,654,350.00	$283,480.00	$5,162,982.00
WORK IN PROCESS	$8,897,612.00	$553,642.00	$12,097,850.00
FINISHED GOODS	$15,751,953.00	$84,384.00	$11,577,828.00

TOTAL INVENTORY: (Transfer to Line 10 of Certificate)	$38,303,915.00	$921,506.00	$28,838,660.00

INELIGIBLE INVENTORY:
Borrower does not have good, valid and marketable title	$—	$—	$—
Intransit or not located in U.S. at a non-disclosed location	$105,992.00		$625,078.00
not subject to Agent’s Valid perfected first priority lien	$—	$—	$—
Returned or Rejected by the Borrower’s customer	$—	$—	$—
Obsolete, slow-moving	$3,539,657.00	$—	$1,179,599.00
Work in process	$8,897,612.00	$553,642.00	$12,097,850.00
Spare Parts / Supplies / Bill and Hold Goods / Defective or “Seconds”	$293,165.00	$—	$—
Inventory Acquired on Consignment	$—	$—	$—
Inventory Placed on Consignment > $1,500,000	$700,818.00	$—	$133,301.00
TOTAL INELIGIBLE INVENTORY: (Transfer to Line 11 of Certificate)	$13,537,244.00	$553,642.00	$14,035,828.00
	$24,766,671.00	$367,864.00	$14,802,832.00

NET FIXED ASSETS	$58,673,969.00	$762,239.00	$34,282,409.00
	$—	$—	$—
LESS INELIGIBLES	$—	$—	$—
	$—	$—	$—
	$—	$—	$—
	$—	$—	$—
	$—	$—	$—
	$—	$—	$—
	$—	$—	$—
ELIGIBLE NET FIXED ASSETS (Transfer to Line 14 of Certificate)	$58,673,969.00	$762,239.00	$34,282,409.00
EXTRAORDINARY RECEIPTS
		$—
		$—
		$—
		$—
		$—
		$—
		$—
		$—
TOTAL EXTRAORDINARY RECEIPTS (Transfer to Line 16 of Certificate)		$—

Schedule 1.1.1

EXISTING LETTERS OF CREDIT

Entegris, Inc. Letters of Credit:

1.	Wells Fargo Letter of Credit Number: 593235

Amount of Letter of Credit: $250,000

Purpose of Letter of Credit: Issued to landlord of Billerica, MA facility

2.	Wells Fargo Letter of Credit Number: 594285

Amount of Letter of Credit: $125,000

Purpose of Letter of Credit: Issued to former casualty insurer, Zurich Insurance

3.	Wells Fargo Letter of Credit Number: 626218

Amount of Letter of Credit: $499,199

Purpose of Letter of Credit: Issued to Poco’s former casualty insurer, Hartford Insurance

Schedule 1.1.2

REVOLVING COMMITMENTS AND PERCENTAGES

Bank:	Revolving Commitment:	Percentage:
Wells Fargo Bank, National Association	$32,608,695.65	21.7391304%
Citibank NA	$22,826,086.96	15.2173913%
RBS Citizens, National Association	$22,826,086.96	15.2173913%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$16,304,347.83	10.8695652%
JPMorgan Chase Bank, N.A.	$16,304,347.83	10.8695652%
National City Bank	$16,304,347.83	10.8695652%
U.S. Bank National Association	$13,043,478.26	8.6956522%
Comerica Bank	$9,782,608.70	6.5217391%

Total:	$150,000,000.00	100.0000000%

Schedule 2.21

CASH MANAGEMENT BANKS

Wells Fargo, National Association

Comerica Securities, Inc.

COMERICA BANK

RBS Citizens, National Association

ABN AMRO Bank N.V.

Commerz Bank

Schedule 4.4

SUBSIDIARIES AND AFFILIATES

Wholly-Owned Subsidiaries

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Entegris Pacific Ltd.	Delaware	1,000 Shares (Common Stock)	Entegris, Inc.	100%

Entegris Asia LLC	Delaware	1,000 Units (LLC Units)	Entegris, Inc.	100%

Entegris Logistics, Inc.	Delaware	1,000 Shares Common Stock	Entegris, Inc.	100%

Entegris Materials, Inc.	Delaware	1,000 Shares (Common Stock)	Entegris, Inc.	100%

Poco Graphite Holdings, LLC	Delaware	100 Units (LLC Units)	Entegris, Inc.	100%

Entegris Netherlands, Inc.	Minnesota	1,000 Shares (Common Stock)	Entegris, Inc.	100%

Poco Graphite, Inc.	Delaware	10 Shares (Common Stock)	Poco Graphite Holdings, LLC	100%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Poco Graphite International, Inc.	Delaware	1,000 Shares (Common Stock)	Poco Graphite, Inc.	100%

Entegris International Holdings B.V.	The Netherlands	180 Shares (Share Capital)	Entegris, Inc.	100%

Entegris GmbH	Germany	1 Share with nominal value of DEM 90,100 1 Share with nominal value of DEM 810,900	Entegris, Inc. Entegris International Holdings B.V.	10 90	% %

Entegris (Shanghai) Microelectronics Trading Company Limited	People’s Republic of China	US$200,000 (Registered Capital)	Entegris Pacific Ltd.	100%

Mykrolis (Shanghai) Microelectronics Co., Ltd.*	People’s Republic of China	US$700,000 (Registered Capital)	Entegris Pacific Ltd.	100%

Poco Graphite S.A.R.L.	France	450 Shares 50 Shares (Corporate Capital)	Poco Graphite, Inc. Poco Graphite International, Inc.	90 10	% %

Entegris Singapore Pte. Ltd.	Singapore	100,001 Shares (Ordinary Shares)	Entegris Asia LLC	100%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Entegris Taiwan Technologies Co., Ltd.	Taiwan	50,000 Shares (Common Shares)	Entegris Asia LLC	100%

Entegris (Malaysia) Sdn. Bhd.	Malaysia	30,000,000 Shares (Ordinary Shares)	Entegris, Inc.	100%

Entegris Korea Ltd.	Korea	564,839 Shares (Common Shares)	Entegris Asia LLC	100%

Entegris (UK) Limited	UK	182,001 Shares (Ordinary Shares)	Entegris International Holdings B.V.	100%

Entegris Ireland Limited	Ireland	2 Shares (Ordinary Shares)	Entegris International Holdings B.V.	100%

Mykrolis Ireland Limited**	Ireland	12 Shares (Ordinary Shares)	Entegris International Holdings B.V.	100%

Entegris SAS	France	155,155 Shares (Common Shares)	Entegris International Holdings B.V.	100%

Entegris Cleaning Process (ECP) SAS	France	231,259 Shares (Common Shares)	Entegris International Holdings B.V.	100%

Entegris Israel, Ltd.	Israel	2,000 Shares (Ordinary Shares)	Entegris International Holdings B.V.	100%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Entegris Materials Integrity India Private Limited	India	800,000 Shares (Equity Shares)	Entegris International Holdings B.V.	100%

Nihon Entegris K.K.	Japan	1,640,000 Shares	Entegris International Holdings B.V.	100%

Entegris Pte. Ltd.	Singapore	2 Shares (Ordinary Shares)	Entegris Singapore Pte. Ltd.	100%

*	Entegris is in the process of deregistering Mykrolis (Shanghai) Microelectronics Co., Ltd. in Shanghai.

**	Entegris is in the process of striking off this entity in Ireland.

Affiliates

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
KMC K.K.	Japan	720 Shares (Capital Shares)	Entegris International Holdings B.V.	40%

American Membrane Corporation	Michigan	7,800 Shares (Common Stock)	Entegris Pacific Ltd.	13%

Separation Kinetics, Inc.	Minnesota	250,000 Shares (Preferred Stock)	Entegris, Inc.	22%

Integrated Materials, Inc.	Delaware	4,170,035 Shares (Preferred Stock)	Entegris Materials, Inc.	14%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Pureline Co., Ltd.	Korea	19,556 Shares (Common Stock)	Entegris Asia LLC	40%
Entegris Precision Technology Corporation	Taiwan	6,500,000 Shares (Common Stock)	Entegris, Inc.	50%

Schedule 4.6

LITIGATION

On March 3, 2003 the Company’s predecessor, Mykrolis Corporation, filed a lawsuit against Pall Corporation in the United States District Court for the District of Massachusetts alleging infringement of two of the Company’s U.S. patents by certain fluid separation systems and related assemblies used in photolithography applications manufactured and sold by the defendant. The Company’s lawsuit also sought a preliminary injunction preventing the defendant from the manufacture, use, sale, offer for sale or importation into the U.S. of any infringing product. On April 30, 2004, the Court issued a preliminary injunction against Pall Corporation and ordered Pall to immediately stop making, using, selling, or offering to sell within the U.S., or importing into the U.S., its PhotoKleen EZD-2 Filter Assembly products or “any colorable imitation” of those products. On January 18, 2005, the Court issued an order holding Pall Corporation in contempt of court for the violation of the preliminary injunction and ordering Pall to disgorge all profits earned from the sale of its PhotoKleen EZD-2 Filter Assembly products and colorable imitations thereof from the date the preliminary injunction was issued through January 12, 2005. In addition, Pall was also ordered to reimburse Mykrolis for certain of its attorney’s fees associated with the contempt and related proceedings. The Court’s order also dissolved the preliminary injunction, effective January 12, 2005, based on certain prior art cited by Pall which it alleged raised questions as to the validity of the patents in suit. On February 17, 2005, the Company filed notice of appeal to the U.S. Circuit Court of Appeals for the Federal Circuit appealing the portion of the Court’s order that dissolved the preliminary injunction and Pall filed a notice of appeal to that court with respect to the finding of contempt and the award of attorneys’ fees. On June 13, 2007 the Court of Appeals issued an opinion dismissing Pall’s appeal for lack of jurisdiction and affirming the District Court’s order dissolving the preliminary injunction.

On April 6, 2006 the Company filed a lawsuit against Pall Corporation in the United States District Court for the District of Massachusetts alleging infringement of the Company’s newly issued U.S. patent No. 7,021,667 by certain filter assembly products used in photolithography applications that are manufactured and sold by the defendant. The Company’s lawsuit also seeks a preliminary injunction preventing the defendant from the manufacture, use, sale, offer for sale or importation into the U.S. of the infringing products. On October 23, 2006 the Company’s motion for preliminary injunction was argued before the court. On March 31, 2008 the court issued an order denying the Company’s motion for a preliminary injunction. On August 23, 2006 the Company filed a lawsuit against Pall Corporation in the United States District Court for the District of Massachusetts alleging infringement of the Company’s newly issued U.S. patent No. 7,037,424 by certain fluid separation modules and related separation apparatus, including the product known as the EZD-3 Filter Assembly, used in photolithography applications that are manufactured and sold by the defendant. It is believed that the EZD-3 Filter Assembly was introduced into the market by the defendant in response to the action brought by the Company in March of 2003 as described above. On May 5, 2008, the court issued an order consolidating this case with the two cases described in the preceding paragraphs for purposes of discovery; these cases are currently in the discovery stage.

As previously disclosed, on December 16, 2005 Pall Corporation filed suit against the Company in U.S. District Court for the Eastern District of New York alleging patent infringement. Specifically, the suit alleges infringement of two of plaintiff’s patents by one of the Company’s gas filtration products and by the packaging for certain of the Company’s liquid filtration products. Both products and their predecessor products have been on the market for a number of years. The Company intends to vigorously defend this suit and believes that it will ultimately prevail. This case is currently awaiting a hearing before the court for claim construction of the patents in suit.

On May, 4, 2007 Pall Corporation filed a lawsuit against the Company in the U.S. District Court for the Eastern District of New York alleging patent infringement. Specifically, the suit alleges that certain of the Company’s point-of-use filtration products infringe a newly issued Pall patent, as well as three older Pall patents. Pall’s action, which relates only to the U.S., asserts that “on information and belief” the Company’s Impact 2 and Impact Plus point-of-use photoresist filters infringe a patent issued to Pall on March 27, 2007, as well as three older patents. The Company intends to vigorously defend this suit and believes that it will ultimately prevail. This case is currently in the discovery stage.

The Company completed the acquisition of Poco Graphite Holdings, LLC (“Poco”) on August 11, 2008. On October 24, 2008, Poco filed a Revised Voluntary Self Disclosure with the Director of the Office of Export Enforcement of the Bureau of Industry and Security of the Department of Commerce pursuant to §764.5 of the Export Administration Regulations with respect to numerous exports of graphite by Poco which were potentially controlled under Export Classification Number 1C107 of the BIS Commerce Control List. This document was a revised version of a pre-acquisition Voluntary Self Disclosure filed by Poco on March 3, 2008. Any potential liabilities with respect to the exports described in this document are the subject of specific escrow provisions contained in the Agreement and Plan of Merger, dated July 13, 2008, providing for the acquisition of Poco by the Company.

In addition, from time to time, the Company is a party to various legal proceedings arising in the ordinary course of our business. The Company does not believe that these proceedings individually or in the aggregate will have a material adverse effect on our financial condition, results of operations or cash flows.

Schedule 4.12

ENVIRONMENTAL COMPLIANCE

The Company is aware of four separate spills of Trans-1.2 Dichloroethylene (CAS #156-60-5) at its Bedford facility since 9/30/05. A Response Action Outcome has been submitted by a Massachusetts Licensed Site Professional for each such instance. The Company is also aware of a small spill of a biocide at its 3500 Lyman Boulevard, Chaska, Minnesota plant, on December 16, 2008. The spill was reported to the Minnesota Pollution Control Agency (MPCA). The MPCA has not taken any action with respect to the spill.

Schedule 4.15

DISTRIBUTION AGREEMENTS

1.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Malaysia Sdn. Bhd. effective November 28, 2005.

2.	Distribution Agreement by and between Entegris Asia LLC and Entegris (UK) Limited effective January 1, 2006.

3.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Asia LLC effective January 1, 2006.

4.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris (Shanghai) Microelectronics Trading Co. Ltd. effective January 1, 1006.

5.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris SAS effective January 1, 2006.

6.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris GmbH effective January 1, 2006.

7.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Ireland Limited effective January 1, 2006.

8.	Distribution Agreement by and between Nihon Entegris, K.K. and Entegris Israel, Ltd. effective February 1, 2007.

9.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Korea Ltd. effective January 1, 2006.

10.	Distribution Agreement by and between Entegris, Inc. and Entegris Ireland Limited effective January 1, 2006.

11.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Malaysia Sdn. Bhd. effective November 28, 2005.

12.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Singapore Pte. Ltd. effective January 1, 2006.

13.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris (UK) Limited effective January 1, 2006.

14.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris, Inc. effective January 1, 2006.

15.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris SAS effective January 1, 2006.

16.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris GmbH effective January 1, 2006.

17.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Ireland Limited effective January 1, 2006.

18.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Israel, Ltd. effective February 1, 2007.

19.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Nihon Entegris Kabushiki Kaisha effective January 1, 2006.

20.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris (UK) Limited effective January 1, 2006.

21.	Distribution Agreement by and between Poco Graphite, Inc. and Nihon Entegris KK effective January 1, 2009.

22.	Distribution Agreement by and between ZenPure Corporation and Entegris, Inc. effective June 8, 2006.

23.	Distribution Agreement by and between Entegris, Inc. and Entegris SAS effective January 1, 2006.

24.	Distribution Agreement by and between Entegris, Inc. and Entegris GmbH effective January 1, 2006.

25.	Distribution Agreement by and between Entegris, Inc. and Entegris Israel, Ltd. effective February 1, 2007.

26.	Distribution Agreement by and between Entegris, Inc. and Entegris (UK) Limited effective January 1, 2006.

27.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris (UK) Limited effective January 1, 2006.

28.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Asia LLC effective January 1, 2006.

29.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Singapore Pte. Ltd. effective January 1, 2006.

30.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Korea Ltd. effective January 1, 2006.

31.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Nihon Entegris Kabushiki Kaisha effective January 1, 2006.

32.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris Ireland Limited effective January 1, 2006.

33.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris GmbH effective January 1, 2006.

34.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris SAS effective January 1, 2006.

35.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris (Shanghai) Microelectronics Trading Co. Ltd. effective January 1, 2006.

36.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris, Inc. effective January 1, 2006.

37.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris (UK) Limited effective January 1, 2006.

38.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Asia LLC effective January 1, 2006.

39.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Singapore Pte. Ltd. effective January 1, 2006.

40.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Malaysia Sdn. Bhd. effective January 1, 2006.

41.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Malaysia Sdn. Bhd. effective November 28, 2005.

42.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Korea Ltd. effective January 1, 2006.

43.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris Ireland Limited effective January 1, 2006.

44.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris GmbH effective January 1, 2006.

45.	Distribution Agreement by and between Nihon Entegris Kabushiki Kaisha and Entegris SAS effective January 1, 2006.

46.	Distribution Agreement by and between Entegris Asia LLC and Entegris (Shanghai) Microelectronics Trading Co. Ltd. effective January 1, 2006.

47.	Distribution Agreement by and between Entegris Asia LLC and Entegris Malaysia Sdn. Bhd. effective January 1, 2006.

48.	Distribution Agreement by and between Entegris Asia LLC and Entegris Korea Ltd. effective January 1, 2006.

49.	Distribution Agreement by and between Entegris, Inc. and Entegris Ireland Limited effective January 1, 2006.

50.	Distribution Agreement by and between Entegris Asia LLC and Entegris Ireland Limited effective January 1, 2006.

51.	Distribution Agreement by and between Entegris Asia LLC and Entegris GmbH effective January 1, 2006.

52.	Distribution Agreement by and between Entegris Asia LLC and Entegris SAS effective January 1, 2006.

53.	Distribution Agreement by and between Entegris, Inc. and Entegris Asia LLC effective June 8, 2006.

54.	Distribution Agreement by and between Entegris, Inc. and Entegris GmbH effective January 1, 2006.

55.	Distribution Agreement by and between Entegris, Inc. and Entegris SAS effective January 1, 2006.

56.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris (Shanghai) Microelectronics Trading Co. Ltd. effective January 1, 2006.

57.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris, Inc. effective January 1, 2006.

58.	Distribution Agreement by and between Entegris Malaysia Sdn. Bhd. and Entegris, Inc. effective January 1, 2006.

59.	Distribution Agreement by and between Entegris, Inc. and Nihon Entegris Kabushiki Kaisha effective January 1, 2006.

60.	Distribution Agreement by and between Entegris, Inc. and Entegris (UK) Limited effective January 1, 2006.

61.	Distribution Agreement by and between Entegris, Inc. and Entegris Asia LLC effective January 1, 2006.

62.	Distribution Agreement by and between Entegris, Inc. and Entegris Singapore Pte. Ltd. effective January 1, 2006.

63.	Distribution Agreement by and between Entegris, Inc. and Entegris (Shanghai) Microelectronics Trading Co. effective January 1, 2006.

64.	Distribution Agreement by and between Entegris Asia LLC and Nihon Entegris Kabushiki Kaisha effective January 1, 2006.

65.	Distribution Agreement by and between Entegris Asia LLC and Entegris (UK) Limited effective January 1, 2006.

66.	Distribution Agreement by and between Entegris, Inc. and Entegris Malaysia Sdn. Bhd. effective November 28, 2005.

67.	Distribution Agreement by and between Entegris, Inc. and Entegris Korea Ltd. effective January 1, 2006.

68.	Distribution Agreement by and between Entegris Asia LLC and Entegris Singapore Pte. Ltd. effective January 1, 2006.

Schedule 4.16

OWNED REAL ESTATE

Company	Real Estate Address, City, State	County where Real Estate is Located
Entegris, Inc.*	3500 Lyman Boulevard Chaska, MN 55318	Carver County

Entegris, Inc.	101 Peavy Road Chaska, MN 55318	Carver County

Entegris, Inc.	117 Jonathan Blvd. North Chaska, MN 55318	Carver County

Entegris, Inc.	4405 Arrowswest Drive Colorado Springs, CO 80907	El Paso County

Entegris, Inc.**	5935 Rossi Lane Gilroy, CA 95020	Santa Clara County

Poco Graphite, Inc.	300 Old Greenwood Road Decatur, TX 76234	Wise County

*	Current company headquarters, which the company has announced it plans to sell later in 2009.

**	Property is currently under agreement to sell for $2.6M.

Schedule 4.17

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Legal Entity	G/L Account #	Account Description In G/L	Financial Institution	Bank Account Number	Currency
Entegris, Inc.	100200	Operating Cash Account	Wells Fargo	[*]	USD
Entegris, Inc.	100205	Payroll Cash Account	Wells Fargo	[*]	USD
Entegris, Inc.	100200	Controlled Disbursement Account	Wells Fargo	[*]	USD
Entegris, Inc.	100222	ABN Bank Korea	ABN AMRO	[*]	USD
Entegris, Inc.	100260	Wells Fargo Euro Account	Wells Fargo	[*]	EURO
Entegris, Inc.	100301	ABN AMRO Entegris Inc USD Account – Malaysia	ABN AMRO	[*]	USD
Entegris, Inc.	100311	ABN AMRO Entegris Inc USD Account – Taiwan	ABN AMRO	[*]	USD
Entegris, Inc.	100320	Commerz Bank Heilbronn Entegris, Inc.	Commerz Bank	[*]	USD
Entegris, Inc.	100360	Wells Fargo GBP (Citibank Local Currency)	Wells Fargo	[*]	GBP
Entegris, Inc.	NA	Wells Fargo SGD	Wells Fargo	[*]	SGD
Entegris, Inc.	100210	Norwest Yen Account	Wells Fargo	[*]	JPY
Entegris, Inc.	100240	Marketable Securities	Wells Fargo	[*]	USD
Poco Graphite, Inc.	NA	Cash	Comerica Bank	[*]	USD
Poco Graphite, Inc.	NA	Marketable Securities	Comerica Bank	[*]	USD
Entegris (ESC) (a business unit of Entegris, Inc.)	100200	Operating Account for ESC	Citizens	[*]	USD
Entegris (ESC) (a business unit of Entegris, Inc.)	100240	Marketable Securities for ESC	Citizens	[*]	USD
Entegris (ESC) (a business unit of Entegris, Inc.)	100245	Sweep Account for ESC	Citizens	[*]	USD
Entegris Asia LLC	N/A	N/A	Wells Fargo	[*]	USD
Entegris Pacific Ltd.	N/A	N/A	Wells Fargo	[*]	USD

Schedule 5.20

POST-CLOSING OBLIGATIONS

1. The Borrowers covenant and agree that they (or their Subsidiaries, as applicable) will satisfy each of the following conditions within 60 days after the Closing Date (which deadline may be extended to 120 days after the Closing Date by the Agent in its sole discretion, any such extension to be evidenced in writing):

(a) Delivery to the Agent of the original certificates of all stock and equity interests in Subsidiaries and joint venture interests of the Borrowers that are pledged to the Agent pursuant to the terms of the Security Agreement and other Loan Documents (except to the extent that any such stock or equity interests are not evidenced by certificates), together with duly executed blank stock powers (in form reasonably acceptable to the Agent) with respect to all such certificates.

(b) Delivery to the Agent of a current Survey of Poco’s owned Real Estate located in Texas, which Survey shall satisfy all of the Survey Requirements and shall be in scope and detail reasonably acceptable to the Agent.

(c) Delivery to the Agent of a Control Agreement with respect to the Company’s Deposit Accounts maintained with ABN AMRO Bank in Korea, Malaysia and Taiwan, and with Commerz Bank in Germany, for the collection of Accounts, except to the extent the Agent determines that it is not practicable to obtain a Control Agreement with respect to any such Deposit Account.

2. The Borrowers covenant and agree that, in the event they fail to provide evidence to the Agent of the release of record of that certain deed of trust filed in 1992 in favor of Marubeni America Corporation (Book 5960, Page 60) with respect to the Company’s owned Real Estate located in Colorado within 60 days after the Closing Date (which deadline may be extended to 120 days after the Closing Date by the Agent in its sole discretion, any such extension to be evidenced in writing), such Real Estate shall thereafter be ineligible for inclusion in the Borrowing Base. Based on the Borrower’s representation and warranty that all Debt and obligations secured by such deed of trust have been satisfied in full, the Bank Group acknowledges and agrees that the existence of record of such deed of trust, and the inclusion of an exception with respect thereto in the Mortgage Policy relating to such Real Estate, shall not result in the exclusion of such Real Estate from Eligible Real Estate prior to the deadline set forth in the first sentence of this paragraph (as extended, to the extent applicable).

3. The Borrowers covenant and agree that they shall use their best efforts to obtain the vacation of County State Aid Highway No. 18 such that the Company shall own fee simple title to Parcel 2 of the 117 Jonathan Boulevard Property free and clear of any state, county or municipal roadway rights or reservations.

4. The Borrowers covenant and agree that, within 30 days after the Closing Date (which deadline may be extended by the Agent in its sole discretion, any such extension to be evidenced in writing), the Borrowers shall: (a) arrange for the delivery to the Agent of a Control Agreement with respect to the Deposit Account maintained by Poco with Comerica Bank; or (b) make other arrangements reasonably satisfactory to the Agent with respect to depository account and cash management services utilized by Poco, consistent with the Borrowers’ obligations under Section 2.21 of the Agreement and the other provisions of the Loan Documents.

Schedule 6.1

LIENS

Secured Party (see the Lien Summary Chart on next page)	Number
1. U.S. Bancorp Oliver-Allen Technology Leasing (amended by 5297668 and continued)	2190329

2. National City Vendor Finance LLC	5245859 5
6342391

3. Sun Microsystems Global Financial Services, A Sun Microsystems, Inc. Business	6403268 6

4. US Bancorp	2007 1248052
2007 2087244

5. Wells Fargo Bank, National Association	2007 2554227

6. Dell Financial Services, L.L.C.	41143850

7. IOS Capital	42009548

Lien Summary Chart

Debtor: Entegris, Inc.

Incorporated: Delaware

Secured Party	Jurisdiction	File Number	Date Filed	Collateral	Comments
U.S. Bancorp Oliver-Allen Technology Leasing	DE State Dept.	21903297 52976687 71177640	7/31/2002	PBX console phone system; labor.	Original debtor Mykrolis Corporation, Amended 9/26/2005 to change Debtor to Entegris, Inc.

National City Vendor Finance, LLC	DE State Dept.	52458595	08/08/2005	(1) Clariion CX700 with (1) RACK-4OU-C(2) CK-2GDAE(3) CK-ATA-DAE(1) CK-2GDAE-70(45) CX-2G10-146(45) CX-AT07-250(32) FM-LL30MD(1) PW40 U-C-US(1) NAVAGT-WI-NKIT(1) CK700-KIT(1) NAV-WGKIT(1) PP-WN-KIT(1) C-MODEM-US(1) UTIL-WIN(1) NAV700-WC(1) PP-WN-WG(1) CLARSFTPP (2) DS-3282-00(2) DS2382RK4-FD(1) PS-EXP-DSC(3) CEPASPRT03 including but not limited to all replacements, parts, repairs and attachments, incorporated therein or affixed thereto, now owned or hereafter acquired.

National City Vendor Finance, LLC	DE State Dept.	63423910	10/03/2006	Including but not limited to all replacements, parts, repairs and attachments, incorporated therein or affixed thereto, now owned or hereafter acquired. (1) Clairion CX30-20 with: (1) RACK-40U-60, (1) CX---4PDAE-20, (1) CX-4PDAE, (15) CX-2G72-500, (15) CX-4G15-146, (1) PW40U-60-US, (1) CX 32-KIT, (1) C-MODEM-US, (4) UTIL-SUN, (1) NAV-WGKIT, (1)NAVAGT-SUNKIT, (1)NAVAYZ-KIT, (1)NAV32-WG, (1) SV32, (1)SV3-KIT, (4) PP-SUN-WG, (1)PP-SUN-KIT, (1)NAVAYZ-32, (1)CLHW-WAR24PRM

Secured Party	Jurisdiction	File Number	Date Filed	Collateral	Comments
Sun Microsystems Global Financial Services, a Sun Microsystems, Inc. Business	DE, SOS	64032686	11/17/2006	All equipment and related items (“Products) that are the subject of an described in any Lease Schedule, whether existing now or in the future, leased by the Secured Party named above to the Debtor named above and referencing that certain Master Lease Agreement No. 41`67924 between Mykrolis Corporation, as lessee and the Secured Party, and all additions, attachments, accessions, replacement parts and substitutions of such Products, whether now or hereafter affixed thereto or installed therein, and all proceeds of the foregoing, including insurance proceeds. If any such Lease Schedule contains a fair market value purchase option, then the filing of this financing statement with respect to such Lease Schedule is intended for notice purposes only, and is not intended to create a security interest.

U.S. Bancorp	DE, SOS	71248052	4/4/2007	Copiers (JUH01438c28801249197); Copiers (CPCJU01438BC2880)

U.S. Bancorp	DE, SOS	72087244	6/5/2007	Copier I3025 SUG04783

Debtor: Mykrolis Corporation

Incorporated: Delaware

Secured Party	Jurisdiction	File Number	Date Filed	Collateral	Comments
U.S. Bancorp Oliver-Allen Technology Leasing	DE, SOS	21903297 52976687 71177640	7/31/2002	All Equipment listed on the attached Exhibit A, leased pursuant to that certain Schedule No. 01 to Master Lease dated 6/21/2002 between MYKROLIS CORPORATION, as Lessee and U.S. Bancorp Oliver-Allen Technology Leasing, as Lessor and all modification s thereto and replacements thereof and substitutions therefor. This Financing Statement is filed to comply with the requirements of the Uniform Commercial Code in the event that, for ant (sic) reason and notwithstanding the intent of the parties, it is determined that the lease constitutes a security agreement under the Uniform Commercial Code. Any receipt of proceeds of Collateral by another secured party violates the right of Secured Party.	Amended 9/26/2005 to change Debtor to Entegris, Inc., continued 3/29/2007
Dell Financial Services, L.L.C.	DE, SOS	41143850 90277977 90385168	4/23/2004	All computer equipment and peripherals (collectively “Equipment”) wherever located heretofore or hereafter leased to Lessee by Lessor pursuant to that certain Master Lease Agreement #5425908, dated April 12, 2004, and all Schedules thereto including, without limitation, all substitutions, additions, accessions and replacements thereto and thereof, now or hereafter installed in, affixed to, or used in, conjunction with the equipment and the proceeds thereof together with all rental or installment payments, insurance proceeds, other proceeds and payments due and to become due arising from or relating to said Equipment

Secured Party	Jurisdiction	File Number	Date Filed	Collateral	Comments
IOS Capital	DE, SOS	42009548	7/15/2004	All equipment now owned or hereafter leased in an equipment leasing transaction in connection with that certain Master Lease Agreement No. 1060341, Product Schedule No./Agreement No. RB3642 (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, Including, without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash and non-cash) there from; The Equipment location as identified in the Lease.

Schedule 6.2

DEBT

Permitted Debt (Domestic):

1.	January 5, 1996 Promissory Note between Entegris, Inc. (successor in interest to Fluoroware, Inc.) and Dan Quernemoen in original principal amount of $4,138,379.

2.	Small Business Administration 504 Real Estate Loan agreement between Entegris, Inc. (as successor in interest of Critical Clean Solutions, Inc.) and Wells Fargo Bank, N.A., pursuant to the Business Lending Confirmation Letter dated June 27, 2000, in the original principal amount of $2.0 million.

Permitted Foreign Subsidiary Debt:

1.	Loan Agreement between Nihon Entegris K.K. and Sumitomo Mitsui Banking Corporation, dated November 2, 2007, in the principal amount of JPY 3.0 billion.

2.	Overdraft Agreement between Nihon Entegris K.K. and Sumitomo Mitsui Banking Corporation, dated September 28, 2008, for JPY 1.0 billion overdraft credit facility.

3.	Overdraft Agreement between Nihon Entegris K.K. and Bank of Tokyo-Mitsubishi UFJ Ltd., dated September 28, 2008, for JPY 0.5 billion overdraft credit facility.

Schedule 6.3

INVESTMENTS

Minority Ownership Investments

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
KMC K.K.	Japan	720 Shares (Capital Shares)	Entegris International Holdings B.V.	40%

American Membrane Corporation	Michigan	7,800 Shares (Common Stock)	Entegris Pacific Ltd.	13%

Separation Kinetics, Inc.	Minnesota	250,000 Shares (Preferred Stock)	Entegris, Inc.	22%

Integrated Materials, Inc.	Delaware	4,170,035 Shares (Preferred Stock)	Entegris Materials, Inc.	14%

Pureline Co., Ltd.	Korea	19,556 Shares (Common Stock)	Entegris Asia LLC	40%

Entegris Precision Technology Corporation	Taiwan	6,500,000 Shares (Common Stock)	Entegris, Inc.	50%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
NexPlanar Corporation	Delaware	915,193 Shares (Series B-1 Preferred Stock) 1,263,649 Shares (Series C Preferred Stock)	Entegris, Inc.	9%

Unidym, Inc.	Delaware	1,111,111 Shares (Series C Preferred Stock)	Entegris, Inc.	5.5%

Intercompany Debt Owed from a Foreign Subsidiary to an Obligor

Creditor	Debtor	Principal		Currency	Principal in USD (1)	Outstanding Principal Amount (USD) as of 12/31/08 (2)	Maturity Date	Rate
Entegris, Inc.	Entegris Singapore Pte. Ltd.	10,000,000	(1)	SGD	6,686,727	2,674,691	Jan, 2011	3.88%

Entegris, Inc.	Entegris (UK) Limited	3,000,000	(2)	GBP	4,356,900	388,885	Jan, 2011	8.41%

(1) Conversion rate as of 1-19-2009

(2) Excludes accrued interest

Other Investments

Company	Borrower / Obligor Name	Original Principal Amount	Type/Purpose of Loan
Entegris Materials, Inc.	Integrated Materials, Inc.	$595,730.00	Bridge loan

Schedule 6.5

DESIGNATED CHASKA EQUIPMENT

Injection molding presses and tooling and other equipment used in the production of certain FOUPs, process wafer carriers, wafer shippers and related wafer handling products manufactured in the Company’s facility located at 3500 Lyman Blvd., Chaska, Minnesota.

Schedule 9.3

NOTICES

1. If to Entegris, Inc.:	Chief Financial Officer Entegris, Inc. 3500 Lyman Boulevard Chaska, Minnesota 55318 Fax: 952-556-4480

with a copy to:

General Counsel Entegris, Inc. 129 Concord Road Billerica, Massachusetts 01821 Fax: 978-436-6739

2. If to Wells Fargo Bank, National Association:	Wells Fargo Bank, National Association Loan Adjustment Group MAC N9305-198 90 So. 7th Street, 19th Floor Minneapolis, Minnesota 55479 Attention: Troy Jefferson Fax: 612-316-1491

with a copy to

David Kurzweil Greenberg Traurig LLP 3290 Northside Parkway, Suite 400 Atlanta, Georgia 30327 Fax: 678-553-2681

3. If to Citibank NA:	Citibank, N.A. 388 Greenwich St. 23rd Floor New York, NY 10013 Attention: Humberto M. Salomon Fax: 212-308-6595

4. If to RBS Citizens, National Association:	RBS Citizens, National Association 53 State Street MBS 970 Boston, MA 02109 Attention: Peter Coates Fax: 617-994-7250

5. If to The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

1251 Avenue of the Americas

New York, NY 10020-1104

Attention: USCB-Portfolio Management

                  Scott Ackerman / Yasser Yousuf

Fax: 212-782-6440 with a copy to 312-696-4535

6. If to JPMorgan Chase Bank, N.A.:	JPMorgan Chase Bank, N.A. 277 Park Avenue, 23rd Floor New York, NY 10172 Attention: Anthony Galea Fax: 866-682-7113

7. If to National City Bank:	National City Bank 1 N. Franklin St., 20th Floor Chicago, IL 60606 Attention: Derek Cook Fax: 312-240-0301

8. If to U.S. Bank National Association:	U.S. Bank National Association Special Assets Group U.S. Bancorp Center BC-MN-H22A 800 Nicollet Mall, 22nd Floor Minneapolis, MN 55402 Attention: Ziad W. Amra, Vice President Fax: 612-303-4660

9. If to Comerica Bank:	Comerica Bank 500 Woodward Ave. - MC 3269 Detroit, MI 48226 Attention: Timothy O’Rourke Fax: 313-222-9516